UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2020  |  matthewsasia.com

GLOBAL EMERGING MARKETS STRATEGY

Matthews Emerging Markets Equity Fund

ASIA FIXED INCOME STRATEGIES

Matthews Asia Total Return Bond Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive paper copies of shareholder reports and other communications from the Funds anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800.789.ASIA (2742) to let the Fund know you wish to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Investor Class Performance and Expense Ratios (December 31, 2020) (unaudited)

		Average Annual Total Return†				2020 Annual Operating Expense Ratios*	2020 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
Investor Class	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGY

Emerging Markets Equity Fund (MEGMX)	n.a.	n.a.	n.a.	61.23%	4/30/20	2.76%	1.08%	[1]	2.77%	1.15%	[1]
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MAINX)§	5.36%	6.35%	n.a.	5.01%	11/30/11	1.15%	1.12%	[1]	1.08%	1.07%	[1]

Asia Credit Opportunities Fund (MCRDX)	1.80%	n.a.	n.a.	5.16%	4/29/16	1.14%	1.14%	[1]	1.24%	1.12%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	16.00%	8.38%	5.37%	9.22%	9/12/94	1.09%	1.09%		1.08%	1.08%

Asia Dividend Fund (MAPIX)	31.25%	12.30%	8.46%	9.98%	10/31/06	1.03%	1.02%	[2]	1.03%	1.02%	[2]

China Dividend Fund (MCDFX)	24.22%	13.36%	9.88%	11.06%	11/30/09	1.15%	1.15%		1.15%	1.15%
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	46.76%	16.88%	10.48%	11.15%	10/31/03	1.08%	1.08%		1.09%	1.09%

Pacific Tiger Fund (MAPTX)	28.83%	12.12%	8.06%	9.20%	9/12/94	1.08%	1.06%	[2]	1.08%	1.05%	[2]

Asia ESG Fund (MASGX)	42.87%	13.87%	n.a.	10.65%	4/30/15	1.42%	1.38%	[3]	1.54%	1.38%	[3]

Emerging Asia Fund (MEASX)	-2.16%	2.43%	n.a.	3.29%	4/30/13	1.75%	1.40%	[3]	1.65%	1.42%	[3]

Asia Innovators Fund (MATFX)	86.72%	22.31%	14.87%	7.05%	12/27/99	1.10%	1.10%		1.19%	1.19%

China Fund (MCHFX)	43.05%	17.98%	8.05%	11.20%	2/19/98	1.09%	1.09%		1.09%	1.09%

India Fund (MINDX)	16.45%	6.84%	6.10%	10.45%	10/31/05	1.15%	1.15%		1.11%	1.11%

Japan Fund (MJFOX)	29.82%	11.80%	10.66%	7.19%	12/31/98	0.95%	0.95%		0.93%	0.93%

Korea Fund (MAKOX)	40.77%	8.88%	8.38%	6.79%	1/3/95	1.19%	1.19%		1.15%	1.15%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MSMLX)	43.68%	12.21%	6.66%	12.25%	9/15/08	1.57%	1.39%	[3]	1.60%	1.41%	[3]

China Small Companies Fund (MCSMX)	82.52%	25.05%	n.a.	12.48%	5/31/11	1.52%	1.43%	[3]	1.62%	1.38%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 29, 2020, and may differ from the actual expense ratios for fiscal year 2020, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on December 1, 2020 for the Matthews Emerging Asia Fund, Matthews voluntarily reduced this expense limitation to 1.10% for the Institutional Class and waived a corresponding amount (in annual percentage terms) for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expense Ratios (December 31, 2020) (unaudited)

		Average Annual Total Return†				2020 Annual Operating Expense Ratios*	2020 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
Institutional Class	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGY

Emerging Markets Equity Fund (MIEFX)	n.a.	n.a.	n.a.	61.55%	4/30/20	2.65%	0.90%	[1]	2.57%	0.90%	[1]
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MINCX)§	5.60%	6.58%	n.a.	5.23%	11/30/11	1.00%	0.90%	[1]	0.97%	0.90%	[1]

Asia Credit Opportunities Fund (MICPX)	2.05%	n.a.	n.a.	5.41%	4/29/16	0.98%	0.90%	[1]	1.07%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	16.18%	8.53%	5.52%	5.68%	10/29/10	0.96%	0.96%		0.94%	0.94%

Asia Dividend Fund (MIPIX)	31.29%	12.42%	8.57%	8.73%	10/29/10	0.93%	0.93%	[2]	0.93%	0.92%	[2]

China Dividend Fund (MICDX)	24.37%	13.53%	10.07%	10.31%	10/29/10	1.02%	1.02%		1.01%	1.01%
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	47.01%	17.07%	10.67%	10.78%	10/29/10	0.95%	0.95%		0.94%	0.94%

Pacific Tiger Fund (MIPTX)	28.98%	12.30%	8.24%	8.17%	10/29/10	0.94%	0.92%	[2]	0.93%	0.91%	[2]

Asia ESG Fund (MISFX)	43.13%	14.12%	n.a.	10.89%	4/30/15	1.29%	1.20%	[3]	1.41%	1.20%	[3]

Emerging Asia Fund (MIASX)	-1.94%	2.65%	n.a.	3.51%	4/30/13	1.62%	1.19%	[3]	1.51%	1.20%	[3]

Asia Innovators Fund (MITEX)	87.01%	22.53%	n.a.	19.63%	4/30/13	0.95%	0.95%		1.05%	1.05%

China Fund (MICFX)	43.23%	18.18%	8.23%	7.91%	10/29/10	0.93%	0.93%		0.91%	0.91%

India Fund (MIDNX)	16.65%	7.03%	6.29%	5.97%	10/29/10	1.03%	1.03%		0.94%	0.94%

Japan Fund (MIJFX)	29.85%	11.87%	10.76%	11.73%	10/29/10	0.91%	0.91%		0.88%	0.88%

Korea Fund (MIKOX)	40.76%	9.00%	8.52%	9.24%	10/29/10	1.05%	1.05%		1.05%	1.05%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MISMX)	43.90%	12.44%	n.a.	8.15%	4/30/13	1.47%	1.20%	[3]	1.46%	1.20%	[3]

China Small Companies Fund (MICHX)	82.89%	n.a.	n.a.	28.63%	11/30/17	1.37%	1.20%	[3]	1.51%	1.20%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 29, 2020, and may differ from the actual expense ratios for fiscal year 2020, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20%. Beginning on December 1, 2020 for the Matthews Emerging Asia Fund, Matthews voluntarily reduced this expense limitation to 1.10% for the Institutional Class. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Cover photo: Terraced fields at Yunnan, China

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2020. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

4	MATTHEWS ASIA FUNDS

*The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

matthewsasia.com | 800.789.ASIA	5

Message to Shareholders from the President of Matthews Asia Funds

Dear Valued Shareholder,

For most of us, 2020 will be remembered for being an unprecedented year, with the depth and duration of COVID-19 affecting global economic activity and markets across the world. Of course, as we look back, what is most important is not the economic impact but the human one. With that, our thoughts are with all those that have been impacted by the virus, either directly or indirectly, and we extend our gratitude to all health care professionals, scientists and service providers who have diligently worked to help and provide care to those in need around the world.

Notably, we at Matthews Asia are no strangers to operating through health crises, with the infectious diseases SARS, MERS and swine flu all occurring this century. Their ability to cause disruption was fortunately temporary and we hope that the same will be said of the pandemic we currently face. During outbreaks such as COVID-19, our primary objective is the health and well-being of our employees and their families, consideration for our shareholders and our service providers and the continuity of business operations to ensure our portfolios can be managed without interruption. In this regard, I am particularly proud of how our firm has responded despite the significant disruption to daily life that has occurred.

Performance

Against a backdrop of a pandemic, we witnessed an initial collapse in economic activity and plunges in stock markets around the world. Remarkably, however, 2020 may also be remembered for the surprising strength of markets as investors began to reappraise their outlook. This is particularly true of Asia, where control over the pandemic enabled a return to normality and economic output for many of its countries long before those in the West. Following the tumult of the first quarter, equity markets across much of the globe reversed course in the second half of the year. We then saw an uptick in sentiment in the fourth quarter, largely driven by the development and rollout of the coronavirus vaccines as well as prospects for improving China—U.S. relations with the election of a new U.S. president.

We are accustomed to these kinds of swings in markets, given our long history of focusing on Asia. This strengthens our resolve to remain focused on our core investment principles with a bottom-up approach and long-range view. While the lockdowns have limited the amount of travel that our analysts and portfolio managers can do to visit companies, our investment team was still able to conduct 15-20 virtual meetings each a day on average across the team, starting early in the morning and continuing late into the night, to catch the working day in Asia on behalf of our shareholders. Amid the volatile environment, I am proud of the positive relative and absolute performance delivered across most of the Matthews Asia Funds.

Emerging Markets

Despite a challenging year, we successfully launched the Matthews Emerging Markets Equity Fund—an important milestone for Matthews Asia as it is our first strategy to invest in broad emerging markets. For almost 30 years, we have focused our research and investment capabilities within a region that now dominates the emerging markets. Asia’s representation within the MSCI Emerging Market Index has risen to over 75%, with the increasing inclusion of China’s domestically listed A-shares driving recent changes in benchmark weightings. As an Asia investment specialist, we have significant experience investing in the complex and diverse range of countries and economies that comprise the largest segment of emerging markets. We believe we can leverage this expertise in other emerging markets and apply the same established fundamental investment process in order to evaluate a company, its management team and corporate governance.

ESG

We recognize that a growing number of investors are looking for strategies that have ESG integration, particularly given events over the past 12 months. A deep appreciation of corporate governance is built into our DNA and our investment approach has always been committed to assessing corporate governance. We believe governance influences social and environmental factors, providing a starting point for analysis. At Matthews Asia, we remain committed to incorporating ESG considerations within the very fabric of our investment process. We continue to look at integrating ESG practices into our portfolios and further enhancing our ESG capabilities. While strong corporate governance, as well as good ESG practices, may show little direct link to short-term stock performance, we believe they are critical to delivering long-term, risk-adjusted shareholder value.

The New Matthewsasia.com Website

In December, we launched the newly designed matthewsasia.com website. With a visually engaging design, our new website provides a faster, easier navigation experience—whether on your mobile, tablet or desktop—for quicker access to information and content, including

6	MATTHEWS ASIA FUNDS

new scrollable Funds section with fewer tabs and fewer clicks. The site includes a new Insights section that makes finding and accessing content easier with curated articles, whitepapers, webcasts, podcasts and videos that bring Asia to you with rich imagery for a more immersive web experience. We hope you enjoy exploring the new website with its enhanced search function that allows you to explore our extensive resources on Asia and to more easily find the information on your investments and thought leadership from the investment team.

Looking Ahead to 2021

While uncertainty remains as we head into the New Year, we look forward to a successful rollout of vaccinations and the return to normal daily patterns prior to the pandemic. We will continue to maintain a thoughtful but opportunistic approach to identify the most attractive long-term investment opportunities, and we remain steadfast in our investment approach on developing deep insights through fundamental research on behalf of our clients. We take seriously the stewardship of your assets and thank you for being a valued shareholder during what has been a particularly tumultuous and challenging year.

William J. Hackett

President of Matthews Asia Funds

matthewsasia.com | 800.789.ASIA	7

Message to Shareholders from the

Investment Advisor

Dear Valued Shareholders,

I don’t know if I have ever experienced such a strange year. Perhaps that is a common sentiment. However, I refer less to the lockdown. Nor do I refer about work so much. We were able to keep in touch with each other through technology and socially distanced face-to-face meetings. Through the same use of video conference calls, we were able to maintain contact with companies, both familiar and new. We were able to adapt—we were given lemons and we made lemonade. In many respects, performance of the portfolios has been excellent; so it is hard to see how the environment disadvantaged our investors. Nevertheless, our investment team are all to be congratulated by the way they responded to the environment and continued to make decisions on behalf of clients.

No, none of that has been too strange. But the markets themselves? There, I do pause for thought. Given the set of circumstances we have faced—political, economic and emotional—I would not have expected markets to do so well. So, why have they?

Perhaps we need to go back to the beginning. At least from a market perspective, our initial reaction was sanguine. After all, China had faced things like this before and had dealt with them. In the past, such episodes had little long-term effect on the markets. This turned out, in hindsight, to be more or less true for the current virus, but only for China, which reacted in a way largely consistent with previous outbreaks. For the rest of the world, however, it didn’t start out that way. The economic effects of the lockdown hit hard on expectations of current sales and profits. Only in the virtual world were businesses somewhat protected from the worst, as people could transact with total physical distance.

The virus spread far wider than previous outbreaks and the economic effects were deeper and longer-lasting than we ever suspected. And yet, the idea that this was a temporary disruption to the general trend of economic and human progress has never really gone away. Markets were able to see through the near term and still believe in a “normal” future. So, when the dampening effects of weak current economic activity and raised household savings caused bond yields to fall across much of the world outside of China, valuations soared. After all, if you are able to discount a normal future at abnormally low interest rates, then price-to-earnings ratios (valuation ratio of a company’s current share price compared to its per-share earnings) should be much higher. So, the equity market saw a positive future while bond yields were suppressed by low demand for goods and the persistent lack of demand for new investment that has been a commonplace of recent years.

And so it has been a topsy-turvy world in many ways. Perhaps white is the new black—“watch out when things get better, they may get worse!” In any other year, I might feel self-conscious writing such phrases; but not this year. For I can see it is entirely possible that, in the face of a vaccine and a recovery in economic activity, bond yields may rise again and those valuations that seemed justified may suddenly become unrealistic. Now, how much of a concern is this?

It’s undeniable that some of these valuation effects have helped performance in your portfolios this past year. However, these effects are mitigated by several factors. First, of course, we are aware of these effects and always strive to own securities whose valuations are justifiable in the face of their long-term business prospects. Second, we have been trying to take advantage of those businesses which have suffered most from the direct effects of the lockdown. These are not poor businesses but businesses that many investors have overlooked simply because they have been fascinated by the momentum elsewhere. And finally, when we look at the strange interaction between weak activity, collapsing bond yields and high valuations on weak profits that has been the heady, if startling, recipe of

8	MATTHEWS ASIA FUNDS

2020, it is perhaps least in evidence in China—economic activity has bounced back earlier and stronger than elsewhere and bond yields are, for want of a better word, “normal.”

As I look into 2021, the dislocations in the markets that may happen from a return to normality may be more keenly felt in those markets where normal conditions have been suspended the longest. It’s not hard to imagine a vaccine-inspired end of lockdowns in the U.S. and the West leading to a burst of inflationary pressures as demand returns more swiftly than supply, people pay down precautionary savings and enjoy a return to normal spending patterns. My expectation in such a case would be for bond yields to rise and valuations in the most extended parts of all markets, particularly the U.S. and Europe, to revert to something more normal. However, my relative optimism for Asia and the emerging markets extends beyond these short-term effects. In the U.S. we have already seen the first suggestions of a return to more friendly policy internationally, a more pro-labor stance and an administration likely to be supportive of fiscal and monetary expansion. All of this brings the U.S. belatedly in line with some policies that have already been prevalent in Asia for the past decade, to the detriment of Asia’s relative market performance but the benefit of the internal stability of their societies.

The common perception among asset allocators, both in the U.S. and abroad, appears to be that a period of a slightly weaker dollar is the most likely outcome in the currency markets. There is a renewed willingness to look at international markets in general and emerging and Asian markets in particular. I wish the fortunes of these markets were not so tightly tied in the short-run to the direction of the U.S. dollar, but that seems to be one constant of the world. I believe it is a relationship that will gradually weaken along with the continuing development of China’s own capital markets and the likelihood that it will continue to be an international investor. Nevertheless, a weaker dollar, if that is indeed to happen, is an important tailwind for our markets.

And if a weaker dollar should focus investors’ attention a little more on the long-term trends we seek, so much the better. We still believe that one can prosper over the long term by finding businesses that are the leaders of the development of a world class health care industry, indigenous innovation in technology hardware and online business models, the growth and domination of local brand leaders in more traditional business, and the modernization and development of capital markets to support efficient and sustainable growth for more than half the world’s population. So, even in a topsy-turvy 2020, and maybe a turvy-topsy 2021, that is what we will continue to try and do.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA	9

PORTFOLIO MANAGERS

John Paul Lech
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEGMX	MIEFX
CUSIP	577130651	577130644
Inception	4/30/20	4/30/20
NAV	$15.76	$15.77
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.76%	2.65%
After fee waiver and Reimbursement[2]	1.08%	0.90%
Portfolio Statistics
Total # of Positions		58
Net Assets		$44.8 million
Weighted Average Market Cap		$154.2 billion
Portfolio Turnover[3]		62.3%
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Matthews Emerging Markets Equity Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies.

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited)

The Matthews Emerging Markets Equity Fund launched on April 30, 2020. From inception to December 31, 2020, the Fund returned 61.23% (Investor Class) and 61.55% (Institutional Class), while its benchmark, the MSCI Emerging Markets Index, returned 42.23%. For the quarter ending December 31, 2020, the Fund returned 22.15% (Investor Class) and 22.30% (Institutional Class) versus 19.77% for the index.

Market Environment:

Global equities were volatile in the year, but ultimately generated attractive returns, and this was particularly pronounced in Asian and emerging markets more broadly. Global markets fell in the first quarter, as worries surrounding the spread of COVID-19 moved beyond China. Fears of a global growth slowdown turned into reality as governments worldwide began to implement different versions of ‘shelter in place’ to contain the movement of the virus. Markets recovered in part due to the extraordinary fiscal and monetary measures put in place by many countries. Early in the year, cyclically sensitive sectors like energy, materials, industrials and financials suffered most while companies related to communication services and technology performed better. In the second quarter, most global financial markets, including Asia’s, began to rise as major economies began to relax prior pandemic-related restrictions. The gradual reopening of businesses—especially those focused on services and consumption—helped bolster sentiment and bring a floor to stock prices globally.

In the third quarter, economic recovery and improved sentiment began to take hold as major economies continued to relax COVID-19 lockdown restrictions even further. China’s V-shaped recovery in manufacturing along with a steady recovery in domestic consumption brought some normalcy to daily life. Emerging market currencies rallied slightly against the US dollar in the third quarter, acting as a slight tailwind for EM equities. Growth stocks outpaced value and small caps outperformed large caps in the third quarter. The fourth quarter saw further economic strengthening. Cyclical stocks in beaten up or export driven markets such as Indonesia and Korea rallied most in the fourth quarter, while markets that experienced early recovery like China, Japan and India lagged slightly. Market strength gained momentum following the U.S. Presidential elections in November as markets hoped for less confrontational U.S.—China relations, combined with an announcement of several approved COVID-19 vaccines that were due for distribution early in 2021.

Performance Contributors and Detractors:

For the fourth quarter, stock selection in China and Hong Kong was a notable contributor to performance from a regional perspective. On the other hand, stock selection in South Korea was a detractor. From a sector perspective, stock selection in communication services and financials was a contributor. Meanwhile, stock selection in energy and an overweight in real estate were slight detractors.

Samsung Electronics was a major contributor to portfolio returns in the fourth quarter as expectations regarding the company’s semiconductor business, which is the majority of the firm’s profitability, remain positive. The semiconductor

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

10	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
		Actual Return, Not Annualized
	3 Months	Since Inception	Inception date
Investor Class (MEGMX)	22.15%	61.23%	04/30/20
Institutional Class (MIEFX)	22.30%	61.55%	04/30/20
MSCI Emerging Markets Index[4]	19.77%	42.23%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	5.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.8%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.9%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	3.2%
AIA Group, Ltd.	Financials	China/Hong Kong	3.0%
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	France	2.6%
LUKOIL PJSC	Energy	Russia	2.1%
CapitaLand, Ltd.	Real Estate	Singapore	2.0%
Heineken N.V.	Consumer Staples	Netherlands	2.0%
Kotak Mahindra Bank, Ltd.	Financials	India	2.0%
% OF ASSETS IN TOP 10			32.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	11

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited) (continued)

business can be divided between memory and logic, both of which are becoming more consolidated. We believe Samsung Electronics’ governance, balance sheet and competitive position are all attractive attributes.

On the other hand, Anhui Conch Cement was a slight detractor. The company is considered a leader in its industry with some of the lowest costs and a good history of capital allocation. We remain positive on the company’s prospects as its core product is an essential component of any increase in construction or infrastructure spending.

Notable Portfolio Changes:

The year’s market volatility required an active approach to portfolio construction and we initiated positions over the fourth quarter. We added Allegro, an e-commerce company in Poland that does more than 10 times the gross merchandise value (GMV) of its next largest competitor. In China, we augmented our holdings in the consumer discretionary by adding JD.com which has a growing business in grocery delivery—an underpenetrated segment of online retail. We also added a position in Grupo Aeroportuario del Sureste, which operates several airports across Mexico and could be a beneficiary of increased travel once vaccinations against COVID-19 become more widely implemented.

Outlook:

Looking back at an extraordinary year, North Asia handled the pandemic significantly better than other parts of the world, and this was largely reflected in the outperformance of the MSCI Emerging Markets Asia Index from the March lows versus the rest of emerging markets. When considering this outperformance, it is important to remember that equities are fundamentally an anticipatory asset class: What has happened is less important than what is likely to happen and how fast potential changes may happen.

In the year ahead, we will continue to look for good investment opportunities across a broad swath of geographies including Southeast Asia, Russia and Brazil. In all markets, we believe fundamental research is the name of the game. We find that China in particular is a market where looking beyond the leading companies could prove fruitful to active investors. The incoming Biden administration in the U.S. may decrease the vitriol and unpredictability that has existed between the U.S. and China. A more predictable relationship is a positive development for markets globally. Risks in 2021 include the potential for an uneven global economic recovery, but we are also focused on political and ESG risks. In terms of currency moves, the consensus view is for a weakening U.S. dollar versus many emerging market currencies.

Thematically, we are thinking in terms of a re-opening and the “next normal.” The key is to separate companies that artificially benefit from the pandemic from companies where long-term fundamentals have been catalytically charged by it. We are encouraged by the rapid scientific progress related to the vaccines. In the third quarter of 2020, many analysts were hoping for a vaccine with perhaps 50% effectiveness. So, distribution challenges aside, the announcement of multiple vaccines with 80%+ effectiveness during the fourth quarter should be seen as positive news. Strong local currencies and a re-opening of the world economy bode well for emerging markets to potentially offer attractive equity gains in 2021.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	30.0
South Korea	11.9
India	11.2
Brazil	6.3
Taiwan	5.8
Russia	5.4
Singapore	3.3
Mexico	3.2
Poland	3.1
France	2.6
Netherlands	2.0
United Kingdom	1.8
Indonesia	1.7
Canada	1.6
Philippines	1.3
Peru	1.3
Argentina	1.3
South Africa	1.1
Vietnam	0.7
Cyprus	0.4
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)[7]
Information Technology	19.3
Consumer Discretionary	18.6
Financials	17.7
Communication Services	9.0
Materials	6.7
Health Care	6.6
Energy	5.2
Consumer Staples	5.0
Industrials	4.0
Real Estate	3.9
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	57.4
Large Cap ($10B–$25B)	18.6
Mid Cap ($3B–10B)	12.1
Small Cap (under $3B)	7.8
Cash and Other Assets, Less Liabilities	4.0

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

12	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Equity Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 90.2%

	Shares	Value

CHINA/HONG KONG: 30.0%
Tencent Holdings, Ltd.	20,200	$1,453,467

AIA Group, Ltd.	108,600	1,323,413

Alibaba Group Holding, Ltd.[b]	37,700	1,096,487

Ping An Insurance Group Co. of China, Ltd. A Shares	67,100	897,912

Midea Group Co., Ltd. A Shares	56,400	849,407

Bilibili, Inc. ADR[b]	9,800	840,056

Yum China Holdings, Inc.	13,900	793,551

Wuxi Biologics Cayman, Inc.[b,c,d]	59,000	782,419

Techtronic Industries Co., Ltd.	50,000	714,671

Alibaba Group Holding, Ltd. ADR[b]	2,800	651,644

Anhui Conch Cement Co., Ltd. A Shares	81,400	647,105

Lepu Medical Technology Beijing Co., Ltd. A Shares	154,242	644,763

JD.com, Inc. ADR[b]	6,600	580,140

JD Health International, Inc.[b,c,d]	29,400	568,853

China International Capital Corp., Ltd. H Shares[b,c,d]	206,000	558,517

Estun Automation Co., Ltd. A Shares[b]	117,000	537,070

Jiumaojiu International Holdings, Ltd.[b,c,d]	161,000	490,584

Total China/Hong Kong		13,430,059

INDIA: 11.2%
Kotak Mahindra Bank, Ltd.[b]	33,183	906,914

Infosys, Ltd. ADR	43,100	730,545

HDFC Bank, Ltd. ADR[b]	9,700	700,922

Reliance Industries, Ltd.	22,763	619,357

Colgate-Palmolive India, Ltd.	25,684	550,933

Aditya Birla Capital, Ltd.[b]	436,712	508,062

PI Industries, Ltd.	16,884	507,694

Dr. Reddy’s Laboratories, Ltd. ADR	6,800	484,772

Total India		5,009,199

BRAZIL: 6.3%
Banco BTG Pactual SA	38,400	694,035

Vale SA ADR	39,100	655,316

Pagseguro Digital, Ltd. Class Ab	10,300	585,864

Hapvida Participacoes e Investimentos SAc,d	158,500	467,615

Magazine Luiza SA	91,200	437,319

Total Brazil		2,840,149

SOUTH KOREA: 6.1%
LG Household & Health Care, Ltd.	510	761,188

Hugel, Inc.[b]	3,372	583,375

Macquarie Korea Infrastructure Fund	50,756	497,990

Kia Motors Corp.	7,876	453,790

NAVER Corp.	1,614	435,085

Total South Korea		2,731,428

TAIWAN: 5.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	138,000	2,610,611

Total Taiwan		2,610,611

RUSSIA: 5.8%
LUKOIL PJSC ADR	14,063	956,467

Novatek PJSC GDR[d]	4,556	741,934

Yandex N.V. Class Ab	10,500	730,590

Polymetal International PLC	7,700	177,256

Total Russia		2,606,247

	Shares	Value

MEXICO: 3.8%
Prologis Property Mexico SA de CV, REIT	380,638	$853,875

Grupo Aeroportuario del Sureste S.A.B. de CV. ADR[b]	3,400	560,762

Fresnillo PLC	18,347	283,380

Total Mexico		1,698,017

SINGAPORE: 3.3%
CapitaLand, Ltd.	366,000	908,145

Sea, Ltd. ADR[b]	2,800	557,340

Total Singapore		1,465,485

POLAND: 3.1%
Allegro.eu SAb,c,d	30,763	697,493

LiveChat Software SA	24,646	692,730

Total Poland		1,390,223

FRANCE: 2.6%
LVMH Moet Hennessy Louis Vuitton SE	1,836	1,149,339

Total France		1,149,339

NETHERLANDS: 2.0%
Heineken N.V.	8,147	907,893

Total Netherlands		907,893

INDONESIA: 1.7%
PT Bank Rakyat Indonesia Persero	2,488,300	739,780

Total Indonesia		739,780

ZAMBIA: 1.6%
First Quantum Minerals, Ltd.	40,300	723,431

Total Zambia		723,431

PERU: 1.3%
Credicorp, Ltd.	3,600	590,472

Total Peru		590,472

ARGENTINA: 1.3%
Globant SAb	2,700	587,547

Total Argentina		587,547

PHILIPPINES: 1.3%
Wilcon Depot, Inc.	1,602,300	565,079

Total Philippines		565,079

UNITED KINGDOM: 1.2%
Avast PLC[c,d]	73,218	537,623

Total United Kingdom		537,623

SOUTH AFRICA: 1.1%
Discovery, Ltd.	46,887	490,169

Total South Africa		490,169

VIETNAM: 0.7%
FPT Corp.	120,914	309,358

Total Vietnam		309,358

TOTAL COMMON EQUITIES		40,382,109

(Cost $34,381,230)

matthewsasia.com | 800.789.ASIA	13

Matthews Emerging Markets Equity Fund

December 31, 2020

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 5.8%

	Shares	Value

SOUTH KOREA: 5.8%
Samsung Electronics Co., Ltd., Pfd.	38,490	$2,611,045

Total South Korea		2,611,045

TOTAL PREFERRED EQUITIES		2,611,045

(Cost $1,638,350)

TOTAL INVESTMENTS: 96.0%		42,993,154
(Cost $36,019,580)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%		1,798,943

NET ASSETS: 100.0%		$44,792,097

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $4,103,104, which is 9.16% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

14	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager

Satya Patel	Wei Zhang
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$11.25	$11.25
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.00%
After Fee Waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions	42
Net Assets	$114.8 million
Modified Duration[3]	4.3
Portfolio Turnover[4]	39.7%
Benchmark
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. The Fund’s investments in debt securities may be denominated in any currency, may be of any quality or may be unrated, and may have no stated maturity or duration target.

Matthews Asia Total Return Bond Fund†

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Total Return Fund returned 5.36% (Investor Class) and 5.60% (Institutional Class), while its benchmark, the 50% Markit iBoxx Asian Local Bond/50% J.P. Morgan Asia Credit Index returned 7.95%. For the fourth quarter of the year, the Fund returned 5.41% (Investor Class) and 5.48% (Institutional Class) versus 3.70% for the Index.

Market Discussion:

Just as the COVID-19 pandemic re-shaped our daily lives, it also reshaped markets. Sectors that were traditionally considered risky, such as IT, became darlings as work-from-home became “safe” while traditionally “safe” sectors like gaming and real estate investment trusts (REITs—REITs are income-generating vehicles designed to pay out maximum amounts of their underlying cash flow as dividends to their unit holders) became “risky” as all sectors faced a new paradigm of virtual over bricks and mortar. The theme of safety, and safety over risky, dominated all asset classes. Investment grade outperformed high yield (A high-yield bond has a credit rating of below investment grade. Credit ratings are issued by three major credit rating agencies: S&P, Moody’s and Fitch. If the bond is rated AAA to BBB-, then it is considered investment grade. If it is BBB- to C-, it is considered to be high yield. If it’s below C-, it’s a defaulted bond. Issuers with lower bond ratings and higher default risks need to offer higher yields to compensate for the higher risk.), developed markets (DM) rates outperformed emerging markets (EM) rates, gold outperformed copper and oil. Within Asia high yield, companies with little liquidity risks outperformed those with more murky stories. The equity market was no different, favoring safe themes such as companies that benefited from stay-at-home or tech names that benefited from secular growth trends. Growth vastly outperformed value, with the S&P 500 Growth Index returning 20% for the first three quarters of 2020 compared to the S&P 500 Value Index which returned -14%, a gap of 34%. Growth represented safety while value represented risk as cyclical companies were the most affected by the pandemic.

In the fourth quarter, as people grew weary of continued lock-downs, the market charted a new direction. With the announcement of successful vaccine trials, the mood turned decidedly risk-on. High yield outperformed investment grade, EM (including Asia) outperformed U.S. equities, local currencies rose versus the U.S. dollar, and U.S. treasury yields rose. Up until then, these fourth quarter outperformers had been among the biggest losers of the year.

Within Asian local bonds, the Philippines was the top performer in 2020, followed by Taiwan, Malaysia, and China. However, in the fourth quarter, the top performers were Indonesia and Thailand which were hit hard by the pandemic due to their reliance on tourism, as well as commodities exports in the case of Indonesia. China bonds benefited from the country’s relative success in virus containment, greater government measures to open up the local bond market to foreign investment, as well as greater foreign investment interest due to the decline in rates across the DM world.

Performance Contributors and Detractors:

The Fund’s top contribution to performance came from our overweight to U.S. dollar-denominated high yield credit and allocation to local-currency Chinese credit. However, an underweight to local rates, such as Hong Kong, Singapore and India, as well as an underweight to U.S. dollar-denominated investment grade credit detracted from performance. By currency, our overweights in Chinese renminbi, Singaporean dollar and South Korean won contributed positively, while exposures in Indian rupee and Indonesian rupiah detracted from performance.

The top contributors to Fund performance during the fourth quarter came from U.S. dollar-denominated high yield credit. In terms of country allocation, exposures to South Korea currency and Indonesian local bonds contributed. The top detractors came from China and India, where we have a slight underweight in terms of rates. Currency contributed positively to performance in the quarter, led by our overweights in Chinese

(continued)

†	The Fund’s name changed from Matthews Asia Strategic Income Fund to Matthews Asia Total Return Bond Fund on January 31, 2020.
*

Effective January 31, 2020, the Fund changed its benchmark to a blended benchmark comprised of 50% Markit iBoxx Asian Local Bond Index and 50% J.P. Morgan Asia Credit Index. Prior to January 31, 2020, the Fund’s benchmark was the Markit iBoxx Asian Local Bond Index. Matthews believes that the blended benchmark is more appropriate in light of the Fund’s current investment strategy. The Markit iBoxx Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asia Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Local Bond Index thereafter.

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g. custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	15

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	5.41%	5.36%	4.54%	6.35%	5.01%	11/30/11
Institutional Class (MINCX)	5.48%	5.60%	4.77%	6.58%	5.23%	11/30/11
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index[5]	3.70%	7.95%	5.74%	5.87%	4.78%
Markit iBoxx Asian Local Bond Index[5]	5.61%	9.55%	5.93%	6.07%	3.75%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2020													2019
	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	n.a.	$0.06	$0.04	$0.00	$0.03	$0.04	$0.03	$0.04	$0.04	$0.04	$0.03	$0.08	$0.44	$0.08	$0.10	$0.14	$0.12	$0.44
Inst’l (MINCX)	n.a.	$0.07	$0.04	$0.01	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.09	$0.46	$0.09	$0.11	$0.14	$0.12	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.80% (4.68% excluding waivers)

Institutional Class: 5.04% (4.82% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/20, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.27%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definitions. Effective January 31, 2020, the Fund changed its benchmark to a blended benchmark comprised of 50% Markit iBoxx Asian Local Bond Index and 50% J.P. Morgan Asia Credit Index. Prior to January 31, 2020, the Fund’s benchmark was the Markit iBoxx Asian Local Bond Index. Matthews believes that the blended benchmark is more appropriate in light of the Fund’s current investment strategy. The Markit iBoxx Asian Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	5.7%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	4.7%
Viet Nam Debt & Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.7%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	4.1%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Health Care	U.S. Dollar	3.9%
Poseidon Finance 1, Ltd., Cnv., 0.000%, 02/01/2025	Financials	U.S. Dollar	3.9%
Times China Holdings, Ltd., 6.200%, 03/22/2026	Real Estate	U.S. Dollar	3.5%
Logan Group Co., Ltd., 5.250%, 02/23/2023	Real Estate	U.S. Dollar	3.5%
Malaysia Government Bond, 4.642%, 11/07/2033	Foreign Government Bonds	Malaysian Ringgit	3.2%
KWG Group Holdings, Ltd., 5.875%, 11/10/2024	Real Estate	U.S. Dollar	3.0%
% OF ASSETS IN TOP 10			40.2%

16	MATTHEWS ASIA FUNDS

CURRENCY ALLOCATION (%)[6,7]
US Dollar	43.0
South Korean Won	10.3
Singapore Dollar	9.3
China Renminbi	8.6
Malaysian Ringgit	6.6
Indonesian Rupiah	6.5
Philippines Peso	5.4
Thailand Baht	5.3
Indian Rupee	3.4
China Renminbi Offshore	1.6

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	40.4
India	12.8
Indonesia	12.2
Philippines	7.7
Malaysia	6.3
Vietnam	4.7
Switzerland	2.5
Thailand	2.2
South Korea	1.6
Cash and Other Assets, Less Liabilities	9.7

SECTOR ALLOCATION (%)[6,7]
Real Estate	23.2
Foreign Government Bonds	20.2
Financials	16.7
Communication Services	8.8
Materials	6.6
Consumer Discretionary	6.1
Health Care	3.9
Energy	3.9
Industrials	0.9
Cash and Other Assets, Less Liabilities	9.7

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	56.1
Government Bonds	24.8
Convertible Corporate Bonds	9.4
Cash and Other Assets, Less Liabilities	9.7

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary  (unaudited) (continued)

renminbi and South Korean won, while the portfolio’s overweight in Indonesian rupiah detracted slightly.

Notable Portfolio Changes:

We started 2020 with a focus on boosting duration (a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates), adding investment grade-rated credit in local Chinese renminbi bonds and U.S. dollar-denominated bonds. As the virus sell-off intensified, we began to look for value among bonds most punished and continued to do so throughout the second quarter. This included adding to some perpetual bonds and highly-rated long-duration bonds, such as Geely, JD.com, and Syngenta. These bonds had suffered from illiquidity risk and the dash-for-cash panic, but are fundamentally strong companies that we believe are capable of weathering prolonged financial stress. In the third quarter, as governments worldwide focused on providing ample stimulus, the risk appetite of the market grew. We took profits on some investment grade names, such as JD.com and Weibo that had rebounded quickly. We believed value remained in many high yield bonds, which had not recovered as quickly and began boosting allocation to high yield bonds again, such as by adding Times China. We also added local currency exposure.

In the fourth quarter, we exited Chinese apparel maker Bosideng as it had rallied substantially and hit our price target. We also exited long-dated Syngenta bonds as it had rallied quite well in the recovery and we were concerned about rising rate risk associated with this long-duration bond. We added the convertible bonds of South Korean internet company Kakao (Daum) to increase exposure to the high-growth tech sector. We also added Powerlong, a commercial real estate developer in China, to diversify our Chinese real estate exposure which had been concentrated on residential development. In terms of currency, we added exposure to Indonesian rupiah, Korean won, Singaporean dollar, and Indian rupee in anticipation of local currency outperformance versus the U.S. dollar on the back of global risk-on sentiment.

Outlook:

The big question for 2021 is whether we are entering the start of a new macro trend, the much anticipated “value rotation” or cyclical risk-on. With new lockdown restrictions in countries with a new COVID strain, the value rotation could seem premature. However, governments and central banks globally seem committed to providing stimulus to help the sectors most hit by COVID—largely value sectors such as retail, banks, energy and industrials. Therefore, we think it’s unlikely that stimulus will be withdrawn before the recovery in value sectors seem more certain. As such, we believe Asia high yield credit and local currencies—considered “value” in the bond space—could continue to outperform.

With the market expecting a higher chance of U.S. stimulus and significantly more virus spread, U.S. 10-year treasury increased 23 basis points (0.23%) during the quarter. We believe U.S. interest rates have some scope to rise as inflation and economic activity normalizes in 2021, but don’t expect it to be a sharply disruptive move. In Asia, we expect to see relatively muted movements in interest rates for most countries. China bonds acted as a diversifier in the fourth quarter and we continue to believe they have the long-term potential to become a source of safety and diversification, similar to the roles played by other DM Asia rates and U.S. treasuries.

Given this backdrop, we are positioning our portfolio with a mild underweight to U.S. dollar-denominated securities and interest rate duration. We expect spreads to continue its march tighter as spreads continue to be wide relative to its history, as well as relative to similar quality issuers in U.S. and other EM regions. We also expect technicals to remain favorable as demand outstrips supply as we expect issuance from the biggest issuers, the Chinese real estate sector, to remain subdued as regulators limit leverage in the industry. In summary, we seek to position our portfolio to benefit from tail winds of credit spread (the difference between the quoted rates of return on two different investments, usually of different credit qualities but similar maturities) tightening and Asia currency appreciation while mitigating mild headwinds from likely interest rate rises and further steepening of yield curves (yield curve is a curve showing several yields to maturity or interest rates across different contract lengths for a similar debt contract).

matthewsasia.com | 800.789.ASIA	17

Matthews Asia Total Return Bond Fund

December 31, 2020

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 56.1%

	Face Amount*	Value

CHINA/HONG KONG: 32.6%

Wanda Properties International Co., Ltd.
7.250%, 01/29/24[b]	5,300,000	$5,438,012

Times China Holdings, Ltd. 6.200%, 03/22/26[b]	3,900,000	4,046,206

Logan Group Co., Ltd. 5.250%, 02/23/23[b]	3,900,000	3,970,195

KWG Group Holdings, Ltd. 5.875%, 11/10/24[b]	3,400,000	3,495,211

CIFI Holdings Group Co., Ltd. 6.550%, 03/28/24[b]	3,200,000	3,417,632

King Talent Management, Ltd. 5.600%[c], 12/04/22[b,d]	3,500,000	3,035,167

KWG Group Holdings, Ltd. 7.875%, 09/01/23[b]	2,050,000	2,132,566

Powerlong Real Estate Holdings, Ltd.
5.950%, 04/30/25[b]	1,800,000	1,825,896

CITIC Telecom International Finance, Ltd.
6.100%, 03/05/25[b]	1,631,000	1,704,395

China Cinda Asset Management Co., Ltd.
5.500%, 03/14/28	CNY 10,000,000	1,668,315

Agricultural Bank of China, Ltd. 4.300%, 04/11/29[b]	CNY 10,000,000	1,534,703

China Cinda Asset Management Co., Ltd.
3.900%, 03/05/30	CNY 10,000,000	1,501,713

Sino-Ocean Land Treasure III, Ltd. 4.900%[c], 09/21/22[b,d]	1,400,000	1,174,105

Times China Holdings, Ltd. 6.750%, 07/08/25[b]	1,100,000	1,161,875

Honghua Group, Ltd. 6.375%, 08/01/22[b]	1,100,000	1,083,500

Deutsche Bank AG 3.671%[c], 04/10/25[b]	CNY 2,000,000	274,280

Total China/Hong Kong		37,463,771

INDIA: 12.8%
Network i2i, Ltd. 5.650%[c], 01/15/25[d,e]	5,000,000	5,315,000

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[b]	4,440,000	4,696,450

Tata Motors, Ltd. 5.875%, 05/20/25[b]	2,000,000	2,087,000

ICICI Bank UK PLC 5.375%[c], 09/26/28[b]	SGD 1,750,000	1,361,957

Network i2i, Ltd. 5.650%[c], 01/15/25[b,d]	1,200,000	1,275,600

Total India		14,736,007

INDONESIA: 5.8%
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[b]	3,300,000	3,382,500

PB International BV 7.625%, 01/26/22[b]	5,100,000	3,289,500

Total Indonesia		6,672,000

SWITZERLAND: 2.5%
Syngenta Finance N.V. 5.182%, 04/24/28[b]	2,400,000	2,573,207

Syngenta Finance N.V. 4.892%, 04/24/25[e]	300,000	321,918

Total Switzerland		2,895,125

	Face Amount*	Value

PHILIPPINES: 2.4%
Jollibee Worldwide Pte, Ltd. 3.900%[c], 01/23/25[b,d]	1,729,000	$1,654,480

Royal Capital BV 4.875%[c], 05/05/24[b,d]	1,041,000	1,059,180

Total Philippines		2,713,660

TOTAL NON-CONVERTIBLE CORPORATE BONDS		64,480,563

(Cost $62,991,851)

FOREIGN GOVERNMENT OBLIGATIONS: 24.8%

INDONESIA: 6.4%
Indonesia Government Bond 9.000%, 03/15/29	IDR 38,000,000,000	3,226,619

Indonesia Government Bond 8.250%, 05/15/29	IDR 34,550,000,000	2,829,397

Indonesia Government Bond 8.375%, 04/15/39	IDR 15,000,000,000	1,259,767

Total Indonesia		7,315,783

MALAYSIA: 6.3%
Malaysia Government Bond 4.642%, 11/07/33	MYR 13,000,000	3,693,491

Malaysia Government Bond 3.478%, 06/14/24	MYR 4,800,000	1,251,664

Malaysia Government Investment Issue
4.119%, 11/30/34	MYR 4,500,000	1,216,275

Malaysia Government Investment Issue 3.422%, 09/30/27	MYR 4,000,000	1,049,621

Total Malaysia		7,211,051

PHILIPPINES: 5.3%
Republic of Philippines 3.900%, 11/26/22	PHP 123,000,000	2,604,972

Republic of Philippines 6.250%, 01/14/36	PHP 70,000,000	1,861,497

Philippine Government Bond 4.950%, 01/15/21	PHP 80,000,000	1,664,760

Total Philippines		6,131,229

VIETNAM: 4.6%
Viet Nam Debt & Asset Trading Corp. 1.000%, 10/10/25[b]	6,219,000	5,348,340

Total Vietnam		5,348,340

THAILAND: 2.2%
Thailand Government Bond 1.600%, 12/17/29	THB 72,000,000	2,493,532

Total Thailand		2,493,532

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		28,499,935

(Cost $25,689,277)

18	MATTHEWS ASIA FUNDS

Matthews Asia Total Return Bond Fund

December 31, 2020

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 9.4%

	Face Amount*	Value

CHINA/HONG KONG: 7.8%
Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[b]	4,700,000	$4,491,226

Poseidon Finance 1, Ltd., Cnv. 0.000%, 02/01/25[b]	4,600,000	4,473,500

Total China/Hong Kong		8,964,726

SOUTH KOREA: 1.6%
Kakao Corp., Cnv. 0.000%, 04/28/23[b]	1,600,000	1,820,000

Total South Korea		1,820,000

TOTAL CONVERTIBLE CORPORATE BONDS		10,784,726

(Cost $ 11,018,359)

TOTAL INVESTMENTS: 90.3%		103,765,224
(Cost $ 99,699,487)

CASH AND OTHER ASSETS, LESS LIABILITIES: 9.7%		11,083,016

NET ASSETS: 100.0%		$114,848,240

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

d	Perpetual security with no stated maturity date. First call date is disclosed.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $5,636,918, which is 4.91% of net assets.

*	All Values in USD unless otherwise specified

3M MYR-KLIBOR	Three Month Kuala Lumpur Interbank Offered Rate

6M THB-THBFIX	Six Month Thai Baht Interest Rate Fixing
Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

MYR	Malaysian Ringgit

OTC	Over-the-counter

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW 12,804,807,000	USD 10,830,000	Bank of America, N.A.	01/15/21	$949,095
SGD 12,281,840	USD 8,900,000	Bank of America, N.A.	01/15/21	393,296
THB 84,191,400	USD 2,700,000	Bank of America, N.A.	01/15/21	110,150
CNY 19,404,000	USD 2,750,000	Bank of America, N.A.	02/04/21	227,117
CNY 29,937,112	USD 4,380,000	Bank of America, N.A.	02/04/21	204,084
INR 286,982,000	USD 3,850,000	Bank of America, N.A.	02/22/21	57,984
IDR 32,532,450,000	USD 2,271,819	Bank of America, N.A.	04/05/21	49,020

				1,990,746

USD 1,085,995	CNY 7,634,000	Bank of America, N.A.	02/04/21	(85,275)
USD 2,125,609	IDR 32,532,450,000	Bank of America, N.A.	04/05/21	(195,230)

				(280,505)

Net Unrealized Appreciation				$1,710,241

OTC INTEREST RATE SWAPS*

Floating Rate Paid by Fund		Fixed Rate Received by Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Rate	Frequency	Rate	Frequency
3M MYR-KLIBOR, 1.940%	Quarterly	3.300%	Quarterly	Bank of America, N.A.	06/19/2024	MYR 13,000	$141,735	—	$141,735
6M THB-THBFIX, 0.231%	Semi-annual	1.610%	Semi-annual	Bank of America, N.A.	06/21/2024	THB 281,000	359,005	—	359,005
6M THB-THBFIX, 0.410%	Semi-annual	1.265%	Semi-annual	Bank of America, N.A.	09/04/2024	THB 210,000	204,157	—	204,157

Total							$704,897	—	$704,897

*	Swaps are not centrally cleared.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	19

PORTFOLIO MANAGERS

Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.27	$10.27
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	0.98%
After Fee Waiver and Reimbursement[2]	1.14%	0.90%
Portfolio Statistics
Total # of Positions		31
Net Assets		$91.1 million
Modified Duration[3]		2.86
Portfolio Turnover[4]		48.5%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, exchangeable bonds, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Credit Opportunities Fund returned 1.80% (Investor Class) and 2.05% (Institutional Class), while its benchmark, the J.P. Morgan Asia Credit Index returned 6.33%. For the fourth quarter of the year, the Fund returned 3.61% (Investor Class) and 3.68% (Institutional Class) versus 1.82% for the Index.

Market Discussion:

2020 marked the end of a credit cycle—defined by a trend of falling spreads—as the global pandemic roiled markets. It also marked the beginning of a new credit cycle, as spreads staged a remarkable recovery as governments globally committed to unprecedented monetary and fiscal support to backstop the global economic recession due to COVID-19. Unlike past credit cycles where the lack of liquidity was the primary driver of defaults, solvency is becoming the primary driver as vulnerable sectors saw revenues, profits and free cash flows (Free cash flows are a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.) plummet and working capital needs rose. Fortunately, many Asian countries, led by China, have staged a remarkable recovery and do not appear to be suffering from long-term structural damage as containment proved to be relatively swift. Emerging Asia’s recovery has been relatively slow and uneven with containment incomplete including in India and Indonesia. This dichotomy has also been playing out with companies, with larger companies having unfettered liquidity while smaller companies struggled to survive. The year closed with Asia default rates at 3.5%, compared to 9.7% in the U.S.

The fourth quarter can be described in two distinct sub-periods: before and after the U.S. election in November. The first month was dominated by worries, while the latter period provided a welcomed respite and positive returns across almost all risk assets. The average spread of the J.P. Morgan Asia Credit Index tightened 39 basis points (0.39%) in the quarter while the high yield portion of the Index tightened 98 basis points (0.98%).

In the pre-election period, there were several sources of uncertainty: conflicting news on the likelihood of U.S. fiscal stimulus with the market widely perceiving a second stimulus as necessary given the weakened U.S. economy due to the pandemic; large increases in daily new confirmed cases of COVID-19 in the U.S. and Europe; and highly uncertain election results. And in Asia, the large divergence of recovery between East Asia (China, Japan, South Korea) and the rest of Asia and room for further fiscal stimulus was an additional question. These uncertainties led to market caution early in the quarter.

In the post-election period, risk sentiment improved for a number of reasons, including a Democratic Party win with the possibility that Democrats might take the majority in the Senate—viewed as having a much higher chance of passing a large stimulus. At the same time, successful COVID vaccine trials brought in view the end of the pandemic. The fact that a “Hard Brexit” did not materialize was an additional piece of good news. Within Asia, we saw volatility after President Trump signed Executive Orders directed at China. One Executive Order stipulates that all U.S. funds must divest from a list of Chinese companies associated with the military.

Performance Contributors and Detractors:

In general, lower-rated securities outperformed higher-rated securities in the fourth quarter. The portfolio’s overweight in BB-rated securities helped Fund performance. Basic industries and real estate were the top contributors to performance, driven by securities such as Indika, Tata Industries, and Adaro within basic industries, and within real estate, Lippo Karawaci, KWG, and CIFI. However, security selection in Pan Brothers

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Retuns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MCRDX)	3.61%	1.80%	3.86%	5.16%	4/29/16
Institutional Class (MICPX)	3.68%	2.05%	4.11%	5.41%	4/29/16
J.P. Morgan Asia Credit Index[5]	1.82%	6.33%	5.52%	5.07%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2020													2019
	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.03	$0.04	$0.06	$0.44	$0.10	$0.10	$0.13	$0.11	$0.44
Inst’l (MICPX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.06	$0.46	$0.10	$0.11	$0.14	$0.11	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

Investor Class: 6.13% (6.21% excluding waivers)

Institutional Class: 6.42% (6.30% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/20, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 7.36%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	6.1%
Indika Energy Capital III Pte, Ltd., 5.875%, 11/09/2024	Energy	U.S. Dollar	5.6%
Viet Nam Debt & Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	5.4%
Honghua Group, Ltd., 6.375%, 08/01/2022	Energy	U.S. Dollar	5.2%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Real Estate	U.S. Dollar	5.2%
King Talent Management, Ltd., 5.600%, 06/04/2068	Financials	U.S. Dollar	5.0%
Tata Motors, Ltd., 5.875%, 05/20/2025	Consumer Discretionary	U.S. Dollar	4.8%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Health Care	U.S. Dollar	4.3%
Poseidon Finance 1, Ltd., Cnv., 0.000%, 02/01/2025	Financials	U.S. Dollar	4.1%
Times China Holdings, Ltd., 6.200%, 03/22/2026	Real Estate	U.S. Dollar	3.9%
% OF ASSETS IN TOP 10			49.6%

matthewsasia.com | 800.789.ASIA	21

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

detracted from performance, as Pan Brothers was downgraded during the quarter due to concerns about their ability to refinance outstanding bank loans. In addition, exposure to Luye Pharmaceutical, a Chinese pharmaceutical company, also detracted from performance.

For the year 2020, Fund performance was mainly hurt by our overweight to high yield credit relative to investment grade, which had outperformed in the year as markets sought “safety”. But security selection in the investment grade space, including Syngenta and longer-dated Indonesian quasi-sovereigns credit, helped the Fund in the year.

In terms of country allocation, overweights in India and Vietnam were the top contributors while allocation to Indonesia, which failed to effectively control COVID-19, and Sri Lanka, which was hurt by pandemic-driven declines in tourism, were detractors. Within China, Fund performance was roughly in line with the benchmark. Contributors included real estate developers and internet names such as Baozun and iQiyi, while underweights in investment grade-rated names detracted.

Notable Portfolio Changes:

2020 was a year of many surprises and required continual rotation in search of value. We sold names that had benefited or recovered quickly from the COVID-crisis such as Weibo and Citic Telecom and redeployed capital into good companies where recovery was more delayed, including Chinese apparel brand Bosideng, and Jollibee, a Philippines restaurant chain. We reduced risk in Pakistan and Sri Lanka as we expected frontier markets nations to have both less ability to deal with a public health crisis and slower economic recoveries. We also rotated capital within Indonesia, from investment grade state-owned companies, such as InAlum and Cikarang Listrindo, into higher yield names, such as Sritex, a textile manufacturer, and Adaro, a coal miner. We also added high yield names such as Tata Motors of India, which has embarked on an ambitious debt reduction plan.

In the fourth quarter, we exited Chinese apparel maker Bosideng as it had rallied substantially and hit our price target. We switched out of China Jinmao as we saw rising risks associated with Chinese state-owned entities after the passage of President Trump’s Executive Order. We added Times China in replacement, as we liked its exposure to the fast-growing Pearl River Delta region. We added the convertible bonds of South Korean internet firm Kakao (Daum) to increase exposure to the high-growth tech sector.

Outlook:

Having experienced the worst of the credit cycle in 2020, we expect markets and economies globally to continue their recoveries in 2021. We will likely see policymakers gradually ease up on the unprecedented levels of support and accommodation seen in 2020, but largely expect monetary and fiscal policies to remain supportive for the foreseeable future. As such, we expect default rates (the corporate default rate measures the percentage of issuers in a given fixed-income asset class that failed to make scheduled interest or principal payments in the prior 12 months) in Asia to tick up slightly from 2020 year end levels and stay well contained in the mid-single digits.

Despite the strong support of policymakers, we continue to monitor some key risks, including new variants of COVID-19 and how this might affect the economic recovery. Additionally, we are watching the pace of recovery of countries such as China which has largely contained the virus. While we do expect further U.S. stimulus as well as vaccine distribution to solidify the economic recovery going into 2021, we are monitoring for any disruptions to the base case. In this base case, we believe that U.S. dollar-denominated, non-investment grade Asia bonds potentially offer the most attractive risk-adjusted returns.

Looking ahead, we are cautiously optimistic that U.S.—China relations could normalize to a more rules-based and engagement-based way of interaction. While the U.S. will continue to focus on rectifying grievances in trade and technology competition, we are hopeful that less erratic, Executive Order-driven policies will reduce Asian markets’ volatility.

As markets continue to assess the uncertainties, we expect idiosyncratic risks and company-specific risks to be the dominant concern for markets. We believe the market will shift its focus to determine to what degree each sector and each company is affected by the imminent vaccine distribution. As a result, dispersion between geographical regions and between different credit qualities will increase going forward.

CURRENCY ALLOCATION (%)[6,7]
US Dollar	100.0

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	44.0
Indonesia	17.3
India	14.2
Vietnam	6.8
Switzerland	3.1
Australia	2.6
Philippines	2.5
South Korea	1.7
Cash and Other Assets, Less Liabilities	7.8

SECTOR ALLOCATION (%)[6,7]
Real Estate	23.9
Financials	17.0
Consumer Discretionary	16.6
Energy	13.8
Communication Services	7.8
Materials	6.5
Health Care	4.3
Foreign Government Bonds	1.5
Industrials	0.9
Cash and Other Assets, Less Liabilities	7.8

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	72.4
Government Bonds	6.8
Convertible Corporate Bonds	13.1
Cash and Other Assets, Less Liabilities	7.8

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

22	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

December 31, 2020

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 72.4%

	Face Amount*	Value

CHINA/HONG KONG: 32.6%
Honghua Group, Ltd. 6.375%, 08/01/22[b]	4,800,000	$4,728,000

Sino-Ocean Land Treasure III, Ltd. 4.900%[c], 09/21/22[b,d]	5,600,000	4,696,418

King Talent Management, Ltd. 5.600%[c], 12/04/22[b,d]	5,300,000	4,596,110

Times China Holdings, Ltd. 6.200%, 03/22/26	3,400,000	3,527,462

KWG Group Holdings, Ltd. 5.875%, 11/10/24[b]	3,200,000	3,289,610

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[b]	2,400,000	2,462,496

Wanda Group Overseas, Ltd. 7.500%, 07/24/22[b]	2,500,000	2,416,554

CIFI Holdings Group Co., Ltd. 5.950%, 10/20/25[b]	2,000,000	2,150,997

Logan Group Co., Ltd. 5.250%, 02/23/23[b]	1,500,000	1,526,998

KWG Group Holdings, Ltd. 7.400%, 03/05/24[b]	300,000	321,375

Total China/Hong Kong		29,716,020

INDONESIA: 17.3%
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[b]	5,000,000	5,125,000

PB International BV 7.625%, 01/26/22[b]	5,300,000	3,418,500

PT Sri Rejeki Isman 7.250%, 01/16/25[b]	3,000,000	3,120,329

PT Adaro Indonesia 4.250%, 10/31/24[b]	2,600,000	2,674,750

Theta Capital Pte, Ltd. 6.750%, 10/31/26[b]	1,500,000	1,417,437

Total Indonesia		15,756,016

INDIA: 14.3%
Tata Motors, Ltd. 5.875%, 05/20/25[b]	4,200,000	4,382,700

Network i2i, Ltd. 5.650%[c], 01/15/25[d,e]	3,000,000	3,189,000

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[b]	2,900,000	3,067,501

Network i2i, Ltd. 5.650%[c], 01/15/25[b,d]	2,200,000	2,338,600

Total India		12,977,801

SWITZERLAND: 3.1%
Syngenta Finance N.V. 5.182%, 04/24/28[b]	1,400,000	1,501,037

Syngenta Finance N.V. 5.676%, 04/24/48[b]	1,100,000	1,143,087

Syngenta Finance N.V. 4.892%, 04/24/25[e]	200,000	214,612

Total Switzerland		2,858,736

AUSTRALIA: 2.6%
Australia & New Zealand Banking Group, Ltd. 6.750%[c], 06/15/26[b,d]	2,000,000	2,334,300

Total Australia		2,334,300

PHILIPPINES: 2.5%
Jollibee Worldwide Pte, Ltd. 3.900%[c], 01/23/25[b,d]	1,556,000	1,488,936

	Face Amount*	Value

Royal Capital BV 4.875%[c], 05/05/24[b,d]	782,000	$795,657

Total Philippines		2,284,593

TOTAL NON-CONVERTIBLE CORPORATE BONDS		65,927,466

(Cost $65,332,298)

CONVERTIBLE CORPORATE BONDS: 13.0%

CHINA/HONG KONG: 11.3%

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[b]	4,100,000	3,917,878

Poseidon Finance 1, Ltd., Cnv. 0.000%, 02/01/25[b]	3,800,000	3,695,500

Baozun, Inc., Cnv. 1.625%, 05/01/24	2,800,000	2,688,303

Total China/Hong Kong		10,301,681

SOUTH KOREA: 1.7%
Kakao Corp., Cnv. 0.000%, 04/28/23[b]	1,400,000	1,592,500

Total South Korea		1,592,500

TOTAL CONVERTIBLE CORPORATE BONDS		11,894,181

(Cost $12,137,582)

FOREIGN GOVERNMENT OBLIGATIONS: 6.8%

VIETNAM: 6.8%
Viet Nam Debt & Asset Trading Corp. 1.000%, 10/10/25[b]	5,689,000	4,892,540

Socialist Republic of Vietnam 5.500%, 03/12/28	1,320,000	1,326,600

Total Vietnam		6,219,140

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		6,219,140

(Cost $5,892,881)

TOTAL INVESTMENTS: 92.2%		84,040,787
(Cost $83,362,761)

CASH AND OTHER ASSETS, LESS LIABILITIES: 7.8%		7,066,649

NET ASSETS: 100.0%		$91,107,436

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

d	Perpetual security with no stated maturity date. First call date is disclosed.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $3,403,612, which is 3.74% of net assets.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	23

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Satya Patel*
Co-Manager

* As of August 31, 2020

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.05	$18.02
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.96%
Portfolio Statistics
Total # of Positions		57
Net Assets		$1.5 billion
Weighted Average Market Cap		$134.1 billion
Portfolio Turnover[2]		36.3%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

For the year ending December 31, 2020, the Matthews Asian Growth and Income Fund returned 16.00% (Investor Class) and 16.18% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 25.36%. For the fourth quarter of the year, the Fund returned 15.52% (Investor Class) and 15.53% (Institutional Class) versus 18.66% for the Index.

Market Environment:

2020 was a remarkable year in many respects, not least of which is the unquestionably surprising strength of the performance of risk assets against a backdrop of a major health crisis that has crippled parts of the global economy. The coronavirus pandemic alongside a disputed U.S. presidential election, rising geopolitical tensions and an equity bull market that is long in the tooth appeared to be sufficient reasons to expect increased volatility, but these factors have been more than offset by a ramping up of aggressive monetary and fiscal support by almost all governmental and central bank regimes globally. This has caused the cost of capital to plummet to levels that most market participants have not witnessed during their careers, and the elevated valuations that follow.

Within Asia, equity market strength is a touch more understandable as the North Asian countries of China, Taiwan and South Korea led the charge. In China’s case, it has done a solid job of dealing with the virus and parts of the country are now functioning relatively normally with activity returning to pre-pandemic levels. For Taiwan and South Korea, both are important players within the technology supply chain that has been one of the few areas of visible and structural growth. Much of the rest of the region suffered a different fate as most markets in Southeast Asia finished the year in negative territory, although India bucked this trend with a late surge on hopes for a significant economic recovery in 2021.

Performance Contributor and Detractors:

The Fund underperformed over the course of the year but delivered solid absolute returns. This is a robust outcome given our more conservative, income-oriented investment approach. Style factors played an important role in relative performance during the year in light of the largest divergence between the performance of “growth” and “income” equities witnessed for some time.

In light of this, a key reason for the Fund’s relative performance was due to what we do not hold in the portfolio as a number of stay-at-home and electric vehicle stocks such as JD.Com, Alibaba, Meituan and Nio which delivered exceptionally strong performance. Although some of these are solid businesses, many do not fit our mandate of balancing growth and income. Elsewhere, the financial sector was the largest detractor to returns for the full year, although it contributed significantly over the fourth quarter. The largest of these was HSBC Group, which fell following a worsened outlook for global trade, questions over Hong Kong’s role in international finance and a suspension of its dividend. Thailand’s Kasikornbank also dropped on declining margins and elevated credit costs as the tourist dependent nation struggled to deal with the pandemic. We exited both positions during the year.

Parts of Southeast Asia also detracted from performance despite solid relative stock selection. SingTel dropped as it cut its dividend and delivered poor earnings due to lower roaming fees, rising price competition and weaker enterprise revenues. Genting Malaysia declined as the current health crisis is likely to impact the casino operator for quite some time.

The largest contributors to performance came from the IT sector with TSMC the strongest of these. The world’s largest semiconductor foundry gained as competitor Intel announced that it may consider outsourcing its own production. This further confirms TSMC’s leading position as we believe it is also likely to gain from increasing content value in Apple’s new iPhone as well as potential wins from other customers. Samsung Electronics rose as it is expected that it can gain smartphone market share from Huawei given U.S. restrictions on the latter’s access to necessary components, as well as

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

24	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	15.52%	16.00%	6.59%	8.38%	5.37%	9.22%		9/12/94
Institutional Class (MICSX)	15.53%	16.18%	6.76%	8.53%	5.52%	5.68%		10/29/10
MSCI AC Asia ex Japan Index[3]	18.66%	25.36%	8.46%	13.90%	6.80%	5.40%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2020			2019
	June	December	Total	June	December	Total
Investor (MACSX)	$0.11	$0.06	$0.16	$0.17	$0.18	$0.35
Inst’l (MICSX)	$0.12	$0.07	$0.18	$0.18	$0.19	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.37% (Investor Class) 1.44% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/20, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.55%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/20 divided by the current price of each equity as of 12/31/20. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	7.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.9%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.3%
AIA Group, Ltd.	Financials	China/Hong Kong	4.1%
Midea Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
Techtronic Industries Co., Ltd.	Industrials	China/Hong Kong	2.4%
Housing Development Finance Corp., Ltd.	Financials	India	2.3%
Broadcom, Inc.	Information Technology	United States	2.1%
Advantech Co., Ltd.	Information Technology	Taiwan	2.0%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.0%
% OF ASSETS IN TOP 10			33.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	25

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

benefiting from an improving memory cycle. Elsewhere, the Fund’s holdings in domestic demand-oriented Chinese companies such as Tencent, Netease, Jiangsu Yanghe, Yili Industrial and Midea Group all rose significantly. The commonality here is that these are all leaders in their respective fields, and in strong positions to take advantage of a still growing consumer base.

Notable Portfolio Changes:

The final quarter to the year was an active one as increased volatility created a number of disconnects in markets. The largest alterations to the portfolio came in both China and convertible bonds as we exited nine positions and established six new holdings.

A number of new issues during 2020 created some attractive opportunities within the convertible bond market, including South Korean internet giant Kakao and Chinese e-commerce platform Pinduoduo. These additions increased the portfolio’s exposure to leading stay-at-home economy stocks, but done so in a way that we believe will continue to prudently manage risk. Both of these companies are strong credits with net cash balance sheets, and offer an attractive risk-reward skew as growth is likely to remain strong in our view.

Within equities, we added a small position in gold miner Saracen Mineral Holdings. The company is on the verge of merging with Northern Star Resources and in our view, the combined entity should be a business with a well-respected management team, solid production growth and room for synergies that could drive double digit earnings growth.* It also provides the portfolio with some exposure to the precious metal as a means of tail risk given the scale of unprecedented monetary action that has been taken by central banks globally.

These were funded through the sales of convertible bonds in Anta Sports, Bosideng, Haier and CapitaLand as well as equity positions in Jiangsu Yanghe, Lepu Medical, Zhejiang Supor, and KDDI.

Outlook:

Looking to 2021, the backdrop for emerging market and Asian equities appears reasonable. It is likely that the geopolitical landscape will become less erratic than the last few years with renewed hopes of engagement and diplomacy from the new U.S. administration. Further, the alteration in the U.S. Fed’s approach to monetary policy toward targeting average inflation is anticipated to keep interest rates low for the foreseeable future. This combined with a growing fiscal deficit in the U.S. and calls to undergo yet more stimulus may continue to put downward pressure on the U.S. dollar—often a key driver of relative returns for emerging markets. Adding to this constructive backdrop is that relative growth expectations in much of Asia are greater to Western counterparts and we have begun to witness earnings upgrades as the economic recovery ensues.

There are, of course, some counter arguments. Chief amongst these are valuations and style bifurcation. Headline multiples of 16.5x FY1 earnings (P/E Ratio is the share price of a stock as of the report date, divided by the forecasted earnings per share for the next 12-month period (FY1)) are lofty and also do not illustrate the degree to which “value” has underperformed “growth” over 2020. (Value stocks are represented by the MSCI All Country Asia ex Japan Value Index. Growth stocks are represented by the MSCI All Country Asia ex Japan Growth Index). The “value” index trades at only 10.6x FY1 earnings having delivered a relatively weak 9.9% return over 2020 in comparison to the “growth” index return of 40.4% and 25.5x FY1 earnings multiple. This is arguably justified to a degree, but it remains our belief that the party in high growth equities will not last in perpetuity. A raft of IPOs, SPACs (special-purpose acquisition companies) and elevated retail participation point to speculative behavior that lacks discipline. As a portfolio that aims to deliver attractive risk-adjusted returns across cycles through buying quality companies that display a blend of both growth and income, this backdrop leaves us fairly optimistic from a macroeconomic and style backdrop. We believe that we can generate attractive future portfolio returns as we aim to avoid value traps as well as overpriced conceptual growth stocks, focusing on long-term compounders that provide some income

*	Earnings growth is not representative of the Fund’s future performance.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	43.8
South Korea	13.0
Taiwan	10.6
Singapore	7.7
India	7.4
France	3.5
Indonesia	2.5
Australia	2.5
United States	2.1
Vietnam	1.4
Philippines	1.3
Thailand	0.9
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[7]
Information Technology	19.1
Consumer Discretionary	17.1
Financials	16.0
Communication Services	11.4
Industrials	10.8
Consumer Staples	8.2
Real Estate	6.7
Utilities	3.9
Health Care	2.3
Materials	1.1
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	54.3
Large Cap ($10B-$25B)	11.9
Mid Cap ($3B-10B)	23.2
Small Cap (under $3B)	7.4
Cash and Other Assets, Less Liabilities	3.3

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	85.8
Convertible Corporate Bonds	9.1
Preferred Equities	1.8
Cash and Other Assets, Less Liabilities	3.3

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

26	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 85.8%

	Shares	Value

CHINA/HONG KONG: 36.1%
Tencent Holdings, Ltd.	1,014,400	$72,989,933

AIA Group, Ltd.	4,998,400	60,911,114

Midea Group Co., Ltd. A Shares	2,372,079	35,927,468

Techtronic Industries Co., Ltd.	2,494,000	35,647,803

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	4,047,575	27,622,787

NetEase, Inc. ADR	286,000	27,390,220

Yum China Holdings, Inc.	429,500	24,520,155

Minth Group, Ltd.	4,556,000	24,104,330

Zhongsheng Group Holdings, Ltd.	3,143,500	22,455,055

Guangdong Investment, Ltd.	12,456,000	22,454,290

CK Hutchison Holdings, Ltd.	3,041,672	21,236,451

Link REIT	2,214,800	20,114,319

Ever Sunshine Lifestyle Services Group, Ltd.[b]	8,984,000	19,730,360

Ping An Insurance Group Co. of China, Ltd.

H Shares	1,581,500	19,246,249

China Yangtze Power Co., Ltd. A Shares	6,508,400	19,172,735

Jiangsu Expressway Co., Ltd. H Shares	16,770,000	18,757,227

HKT Trust & HKT, Ltd.	14,402,000	18,678,392

China Resources Land, Ltd.	4,276,000	17,620,926

CLP Holdings, Ltd.	1,726,200	15,961,556

BOC Hong Kong Holdings, Ltd.	5,107,500	15,481,991

Total China/Hong Kong		540,023,361

TAIWAN: 10.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,586,187	105,676,540

Advantech Co., Ltd.	2,419,884	30,208,357

Taiwan Secom Co., Ltd.	7,112,000	22,464,481

Total Taiwan		158,349,378

SOUTH KOREA: 9.8%
Samsung Electronics Co., Ltd.	866,075	64,674,601

Macquarie Korea Infrastructure Fund	3,054,814	29,972,197

Coway Co., Ltd.[c]	330,466	22,146,178

Hanon Systems	1,478,342	22,132,888

LEENO Industrial, Inc.	66,525	8,273,342

Total South Korea		147,199,206

SINGAPORE: 7.7%
Ascendas, REIT	10,083,484	22,763,061

Singapore Technologies Engineering, Ltd.	7,823,325	22,641,310

Venture Corp., Ltd.	1,454,400	21,385,227

United Overseas Bank, Ltd.	1,193,000	20,333,989

Singapore Telecommunications, Ltd.	10,515,700	18,361,903

Ascendas India Trust	8,946,700	9,340,244

Total Singapore		114,825,734

INDIA: 7.4%
Housing Development Finance Corp., Ltd.	979,513	34,318,171

Tata Consultancy Services, Ltd.	628,279	24,669,459

ITC, Ltd.	8,338,840	23,881,033

Sanofi India, Ltd.	182,288	20,766,875

Embassy Office Parks, REIT	1,644,000	7,759,027

Total India		111,394,565

	Shares	Value

FRANCE: 3.5%
LVMH Moet Hennessy Louis Vuitton SE	46,973	$29,405,165

Pernod Ricard SA	121,618	23,356,316

Total France		52,761,481

AUSTRALIA: 2.5%
Macquarie Group, Ltd.	197,166	21,045,378

Saracen Mineral Holdings, Ltd.[c]	4,641,324	17,029,989

Total Australia		38,075,367

INDONESIA: 2.5%
PT Bank Rakyat Indonesia Persero	65,968,800	19,612,752

PT Ace Hardware Indonesia	140,400,400	17,160,216

Total Indonesia		36,772,968

UNITED STATES: 2.1%
Broadcom, Inc.	70,600	30,912,210

Total United States		30,912,210

VIETNAM: 1.4%
Vietnam Dairy Products JSC	4,315,311	20,359,776

Total Vietnam		20,359,776

PHILIPPINES: 1.3%
Bank of the Philippine Islands	11,310,504	19,140,324

Total Philippines		19,140,324

THAILAND: 0.9%
Digital Telecommunications Infrastructure Fund F Shares	32,704,700	14,088,319

Total Thailand		14,088,319

TOTAL COMMON EQUITIES		1,283,902,689

(Cost $921,941,395)

CONVERTIBLE CORPORATE BONDS: 9.1%

	Face Amount*	Value

CHINA/HONG KONG: 7.8%

ESR Cayman, Ltd., Cnv. 1.500%, 09/30/25[b]	20,647,000	23,011,082

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	18,223,000	22,474,169

China Conch Venture Holdings International, Ltd., Cnv.
0.000%, 09/05/23[b]	HKD 142,000,000	21,119,259

Baozun, Inc., Cnv. 1.625%, 05/01/24	19,572,000	18,791,239

China Education Group Holdings, Ltd., Cnv.
2.000%, 03/28/24[b]	HKD 111,000,000	16,966,894

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[b]	14,101,000	13,474,634

Total China/Hong Kong		115,837,277

matthewsasia.com | 800.789.ASIA	27

Matthews Asian Growth and Income Fund

December 31, 2020

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value

SOUTH KOREA: 1.3%
Kakao Corp., Cnv. 0.000%, 04/28/23[b]	17,300,000	$19,678,750

Total South Korea		19,678,750

TOTAL CONVERTIBLE CORPORATE BONDS		135,516,027

(Cost $130,489,111)

PREFERRED EQUITIES: 1.8%

	Shares	Value

SOUTH KOREA: 1.8%
LG Household & Health Care, Ltd., Pfd.	41,042	27,149,805

Total South Korea		27,149,805

TOTAL PREFERRED EQUITIES		27,149,805

(Cost $11,577,044)

TOTAL INVESTMENTS: 96.7%		1,446,568,521
(Cost $1,064,007,550)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		49,186,383

NET ASSETS: 100.0%		$1,495,754,904

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c	Non-income producing security.

*	All Values in USD unless otherwise specified

ADR	American Depositary Receipt

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

USD	U.S. Dollar

See accompanying notes to financial statements.

28	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Yu Zhang, CFA
Lead Manager

Robert Horrocks, PhD	S. Joyce Li, CFA
Co-Manager	Co-Manager

Sherwood Zhang, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$22.63	$22.62
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.03%	0.93%
After Fee Waiver and Reimbursement[2]	1.02%	0.93%
Portfolio Statistics
Total # of Positions		55
Net Assets		$5.2 billion
Weighted Average Market Cap		$81.7 billion
Portfolio Turnover[3]		37.7%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Dividend Fund returned 31.25% (Investor Class) and 31.29% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index returned 20.07%. For the fourth quarter of the year, the Fund returned 14.52% (Investor Class) and 14.47% (Institutional Class) versus 17.88% for the Index.

Market Environment:

Asian equities delivered a strong performance in 2020, despite the severe blow to the region’s economy by the COVID-19 pandemic. After suffering a steep loss due to the onset of the virus outbreak early in the year, Asian markets quickly found a firm bottom and staged a sharp rebound, thanks to the unprecedented liquidity injection and fiscal stimulus measures by governments. Investors’ confidence was later further bolstered by clear signs of a speedy recovery of the Chinese economy and the breakthrough in COVID vaccine development. The market gained further momentum, pushing Asian equities to a record-high.

Performance Contributors and Detractors:

Our total-return investment approach provides the flexibility of investing in both dividend-paying stocks and dividend growth stocks. During the market meltdown early in the year, we aggressively increased our exposure to dividend growth stocks whose valuation was brought down significantly by the market dislocation but whose structural growth remained intact. This pivot towards dividend growth stocks paid off well for the strategy.

From a country perspective, China/Hong Kong contributed most to the Fund’s performance for 2020, helped by both stock selection and an overweight allocation relative to the benchmark. China’s effective response in containing the pandemic and a swift recovery of its economy provided a positive backdrop for Chinese equities to perform well. In addition, the further opening up of China’s onshore capital market attracted strong capital inflow from global investors. Our portfolio benefited from an increased allocation to China-A shares (shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange), as several of our A-share holdings were among the top-performing stocks for the year. On the other hand, our holdings in India detracted the most from relative performance. As India was lagging behind North Asia in terms of pandemic control, cyclical businesses suffered a demand shock and their shares underperformed.

From a sector perspective, the portfolio’s overweight to and stock selection in consumer discretionary was the top contributor to Fund performance. Our holdings in Chinese auto-parts and auto dealerships performed strongly during the year, as demand recovered quickly in China and the companies further solidified their industry leadership. On the other hand, communication services was the bottom-performing sector. Several of our traditional telecom stocks underperformed during the year, as growth-oriented stocks outperformed value stocks.

Turning to individual stocks, among the top-performing stocks for the year was our holding in LG Chemical based in South Korea. Traditionally considered a petrochemical business, LG Chemical has been investing aggressively in its electric

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	29

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	14.52%	31.25%	8.39%	12.30%	8.46%	9.98%		10/31/06
Institutional Class (MIPIX)	14.47%	31.29%	8.50%	12.42%	8.57%	8.73%		10/29/10
MSCI AC Asia Pacific Index[4]	17.88%	20.07%	7.64%	11.62%	6.68%	5.72%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2020					2019
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.04	$0.12	$0.06	$0.00	$0.22	$0.03	$0.12	$0.11	$0.09	$0.36
Inst’l (MIPIX)	$0.05	$0.12	$0.06	$0.00	$0.23	$0.04	$0.12	$0.12	$0.10	$0.37

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 0.86% (0.86% excluding waivers)

Institutional Class: 0.96% (0.96% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/20, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 1.80%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/20 divided by the current price of each equity as of 12/31/20. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 10/31/06.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	6.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.8%
LG Chem, Ltd., Pfd.	Materials	South Korea	3.3%
Breville Group, Ltd.	Consumer Discretionary	Australia	2.9%
Chongqing Brewery Co., Ltd.	Consumer Staples	China/Hong Kong	2.8%
KATITAS Co., Ltd.	Real Estate	Japan	2.6%
Hoya Corp.	Health Care	Japan	2.6%
MISUMI Group, Inc.	Industrials	Japan	2.4%
Anritsu Corp.	Information Technology	Japan	2.3%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	2.2%
% OF ASSETS IN TOP 10			32.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

30	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
Japan	30.7
China/Hong Kong	30.7
South Korea	9.5
Australia	8.1
Taiwan	6.2
Singapore	5.3
India	2.5
Philippines	1.5
Thailand	1.2
Bangladesh	1.1
Cash and Other Assets, Less Liabilities	3.1

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	26.7
Information Technology	14.1
Industrials	12.3
Financials	9.5
Communication Services	9.5
Consumer Staples	8.6
Health Care	6.5
Real Estate	5.3
Materials	3.3
Energy	1.1
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	34.3
Large Cap ($10B–$25B)	19.2
Mid Cap ($3B–10B)	27.5
Small Cap (under $3B)	15.9
Cash and Other Assets, Less Liabilities	3.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

vehicle (EV) battery business over the last several years. Today, LG Chemical is ranked among the top EV battery makers globally. Recognizing this paradigm shift of the global automobile industry, investors started bidding up share prices of key players along the EV industry value chain, and the company’s share price appreciated significantly. On the flipside, Hyundai Mobis, an auto-parts business also based in South Korea, was among the bottom-performing holdings for the year. Mobis saw a substantial, negative impact from the COVID-19 pandemic as its downstream auto OEM (original equipment manufacturer) customers faced both demand collapse and production disruption. Despite the short-term lag underperformance, we believe our investment thesis on Mobis remains valid. A potential value-unlocking, triggered by Hyundai Group’s restructuring and Mobis’ increased focus towards vehicle electrification, could be positive for Mobis’ valuation re-rating and dividend growth.

Portfolio Changes:

In the fourth quarter, we initiated two new financial stocks: AIA Group, a Hong Kong-based life insurance business with strong market presence across Asia, and Postal Savings Bank, a commercial bank with a strong deposit franchise in rural China. The financial sector was the worse-performing sector within Asia during the year and both AIA and Postal Savings Bank underperformed. However, we believe both stocks are currently priced at attractive levels versus their long-term growth potentials, and think the negative impact from COVID has been sufficiently reflected in the underperforming share price. In addition, an improving outlook on economic recovery, helped by vaccine rollouts in 2021, could be a tailwind for interest-rate sensitive stocks like financials to perform.

During the quarter, we exited one stock, China Resources Land, a Chinese real estate developer. We exited our position as our investment thesis for the company—value-unlocking from a potential spinoff of CR Land’s property management business—materialized after a successful listing of its property management division in Hong Kong.

Outlook:

The resurgence of COVID-19 and the vaccine rollout are likely to drive the market volatility in the near term. Taking a more disciplined approach managing the pandemic, Asia is relatively better positioned for a potential post-pandemic economic recovery. Corporate earnings recovery and liquidity conditions should both be closely monitored to determine the strength of the current market rally. Geopolitical factors, especially U.S.—China relations under the Biden administration, will also influence the unfolding of Asia’s market in the new year. We believe a total-return approach, balancing dividend income with dividend growth, should continue to help us uncover attractive market opportunities in 2021.

matthewsasia.com | 800.789.ASIA	31

Matthews Asia Dividend Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 91.4%

	Shares	Value

CHINA/HONG KONG: 30.8%
Minth Group, Ltd.†	61,253,000	$324,069,910

Chongqing Brewery Co., Ltd. A Shares	8,084,870	147,241,962

Tencent Holdings, Ltd.	1,618,900	116,486,004

Shenzhou International Group Holdings, Ltd.	5,008,700	98,161,758

Gree Electric Appliances, Inc. of Zhuhai A Shares	10,169,803	96,941,894

Zhongsheng Group Holdings, Ltd.	12,812,500	91,523,905

China Tourism Group Duty Free Corp., Ltd. A Shares	2,010,593	87,518,201

Wuliangye Yibin Co., Ltd. A Shares	1,916,644	86,084,381

China Education Group Holdings, Ltd.[b]	44,063,000	84,991,502

AIA Group, Ltd.	6,731,800	82,034,538

Pharmaron Beijing Co., Ltd. A Shares	4,327,964	80,223,418

Postal Savings Bank of China Co., Ltd. H Shares[b,c]	131,505,000	74,308,225

HKBN, Ltd.	46,034,623	71,306,045

China East Education Holdings, Ltd.[b,c]	28,112,000	67,652,928

Yuexiu Transport Infrastructure, Ltd.†	93,902,000	64,004,076

Pharmaron Beijing Co., Ltd. H Shares[b,c]	1,609,500	27,211,371

Total China/Hong Kong		1,599,760,118

JAPAN: 30.7%
KATITAS Co., Ltd.†	4,186,900	135,099,904

Hoya Corp.	964,800	133,619,800

MISUMI Group, Inc.	3,777,800	124,015,101

Anritsu Corp.	5,461,500	121,921,213

Bandai Namco Holdings, Inc.	1,302,500	112,797,501

Nintendo Co., Ltd.	159,300	102,261,268

Lixil Corp.	4,632,900	100,472,171

Disco Corp.	277,700	93,594,045

TDK Corp.	598,500	90,303,795

Dai-ichi Life Holdings, Inc.	5,932,600	89,376,980

Oriental Land Co., Ltd.	531,100	87,754,359

Daifuku Co., Ltd.	686,500	84,951,340

Pigeon Corp.	2,048,200	84,534,813

BELLSYSTEM24 Holdings, Inc.†	5,045,500	79,189,759

Shiseido Co., Ltd.	1,033,300	71,529,427

MANI, INC.	2,038,000	55,591,656

Mitsubishi Pencil Co., Ltd.	2,403,000	32,072,768

Total Japan		1,599,085,900

AUSTRALIA: 8.1%
Breville Group, Ltd.†	7,564,257	148,884,666

Macquarie Group, Ltd.	873,108	93,195,013

Sydney Airport	18,253,479	90,351,473

QBE Insurance Group, Ltd.	12,339,933	80,436,971

IDP Education, Ltd.	610,051	9,350,662

Total Australia		422,218,785

TAIWAN: 6.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,147,440	125,116,857

Taiwan Semiconductor Manufacturing Co., Ltd.	6,449,469	122,007,654

Cathay Financial Holding Co., Ltd.	49,390,000	74,370,528

Total Taiwan		321,495,039

	Shares	Value

SINGAPORE: 5.3%
Keppel DC, REIT	38,579,180	$82,151,614

NetLink NBN Trust[b]	94,863,200	69,335,194

BOC Aviation, Ltd.[b,c]	7,703,800	66,680,308

Ascendas India Trust	57,288,600	59,808,587

Total Singapore		277,975,703

SOUTH KOREA: 4.0%
Hyundai Mobis Co., Ltd.	449,593	105,818,979

Samsung Electronics Co., Ltd.	870,241	64,985,699

Hugel, Inc.[d]	225,785	39,062,066

Total South Korea		209,866,744

INDIA: 2.5%
Minda Industries, Ltd.†	13,619,268	74,543,018

Reliance Industries, Ltd.	2,034,882	55,366,969

Total India		129,909,987

PHILIPPINES: 1.5%
Globe Telecom, Inc.	1,829,305	77,409,997

Total Philippines		77,409,997

THAILAND: 1.2%
Thai Beverage Public Co., Ltd.	108,527,600	60,416,517

Total Thailand		60,416,517

BANGLADESH: 1.1%
GrameenPhone, Ltd.	14,140,431	57,913,199

Total Bangladesh		57,913,199

TOTAL COMMON EQUITIES		4,756,051,989

(Cost $3,046,234,540)

PREFERRED EQUITIES: 5.5%

SOUTH KOREA: 5.5%
LG Chem, Ltd., Pfd.	488,391	171,930,580

Samsung Electronics Co., Ltd., Pfd.	1,671,655	113,399,999

Total South Korea		285,330,579

TOTAL PREFERRED EQUITIES		285,330,579

(Cost $105,374,274)

TOTAL INVESTMENTS: 96.9%		5,041,382,568

(Cost $3,151,608,814)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%		159,553,353

NET ASSETS: 100.0%		$5,200,935,921

32	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2020

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $235,852,832, which is 4.53% of net assets.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer) (See Note 7)

ADR	American Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	33

PORTFOLIO MANAGERS

Sherwood Zhang, CFA
Lead Manager

Yu Zhang, CFA	S. Joyce Li, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$19.64	$19.64
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.02%
Portfolio Statistics
Total # of Positions		47
Net Assets		$384.6 million
Weighted Average Market Cap		$67.7 billion
Portfolio Turnover[2]		81.8%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.
Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews China Dividend Fund returned 24.22% (Investor Class) and 24.37% (Institutional Class), while its benchmark, the MSCI China Index, returned 29.67%. For the quarter ending December 31, 2020, the Matthews China Dividend Fund returned 11.12% (Investor and Institutional Classes), while its benchmark, the MSCI China Index, returned 11.21%.

Market Environment:

Following some early missteps in addressing the pandemic, Chinese authorities acted decisively, limiting internal travel and controlling its borders while working with world health organizations to control the outbreak. In addition, policy actions meant to assist small and medium-size enterprises were implemented including an increase in loan quotas, lowering of borrowing rates, a delay in loan repayments and value added tax (VAT) relief. The result was an early 2020 outperformance of Chinese equities which added support to neighboring country markets.

The second quarter of 2020 was lackluster even though anecdotes from our local offices and official economic data implied that recovery was well under way, however, the uncertainty around the national security law in Hong Kong has shadowed the performance of Chinese equities, especially the market in Hong Kong.

Chinese equities posted strong returns in the third quarter but most of those gains were registered in the first two weeks of the quarter—reflecting increased tensions between the U.S. and China. Nevertheless, consumer discretionary stocks (autos, travel and retail) were the strongest performers due to economic data pointing to a full recovery underway. Chinese equities were strong going into the last quarter of 2020, however, the surprising cancellation of Ant Financial’s IPO caused investors to worry about China’s regulatory risk towards giant internet companies, causing overall sentiment to wane somewhat.

Performance Contributors and Detractors:

For the full year of 2020, the Fund’s underweight in the financials sector and security selection in the real estate sector contributed the most to performance. On the other hand, security selection in communication services and consumer staple sectors detracted from Fund performance. Our total-return investment approach provides the flexibility of investing in both dividend-paying stocks and dividend growth stocks. To achieve a balance between dividend growth and current high yield, we maintained certain high dividend yield stocks such as telecom operators. However, these names are likely to underperform during a rally driven by ample global liquidity.

During the fourth quarter, SITC International Holding, a shipping company with focus on intra-Asia routes, was the top contributor to Fund performance. Container shipping rates rose rapidly around the Christmas shopping season which benefited the company. We believe SITC is also well positioned to benefit from regional trade among Asian countries boosted by the Regional Comprehensive Economic Program (RCEP). The Fund’s second largest contributor was Leader Harmonious Drive Systems, the precision parts company we added during the third quarter, as the market started to realize the company’s competence on the global stage. Cathay Media and Education Group was the third largest performance contributor, as it completed an acquisition of an after school tutoring service company, further expanding its art and performance education business into a bigger potential market.

(continued)

34	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	10 Years	Since Inception		Inception Date
Investor Class (MCDFX)	11.12%	24.22%	8.75%	13.36%	9.88%	11.06%		11/30/09
Institutional Class (MICDX)	11.12%	24.37%	8.90%	13.53%	10.07%	10.31%		10/29/10
MSCI China Index[3]	11.21%	29.67%	9.22%	15.25%	7.84%	7.55%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2020			2019
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.36	$0.04	$0.40	$0.24	$0.02	$0.26
Inst’l (MICDX)	$0.38	$0.05	$0.42	$0.25	$0.03	$0.28

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

0.97% (Investor Class) 1.06% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/20, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.73%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/20 divided by the current price of each equity as of 12/31/20. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	7.3%
Shanghai Baosight Software Co., Ltd.	Information Technology	4.0%
SITC International Holdings Co., Ltd.	Industrials	3.9%
Tsingtao Brewery Co., Ltd.	Consumer Staples	3.4%
Minth Group, Ltd.	Consumer Discretionary	3.4%
China International Capital Corp., Ltd.	Financials	3.1%
Postal Savings Bank of China Co., Ltd.	Financials	3.0%
Gree Electric Appliances, Inc. of Zhuhai	Consumer Discretionary	2.8%
MediaTek, Inc.	Information Technology	2.7%
Leader Harmonious Drive Systems Co., Ltd.	Industrials	2.7%
% OF ASSETS IN TOP 10		36.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	35

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the contrary, medical equipment maker AK Medical was the largest performance detractor during the quarter, as the market worried that the centralized procurement of AK Medical’s products could depress its margin. We are closely monitoring the situation. Shimao Services Holding, a residential property manager, was the second largest performance detractor. We participated in the company’s IPO due to its reputation of quality service. However, in a relatively short period of time, the market was flooded with many property managers’ IPO, and when negative news about its parent company’s bad acquisition emerged, Shimao’s shares sold off. In our view, this has very little impact on the company’s own operation, thus, we added to our position during the market selloff. HKBN, the broadband operator in Hong Kong, was the third largest performance detractor during the quarter. The company reported dismal outlook as its customers have been significantly impacted by COVID-19. However, we are still confident in HKBN’s management to maintain its growth longer term.

Notable Portfolio Changes:

During the fourth quarter, we re-initiated positions in Postal Saving Bank of China. As China’s economy stabilizes further, we believe the asset quality of the banking sector should also improve. We also initiated a position in Travelsky Technology, the dominant airfare ticketing agency in China. Although its earnings had been impacted by bad debt incurred by one of its customers (a troubled airliner in financial distress), we believe it is largely a one-off situation and should not impact its fundamentals. As Chinese and global air travel could improve further into 2021, we think TravelSky should be well positioned to ride the recovery.

In addition, we rotated capital from Zhong Sheng Group to China Yongda Auto. As the valuation gap between these two companies widens, we think there is more upside potential for Yongda Auto to catch up as the market may be late to recognize its improvements in operations. We also exited our position in China Tower as we were concerned that it could be impacted by Donald Trump’s executive order to exclude Chinese companies with a military link, as the largest shareholders of China Tower are China Mobile, China Telecom and China Unicom. We also exited KWG Group as we viewed the company’s further upside was limited going forward after it spun off its property service arm.

Outlook:

Unlike many developed economies’ unlimited quantitative monetary easing policy, China’s monetary aggregates have been balanced for several months, offering Chinese policymakers a future cushion to stimulate the economy, if needed. At the same time, China’s rebounding economy and solid mid-teens consensus earnings growth* estimates should support current valuations.

China’s newly released five-year plan could support businesses benefiting from the “dual-circulation” announcement focused on domestic demand and self-sufficiency in key areas of technology, innovation, health care and the digitalization of its economy. Meanwhile China has not given up its participation in the global economy—just in the last quarter alone, China concluded two key trade negotiations, RCEP (Regional Comprehensive Economic Cooperation) with mostly Asian counties and a bilateral investment agreement with the European Union. The investment agreement with the European Union includes for the first time, specific language to rein in behavior of State Owned Enterprises. This shows quite significant progress of the long waited reform. Geopolitical factors, especially U.S.—China relations under the Biden administration, will also influence the unfolding of Asia’s market in the new year. We believe a total-return approach, balancing dividend income with dividend growth, should continue to help us uncover attractive market opportunities in 2021.

*	Earnings growth is not representative of the Fund’s future performance.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	91.2
Taiwan	4.1
Singapore	1.8
Cash and Other Assets, Less Liabilities	2.9

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	21.0
Communication Services	14.7
Industrials	14.1
Financials	10.5
Information Technology	10.2
Consumer Staples	6.3
Real Estate	6.0
Health Care	4.8
Materials	4.8
Energy	2.6
Utilities	2.1
Cash and Other Assets, Less Liabilities	2.9

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	23.8
Large Cap ($10B–$25B)	15.6
Mid Cap ($3B–10B)	35.0
Small Cap (under $3B)	22.8
Cash and Other Assets, Less Liabilities	2.9

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

36	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 97.1%

	Shares	Value

CONSUMER DISCRETIONARY: 21.0%
Specialty Retail: 5.0%

China Yongda Automobiles Services Holdings, Ltd.	4,374,500	$7,253,946

Topsports International Holdings, Ltd.[b,c]	4,743,000	7,102,955

China Tourism Group Duty Free Corp., Ltd. A

Shares	114,300	4,975,313

		19,332,214

Diversified Consumer Services: 4.3%

China Education Group Holdings, Ltd.[c]	5,359,000	10,336,778

Union Medical Healthcare, Ltd.	5,110,000	3,981,212

Neusoft Education Technology Co., Ltd.[d]	3,232,800	2,085,018

		16,403,008

Auto Components: 3.4%
Minth Group, Ltd.	2,444,000	12,930,418

Household Durables: 2.8%
Gree Electric Appliances, Inc. of Zhuhai A Shares	1,137,104	10,839,248

Textiles, Apparel & Luxury Goods: 2.3%
Bosideng International Holdings, Ltd.	17,810,000	9,081,371

Leisure Products: 1.1%
Bafang Electric Suzhou Co., Ltd. A Shares	148,569	4,353,972

Hotels, Restaurants & Leisure: 1.1%
Melco Resorts & Entertainment, Ltd. ADR	224,100	4,157,055

Internet & Direct Marketing Retail: 0.7%
JD Health International, Inc.[b,c,d]	133,400	2,581,120

Multiline Retail: 0.3%
MINISO Group Holding, Ltd. ADR[d]	47,600	1,256,164

Total Consumer Discretionary		80,934,570

COMMUNICATION SERVICES: 14.7%
Interactive Media & Services: 7.3%
Tencent Holdings, Ltd.	389,600	28,033,200

Diversified Telecommunication Services: 4.4%

CITIC Telecom International Holdings, Ltd.	29,061,000	9,145,583

HKBN, Ltd.	5,069,957	7,853,189

		16,998,772

Entertainment: 3.0%

Cathay Media and Education Group, Inc.[b,c,d]	8,224,303	8,718,046

BAIOO Family Interactive, Ltd.[b,c]	23,848,000	2,862,923

		11,580,969

Total Communication Services		56,612,941

INDUSTRIALS: 14.1%
Machinery: 6.5%

Leader Harmonious Drive Systems Co., Ltd. A Shares[d]	465,410	10,434,235

Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	4,976,114	7,387,021

Weichai Power Co., Ltd. A Shares	2,947,581	7,164,198

		24,985,454

	Shares	Value
Marine: 3.9%
SITC International Holdings Co., Ltd.	7,004,000	$15,126,259

Trading Companies & Distributors: 1.9%
BOC Aviation, Ltd.[b,c]	815,900	7,062,029

Industrial Conglomerates: 1.8%
CK Hutchison Holdings, Ltd.	1,006,500	7,027,217

Total Industrials		54,200,959

FINANCIALS: 10.5%
Capital Markets: 4.7%

China International Capital Corp., Ltd. H Shares[b,c,d]	4,347,200	11,786,341

China Everbright, Ltd.	4,622,000	6,190,002

		17,976,343

Banks: 3.0%
Postal Savings Bank of China Co., Ltd. H Shares[b,c]	20,604,000	11,642,498

Insurance: 2.8%

New China Life Insurance Co., Ltd. H Shares	1,771,500	6,910,149

Ping An Insurance Group Co. of China, Ltd. H Shares	331,000	4,028,143

		10,938,292

Total Financials		40,557,133

INFORMATION TECHNOLOGY: 10.2%
Software: 4.0%

Shanghai Baosight Software Co., Ltd. B Shares	3,790,910	15,437,139

Semiconductors & Semiconductor Equipment: 2.8%

MediaTek, Inc.	396,000	10,560,243

IT Services: 2.0%

TravelSky Technology, Ltd. H Shares	3,203,000	7,738,169

Communications Equipment: 1.4%

Accton Technology Corp.	477,000	5,378,029

Total Information Technology		39,113,580

CONSUMER STAPLES: 6.3%
Beverages: 4.5%

Tsingtao Brewery Co., Ltd. H Shares	1,262,000	13,221,850

Yantai Changyu Pioneer Wine Co., Ltd. B Shares	1,914,173	3,922,610

		17,144,460

Food Products: 1.8%
WH Group, Ltd.[b,c]	8,467,500	7,100,441

Total Consumer Staples		24,244,901

REAL ESTATE: 6.0%
Real Estate Management & Development: 6.0%

Powerlong Commercial Management Holdings, Ltd.[c]	2,319,000	7,438,952

Excellence Commercial Property & Facilities Management Group, Ltd.[c,d]	4,834,000	6,335,215

Shimao Services Holdings, Ltd.[b,c,d]	3,656,000	5,640,251

K Wah International Holdings, Ltd.	7,387,000	3,551,967

Total Real Estate		22,966,385

matthewsasia.com | 800.789.ASIA	37

Matthews China Dividend Fund

December 31, 2020

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

HEALTH CARE: 4.8%
Life Sciences Tools & Services: 2.6%
Pharmaron Beijing Co., Ltd. H Shares[b,c]	592,700	$10,020,615

Pharmaceuticals: 1.4%
Livzon Pharmaceutical Group, Inc. H Shares	1,386,000	5,370,384

Health Care Equipment & Supplies: 0.8%
AK Medical Holdings, Ltd.[b,c]	1,784,000	3,092,724

Total Health Care		18,483,723

MATERIALS: 4.8%
Construction Materials: 2.6%
Huaxin Cement Co., Ltd. B Shares	4,577,692	9,922,033

Containers & Packaging: 2.2%
Greatview Aseptic Packaging Co., Ltd.	14,514,000	8,493,857

Total Materials		18,415,890

ENERGY: 2.6%
Oil, Gas & Consumable Fuels: 2.6%

China Suntien Green Energy Corp., Ltd. H
Shares	32,695,000	10,031,161

Total Energy		10,031,161

UTILITIES: 2.1%
Gas Utilities: 2.1%
Kunlun Energy Co., Ltd.	9,298,000	8,058,432

Total Utilities		8,058,432

TOTAL INVESTMENTS: 97.1%		373,619,675
(Cost $290,469,962)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.9%		11,023,284

NET ASSETS: 100.0%		$384,642,959

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $77,609,943, which is 20.18% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

38	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Michael J. Oh, CFA*
Co-Manager

* As of August 31, 2020

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$39.44	$39.82
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.95%
Portfolio Statistics
Total # of Positions		65
Net Assets		$2.1 billion
Weighted Average Market Cap		$61.0 billion
Portfolio Turnover[2]		42.8%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Growth Fund returned 46.76% (Investor Class) and 47.01% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 20.07%. For the fourth quarter, the Fund returned 26.54% (Investor Class) and 26.64% (Institutional Class) versus 17.88% for the Index.

Market Environment:

Equities across Asia were volatile in the year, but broad market indexes tracking the region ultimately generated attractive returns. Global markets fell in the first quarter, as worries surrounding the spread of COVID-19 moved from China throughout Europe to the U.S. and then back to South Asia, including India. Fears of a global growth slowdown turned into reality as governments worldwide began to implement different versions of ‘shelter in place’ to contain the movement of the virus. Early in the year, cyclically sensitive sectors like energy, materials, industrials and financials suffered most while companies related to communication services and technology performed better. In the second quarter, most global financial markets, including Asia’s, began to rise as major economies began to relax prior pandemic-related restrictions. The gradual reopening of businesses—especially those focused on services and consumption— helped bolster sentiment and bring a floor to stock prices globally.

In the third quarter, economic recovery and improved sentiment began to take hold as major economies continued to relax COVID-19 lockdown restrictions even further. China’s V-shaped recovery in manufacturing along with a steady recovery in domestic consumption brought some normalcy to daily life. EM currencies rallied slightly against the U.S. dollar in the third quarter, acting as a slight tailwind for EM equities. Growth stocks outpaced value and small caps outperformed large caps in the third quarter. The fourth quarter saw further economic strengthening. Cyclical stocks in beaten-up or export-driven markets such as Indonesia and South Korea rallied most in the fourth quarter, while markets that experienced early recovery like China, Japan and India lagged slightly. Market strength gained momentum following the U.S. Presidential elections in November as markets hoped for less confrontational U.S.—China relations, combined with an announcement of several approved COVID-19 vaccines that were due for distribution early in 2021.

Performance Contributors and Detractors:

From a regional perspective, stock selection in China/Hong Kong was a notable contributor to performance. China’s economy went into lockdown and emerged from lockdown earlier than other major economies, boosting local sentiment and asset prices. From a sector perspective, stock selection and our overweight in health care was a notable contributor to performance. Health care stocks occupy an interesting spot in the risk-reward continuum in our view, because they offer the potential for both attractive growth and steady growth.

On the other hand, our underweight to Taiwan and South Korea detracted slightly from relative performance. Our underweight to the information technology sector was also a slight detractor from relative performance, even though stock selection in information technology was a contributor. Large-cap information technology companies, which have a strong presence in Taiwan and South Korea, generated strong gains in the year. The Fund’s underweights are result of our bottom-up stock selection process.

Turning to individual securities, the Chinese electric vehicle (EV) maker Xpeng, which we purchased during its IPO in mid-August, generated strong gains in the reporting period. China continues to focus on cleaner energy and cleaner transit, fueling demand for EVs. On the other hand, the Chinese health care company Kangji Medical Holdings was a detractor. We exited the company in the fourth quarter to redeploy the capital in higher conviction holdings.

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	39

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	26.54%	46.76%	15.75%	16.88%	10.48%	11.15%		10/31/03
Institutional Class (MIAPX)	26.64%	47.01%	15.94%	17.07%	10.67%	10.78%		10/29/10
MSCI AC Asia Pacific Index[3]	17.88%	20.07%	7.64%	11.62%	6.68%	7.93%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Bilibili, Inc.	Communication Services	China/Hong Kong	6.0%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	5.0%
Innovent Biologics, Inc.	Health Care	China/Hong Kong	3.6%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.0%
HDFC Bank, Ltd.	Financials	India	2.7%
Sony Corp.	Consumer Discretionary	Japan	2.7%
BeiGene, Ltd.	Health Care	China/Hong Kong	2.5%
Nintendo Co., Ltd.	Communication Services	Japan	2.3%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.3%
XPeng, Inc.	Consumer Discretionary	China/Hong Kong	2.2%
% OF ASSETS IN TOP 10			32.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

40	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	46.7
Japan	28.1
India	4.6
Indonesia	3.5
Australia	2.8
United States	2.6
Taiwan	1.9
Bangladesh	1.4
Singapore	0.9
Vietnam	0.9
Sri Lanka	0.5
Switzerland	0.4
Cash and Other Assets, Less Liabilities	5.9

SECTOR ALLOCATION (%)[7]
Health Care	38.5
Consumer Discretionary	15.0
Communication Services	11.3
Information Technology	10.0
Financials	7.8
Industrials	4.7
Energy	2.5
Consumer Staples	2.2
Real Estate	2.0
Cash and Other Assets, Less Liabilities	5.9

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	51.9
Large Cap ($10B–$25B)	11.7
Mid Cap ($3B–10B)	12.7
Small Cap (under $3B)	17.8
Cash and Other Assets, Less Liabilities	5.9

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

By market capitalization, stock selection among mid-cap stocks (those with a market cap between $3 billion and $10 billion) was also a strong contributor in the period. In our view, mid-cap stocks offer attractive alpha (the excess return on an investment relative to the return on a benchmark index) generation potential because they are often in an earlier stage of growth with a longer trajectory for generating future returns. The spirit of a growth-oriented fund is to capture this early stage growth when possible. While the Fund skews towards large caps in aggregate, we continue to find compelling opportunities in mid caps. On the other hand, stock selection in small caps was a detractor in the period. While the economic recovery is starting to broaden out and include smaller companies, investors gravitated toward larger companies with larger balance sheets amid a year of economic disruption. Small caps remain a focus of our research efforts, particularly in Japan.

Notable Portfolio Changes:

A robust IPO market in China led to a busy fourth quarter in terms of new portfolio additions. We purchased China-based health care companies Jacobio Pharmaceuticals Group, JD Health International, JW Cayman Therapeutics and Remegen Co. In addition, we purchased Chinese real estate management company Shimao Services and Chinese cosmetics company Yatsen Holding. The surge of IPOs created some interesting buying opportunities. Elsewhere in the region, we initiated a small position in the Indian non-banking financials company Bajaj Finance. And in Singapore, we initiated a position in Sea, Ltd.

Outlook:

Looking ahead, we expect China and Japan to remain compelling markets from a bottom-up perspective. U.S.—China trade tensions may linger to some degree, even as the incoming Biden administration appears likely to employ a more nuanced and diplomatic tone. For Japan, as the global economic outlook improves due to vaccine rollouts and lessening impacts of the pandemic, we expect the country’s macro conditions to improve as well. We especially see opportunities among small-cap names in Japan. In both markets, active security selection will remain key in our view. Turning to South and Southeast Asian economies such as India, the outlook is improving in many parts of the region and we continue to look for opportunities in these markets as well.

From a sector perspective, continued prospects for growth in the health care sector remains sound in our view, with attractive compounding potential for bottom-up equity investors. What’s more we find a broader universe of opportunity among health care companies. Whereas a sector such as communication services tends to be dominated by a few large players, we can more easily diversify our exposure within the health care sector because of the breadth and depth of the universe. Parts of the health care sector have seen a rise in valuations, but opportunities remain and we expect the sector to become a much larger part of the indexes and broader universe of stocks in Asia over time. From a bottom-up perspective, we are also finding opportunities in sectors such as real estate and information technology that have been less represented in the portfolio in the past. The core of our process remains in identifying opportunities on a company-by-company basis with strong top-line growth, strong management teams and an ability to grow its market share.

matthewsasia.com | 800.789.ASIA	41

Matthews Asia Growth Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 94.1%

	Shares	Value

CHINA/HONG KONG: 45.9%
Bilibili, Inc. ADR[b]	1,434,500	$122,965,340

Wuxi Biologics Cayman, Inc.[b,c,d]	7,719,000	102,364,313

Innovent Biologics, Inc.[b,c,d]	6,984,500	73,757,111

BeiGene, Ltd. ADR[b]	200,000	51,678,000

Shenzhou International Group Holdings, Ltd.	2,365,300	46,355,742

XPeng, Inc. ADR[b]	1,048,275	44,897,618

Shenzhen Inovance Technology Co., Ltd. A Shares	2,817,075	40,459,451

Baozun, Inc. ADR[b]	1,054,700	36,228,945

Burning Rock Biotech, Ltd. ADR[b]	1,528,948	35,318,699

Alibaba Group Holding, Ltd.[b]	1,173,600	34,133,605

Silergy Corp.	345,000	29,691,281

JD Health International, Inc.[b,c,d]	1,437,400	27,811,853

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	5,620,000	27,235,931

Chindata Group Holdings, Ltd. ADR[b]	1,094,700	26,229,012

Shimao Services Holdings, Ltd.[b,c,d]	16,182,000	24,964,588

Jiangsu Hengrui Medicine Co., Ltd. A Shares	1,434,048	24,571,231

Alphamab Oncology[b,c,d]	11,510,000	24,136,487

InnoCare Pharma, Ltd.[b,c,d]	13,816,000	24,029,516

Hangzhou Tigermed Consulting Co., Ltd. H Shares[b,c,d]	1,023,000	23,724,638

AK Medical Holdings, Ltd.[c,d]	11,702,000	20,286,470

Yatsen Holding, Ltd. ADR[b]	1,044,900	17,763,300

Peijia Medical, Ltd.[b,c,d]	4,867,000	17,759,422

KE Holdings, Inc. ADR[b]	253,067	15,573,743

RemeGen Co., Ltd. H Shares[b,c,d]	1,260,500	15,446,407

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	7,456,500	13,619,442

Genscript Biotech Corp.[b]	9,144,000	13,304,268

JW Cayman Therapeutics Co., Ltd.[b,c,d]	2,715,000	9,228,083

Total China/Hong Kong		943,534,496

JAPAN: 28.1%
Sony Corp.	552,500	55,674,369

Nintendo Co., Ltd.	74,900	48,081,412

SoftBank Group Corp.	552,400	42,885,619

Terumo Corp.	921,900	38,578,080

M3, Inc.	400,400	37,824,718

AI inside, Inc.[b]	51,800	36,875,088

Nidec Corp.	289,200	36,586,104

Keyence Corp.	55,500	31,219,695

Fast Retailing Co., Ltd.	33,600	30,128,443

PeptiDream, Inc.[b]	555,300	28,246,454

Chugai Pharmaceutical Co., Ltd.	427,900	22,830,666

HEALIOS KKb	1,149,400	21,956,474

Freee KKb	218,700	21,387,481

Japan Elevator Service Holdings Co., Ltd.	805,200	20,505,391

Takeda Pharmaceutical Co., Ltd.	562,900	20,370,999

Sysmex Corp.	168,900	20,323,166

Sansan, Inc.[b]	299,800	19,780,265

Nitori Holdings Co., Ltd.	80,900	16,916,310

Hikari Tsushin, Inc.	70,600	16,565,164

Sosei Group Corp.[b]	550,900	9,627,353

Total Japan		576,363,251

	Shares	Value

INDIA: 4.6%
HDFC Bank, Ltd.[b]	2,837,251	$55,883,876

Bajaj Finance, Ltd.	287,951	20,906,777

Reliance Industries, Ltd.	655,967	17,848,163

Total India		94,638,816

INDONESIA: 3.5%
PT Bank Rakyat Indonesia Persero	205,971,900	61,236,159

PT Mayora Indah	54,105,900	10,438,470

Total Indonesia		71,674,629

UNITED STATES: 3.3%
Schrodinger, Inc.[b]	352,900	27,942,622

Frequency Therapeutics, Inc.[b]	476,465	16,800,156

Legend Biotech Corp. ADR[b]	537,538	15,137,070

Turning Point Therapeutics, Inc.[b]	69,800	8,505,130

Total United States		68,384,978

AUSTRALIA: 2.8%
Oil Search, Ltd.	11,936,340	34,208,801

CSL, Ltd.	102,838	22,469,338

Total Australia		56,678,139

TAIWAN: 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	360,300	39,287,112

Total Taiwan		39,287,112

BANGLADESH: 1.4%
Square Pharmaceuticals, Ltd.	6,511,715	16,865,150

BRAC Bank, Ltd.	24,353,713	12,736,275

Total Bangladesh		29,601,425

SINGAPORE: 0.9%
Sea, Ltd. ADR[b]	92,200	18,352,410

Total Singapore		18,352,410

VIETNAM: 0.8%
Vietnam Dairy Products JSC	3,739,910	17,645,016

Total Vietnam		17,645,016

SRI LANKA: 0.5%
Sampath Bank PLC	13,125,953	9,607,985

Total Sri Lanka		9,607,985

SWITZERLAND: 0.4%
ADC Therapeutics SAb	239,500	7,666,395

Total Switzerland		7,666,395

TOTAL INVESTMENTS: 94.1%		1,933,434,652
(Cost $1,136,293,667)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.9%		120,352,999

NET ASSETS: 100.0%		$2,053,787,651

42	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

December 31, 2020

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $404,364,261, which is 19.69% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	43

PORTFOLIO MANAGERS

Sharat Shroff, CFA
Lead Manager

Inbok Song	Raymond Deng
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$34.94	$34.90
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.94%
After Fee Waiver and Reimbursement[2]	1.06%	0.92%
Portfolio Statistics
Total # of Positions		64
Net Assets		$8.8 billion
Weighted Average Market Cap		$173.1 billion
Portfolio Turnover[3]		38.1%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Pacific Tiger Fund returned 28.83% (Investor Class) and 28.98% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 25.36%. For the fourth quarter of the year, the Fund returned 19.32% (Investor Class) and 19.37% (Institutional Class) versus 18.66% for the Index.

Market Environment:

The pandemic created notable disruptions and opportunities in 2020, providing markets and companies with a major accelerant and catalyst for change. The pandemic accelerated the move into areas such as e-commerce, software services and digital platforms into warp speed, creating new opportunities for innovative businesses. Another significant trend is the acceleration of labor reform in India and Indonesia. And finally, we continued to see further deregulation and liberalization of China’s capital markets including greater openness towards foreign investment, which is providing additional liquidity and support for China’s rapidly growing bond and equity markets.

In 2020, corporate earnings across Asia dropped much less than analysts initially feared and we believe that earnings may rebound strongly in 2021. Taiwan and South Korea, for example, contributed significantly to Asia’s growth in 2020. Doing a strong job in containing the pandemic, both economies are also home to companies that are benefiting from the accelerated update in e-commerce and digital services. Another positive trend during the year was companies and management teams’ agility in cutting down costs and reining in capital expenditures. Free cash flow (Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.) was resilient in the course of 2020.

While small cap stocks slightly outperformed large caps in 2020—the first time we’ve seen that dynamic in the past five years—the impact of the pandemic was disproportionately felt by small and medium-size businesses. As the economic recovery starts to broaden out, small and mid-sized companies may be able to participate more fully in economic growth.

Performance Contributors and Detractors:

During the year, contributors to performance included stock selection in China, Taiwan and South Korea. North Asian economies contained the pandemic relatively faster and companies in these countries responded proactively to the uncertain demand environment. The Fund’s holdings in IT hardware and software, health care and leading consumer brands such as Mediatek, Naver, Wuxi Biologics and China Resources Beer have shown strong core business operation and contributed positively during the year. From the strong equity market, the Fund’s financial holdings in Hong Kong Exchanges & Clearing Ltd. had positive performance too. Coupled with strong equity market, capital raising activities by mainland Chinese companies have led greater trading volume on the exchange.

On the other hand, the Fund’s relative overweight in India and ASEAN detracted from performance during the year, as these economies took more time to recover from the pandemic and recovery has been more gradual. The Fund’s holdings in the shopping mall operators in Thailand, such as Central Pattana Public Co. Ltd,

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

44	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	19.32%	28.83%	8.23%	12.12%	8.06%	9.20%		9/12/94
Institutional Class (MIPTX)	19.37%	28.98%	8.40%	12.30%	8.24%	8.17%		10/29/10
MSCI AC Asia ex Japan Index[4]	18.66%	25.36%	8.46%	13.90%	6.80%	5.40%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	South Korea	6.3%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.4%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	4.9%
AIA Group, Ltd.	Financials	China/Hong Kong	3.4%
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	3.0%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	2.3%
China Resources Beer Holdings Co., Ltd.	Consumer Staples	China/Hong Kong	2.3%
Housing Development Finance Corp., Ltd.	Financials	India	2.2%
LG Chem Ltd.	Materials	South Korea	2.2%
% OF ASSETS IN TOP 10			37.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	45

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

and the Philippines such as SM Prime Holdings, Inc. were also affected negatively during the year as traffic was restricted to those malls and tenants’ revenue shrunk. Additionally, the impact of the lock down on the asset quality of the banking sector weighed on investors’ sentiment, impacting the Fund’s holdings in India banks, such as HDFC Bank Limited (which we sold in the fourth quarter), and Indonesian banks, such as PT Bank Central Asia. Our approach continues to maintain exposure to those shopping malls and banks with strong balance sheets as we believe long term structural demand is still intact.

Notable Portfolio Changes:

During this year, we continued to diversify the portfolio to capture secular growth opportunities that we believe can persist in coming years while maintaining focus on domestically oriented growth in Asia. The continued evolution in the business landscape especially in China, and pandemic-induced volatility in the capital markets allowed us to capture newer growth opportunities for the portfolio. As a result, our weight in consumer discretionary, health care and IT sectors has increased. Meanwhile, the Fund’s weight in financials and consumer staples sectors decreased.

In the fourth quarter, we initiated some new positions, including in Yageo, a Taiwanese listed company that produces computer chips and other electronic components. As a small to mid-cap stock, Yageo appears undervalued relative to its global peers. We also see a strong turnaround story with the company, as its management is focused on new areas of growth and improving its execution. Some of these new positions were funded from capital released from positions like DKSH which we exited during the fourth quarter. The company has taken notable steps to improve cost structure but we believe there may be better growth opportunities elsewhere in the portfolio.

Outlook:

Looking ahead, uncertainty remains in terms of the pace of Asia’s economic recovery. Given the uncertainty of how quickly vaccines can be distributed, how quickly daily patterns may return to normal remain unknown and the strength of the economic recovery in different markets where we invest may not be immediately evident. Valuations for Asia ex-Japan equities are above their historic averages and in some areas of the market, we believe investors have already priced in a high level of anticipated future growth. All of these emphasize the importance of investing with a long-term view.

At the same time, we see many reasons for optimism. There are three important drivers for equity prices—growth, valuation and liquidity. From a growth perspective, Asia is on a path to economic recovery and the sheer size of the consumer base in Asia works in its favor. Valuations for Asia ex-Japan equities rose in 2020, so there is less valuation support for the broader market, but we continue to see pockets of opportunity. Finally, turning to market liquidity, we see good liquidity across Asia. We believe the confluence of these drivers will support medium to long-term growth across many parts of Asia.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	49.7
Taiwan	13.6
South Korea	12.9
India	11.4
Indonesia	3.3
Singapore	2.5
Philippines	1.9
Thailand	1.5
Vietnam	1.1
Malaysia	0.8
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)[8]
Information Technology	24.1
Consumer Discretionary	16.7
Financials	13.8
Consumer Staples	11.4
Communication Services	10.6
Real Estate	6.4
Health Care	6.1
Utilities	4.3
Industrials	2.9
Materials	2.2
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	60.8
Large Cap ($10B–$25B)	18.7
Mid Cap ($3B–10B)	17.1
Small Cap (under $3B)	1.9
Cash and Other Assets, Less Liabilities	1.5

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

46	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 98.5%

	Shares	Value

CHINA/HONG KONG: 49.6%
Tencent Holdings, Ltd.	6,703,100	$482,313,504

Alibaba Group Holding, Ltd.[b]	12,916,000	375,655,797

AIA Group, Ltd.	24,134,000	294,099,876

Hong Kong Exchanges & Clearing, Ltd.	4,835,500	265,235,531

Wuxi Biologics Cayman, Inc.[b,c,d]	15,494,500	205,477,892

China Resources Beer Holdings Co., Ltd.	21,613,775	198,756,232

Kweichow Moutai Co., Ltd. A Shares	617,173	189,678,963

ENN Energy Holdings, Ltd.	11,747,300	172,446,876

China Tourism Group Duty Free Corp., Ltd. A Shares	3,618,678	157,515,811

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	22,636,308	154,482,104

Jiangsu Hengrui Medicine Co., Ltd. A Shares	8,525,841	146,083,262

Weichai Power Co., Ltd. A Shares	58,589,367	142,403,493

Midea Group Co., Ltd. A Shares	8,465,616	128,220,075

China Resources Land, Ltd.	29,190,000	120,288,784

Kingdee International Software Group Co., Ltd.	29,295,000	119,598,560

Topsports International Holdings, Ltd.[c,d]	73,548,000	110,142,969

Ping An Insurance Group Co. of China, Ltd. H Shares	8,801,000	107,104,800

Yum China Holdings, Inc.	1,741,201	99,405,165

China East Education Holdings, Ltd.[c,d]	40,962,000	98,577,093

China Resources Mixc Lifestyle Services, Ltd.[b,c,d]	21,165,430	98,149,257

Xinyi Solar Holdings, Ltd.	36,406,000	95,464,140

CITIC Securities Co., Ltd. H Shares	37,861,500	85,434,111

JD.com, Inc. ADR[b]	945,800	83,135,820

Ming Yuan Cloud Group Holdings, Ltd.[b]	12,327,175	75,917,233

Fuyao Glass Industry Group Co., Ltd. H Shares[c,d]	11,697,200	64,384,828

Midea Group Co., Ltd. A Shares	4,206,937	63,358,187

Alibaba Group Holding, Ltd. ADR[b]	232,775	54,173,726

Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	2,256,007	45,674,714

Shimao Services Holdings, Ltd.[b,c,d]	28,627,000	44,163,964

TravelSky Technology, Ltd. H Shares	16,592,000	40,084,825

JD.com, Inc. A Shares[b]	720,250	31,721,556

Total China/Hong Kong		4,349,149,148

TAIWAN: 13.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	25,197,000	476,663,560

MediaTek, Inc.	6,766,000	180,430,820

Yageo Corp.	7,672,000	142,006,976

President Chain Store Corp.	13,620,608	129,260,613

Delta Electronics, Inc.	11,361,182	106,544,536

Realtek Semiconductor Corp.	6,897,000	96,085,092

ASMedia Technology, Inc.	1,125,000	63,029,176

Total Taiwan		1,194,020,773

SOUTH KOREA: 12.9%
Samsung Electronics Co., Ltd.	7,429,327	554,788,859

LG Chem Ltd.	252,844	192,266,852

NAVER Corp.	553,220	149,131,112

NCSoft Corp.	105,881	90,904,267

	Shares	Value

Mando Corp.	1,040,573	$56,448,350

Amorepacific Corp.	243,504	46,236,817

Korea Electric Power Corp.	1,641,895	41,441,853

Total South Korea		1,131,218,110

INDIA: 11.3%
Housing Development Finance Corp., Ltd.	5,575,438	195,340,780

Tata Power Co., Ltd.	158,179,377	163,943,014

Titan Co., Ltd.	6,423,426	137,990,925

Kotak Mahindra Bank, Ltd.[b]	4,359,159	119,138,702

Dabur India, Ltd.	16,112,505	117,924,432

Tata Consultancy Services, Ltd.	2,303,129	90,432,667

Info Edge India, Ltd.	1,350,000	88,063,726

Container Corp. of India, Ltd.	8,081,457	44,192,311

PVR, Ltd.	2,054,065	37,214,553

Total India		994,241,110

INDONESIA: 3.3%
PT Bank Central Asia	59,006,900	142,237,892

PT Indofood CBP Sukses Makmur	108,422,500	73,919,782

PT Mitra Keluarga Karyasehat[d]	358,729,800	69,738,215

Total Indonesia		285,895,889

SINGAPORE: 2.5%
Sea, Ltd. ADR[b]	402,400	80,097,720

SATS, Ltd.[b]	23,207,600	70,023,472

Venture Corp., Ltd.	4,577,200	67,302,299

Total Singapore		217,423,491

PHILIPPINES: 1.9%
SM Prime Holdings, Inc.	203,509,671	163,181,240

Total Philippines		163,181,240

THAILAND: 1.5%
Central Pattana Public Co., Ltd.	83,172,700	132,426,632

Total Thailand		132,426,632

VIETNAM: 1.1%
Vietnam Dairy Products JSC	19,619,028	92,563,207

Total Vietnam		92,563,207

MALAYSIA: 0.8%
IHH Healthcare BHD	50,774,600	69,519,421

Total Malaysia		69,519,421

TOTAL INVESTMENTS: 98.5%		8,629,639,021
(Cost $4,903,246,584)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		129,010,517

NET ASSETS: 100.0%		$8,758,649,538

matthewsasia.com | 800.789.ASIA	47

Matthews Pacific Tiger Fund

December 31, 2020

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $620,896,003, which is 7.09% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

48	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$14.94	$14.92
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.42%	1.29%
After Fee Waiver and Reimbursement[2]	1.38%	1.20%
Portfolio Statistics
Total # of Positions		55
Net Assets		$88.0 million
Weighted Average Market Cap		$35.0 billion
Portfolio Turnover[3]		84.6%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities, of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia ESG Fund returned 42.87% (Investor Class) and 43.13% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 25.36%. For the fourth quarter, the Fund returned 25.34% (Investor Class) and 25.43% (Institutional Class) versus 18.66% for the Index.

Market Environment:

Equities across Asia were volatile in the year, but broad market indexes tracking the region ultimately generated attractive returns. Global markets fell in the first quarter, as worries surrounding the spread of COVID-19 moved from China throughout Europe to the U.S. and then back to South Asia, including India. Fears of a global growth slowdown turned into reality as governments worldwide began to implement different versions of “shelter in place” to contain the movement of the virus. But central banks globally, led by the U.S. Federal Reserve, unleashed powerful, and largely effective, monetary stimulus. Many governments also unveiled meaningful fiscal stimulus. Both those actions helped ease worries about a crippling and sustained global recession. They also provided cover for many emerging markets (EM) to undertake their own monetary and fiscal stimuli thereby supporting their economies.

In the third quarter, economic recovery and improved sentiment began to take hold as major economies continued to relax COVID-19 lockdown restrictions even further. China’s V-shaped recovery in manufacturing along with a steady recovery in domestic consumption brought some normalcy to daily life. EM currencies rallied slightly against the U.S. dollar in the third quarter, acting as a slight tailwind for EM equities. Growth stocks outpaced value and small caps outperformed large caps. The fourth quarter saw further economic strengthening. Cyclical stocks in beaten-up or export-driven markets such as Indonesia and South Korea rallied most in the fourth quarter, while markets that experienced early recovery like China, Japan and India lagged slightly. Market strength gained momentum following the U.S. Presidential elections in November as markets hoped for less confrontational U.S.—China relations, combined with an announcement of several approved COVID-19 vaccines that were due for distribution early in 2021.

Performance Contributors and Detractors:

From a regional perspective, stock selection in China and South Korea was a notable contributor for the full year. North Asia economies reopened more quickly following the early stages of the pandemic and investor sentiment turned to optimism toward Chinese and South Korean equities. From a sector perspective, stock selection in information technology was a notable contributor. Information technology companies rallied as the pandemic boosted demand for e-commerce and other stay-at-home solutions. Among individual securities, Samsung SDI was a contributor. The company is one of the world’s leading small, automotive and energy storage battery suppliers. It also has a minority equity stake in the world’s largest display company. In addition it also has an electronic materials division with exposure to memory and foundry customers. The company is one of the global leaders in the battery technology primarily used in electric vehicles (EVs) and utility-grade energy storage systems.

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	49

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 years	5 years	Since Inception	Inception Date
Investor Class (MASGX)	25.34%	42.87%	13.22%	13.87%	10.65%	4/30/15
Institutional Class (MISFX)	25.43%	43.13%	13.44%	14.12%	10.89%	4/30/15
MSCI AC Asia ex Japan Index[4]	18.66%	25.36%	8.46%	13.90%	8.07%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
LG Chem, Ltd., Pfd.	Materials	South Korea	6.0%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	5.0%
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	4.6%
Flat Glass Group Co., Ltd.	Information Technology	China/Hong Kong	4.4%
Bandhan Bank, Ltd.	Financials	India	3.6%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	3.3%
Shriram City Union Finance, Ltd.	Financials	India	3.2%
IndusInd Bank, Ltd.	Financials	India	3.0%
Phoenix Mills, Ltd.	Real Estate	India	3.0%
Mahindra & Mahindra, Ltd.	Consumer Discretionary	India	2.8%
% OF ASSETS IN TOP 10			38.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

50	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	37.4
India	21.3
South Korea	12.2
Taiwan	11.7
Japan	5.7
Bangladesh	3.6
Singapore	2.6
United States	1.8
Thailand	1.3
Vietnam	0.7
Indonesia	0.1
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)[7]
Information Technology	24.6
Financials	16.6
Health Care	14.6
Industrials	12.9
Consumer Discretionary	11.2
Materials	6.0
Real Estate	5.2
Communication Services	3.7
Consumer Staples	3.5
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	30.7
Large Cap ($10B-$25B)	17.8
Mid Cap ($3B-10B)	21.7
Small Cap (under $3B)	28.2
Cash and Other Assets, Less Liabilities	1.6

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, stock selection in India and an overweight to Bangladesh detracted from performance. Sentiment toward South and Southeast Asia was weaker in the early stages of the pandemic, though sentiment began to improve markedly in the second half of the year. Stock selection in financials was a detractor. Indian financials, including Induslnd Bank, struggled amid poor sentiment toward banks but we maintain a positive long-term view on the Indian financials in the portfolio. Going into 2020, the Indian banking system was already dealing with the after effects of several years of anemic growth and the resultant credit cycle was presented with a new challenge in the form of COVID19-related lockdown in India. However, India’s central government announced a slew of fiscal measures to support the economy. Our bank holdings recovered from their first quarter bottoms during the rest of the year as asset quality held up better than expected but share prices still remain below their pre-COVID19 levels.

Notable Portfolio Changes:

During the fourth quarter, the Fund initiated a position in Flat Glass, a leading Chinese PV (photo voltaic) glass manufacturer. This is our first initiation in a solar power-related name since the inception of the Fund. Historically, the broader sector was plagued by cyclicality of demand, regulatory and policy uncertainties, excess capacity, intense competition, inability to generate cash flows and excess leverage. With solar power reaching grid parity across much of the globe, the economics have improved meaningfully and no longer need government subsidies in the form of feed-in-tariffs and the policy uncertainty it brings.

During the quarter we also participated in select health care IPOs in China including in JD Health, a leader in the fast growing online pharmacy and consultation business in China. We also exited our positions in South Asian pharmaceutical names such as Lupin and Abbott Laboratories Pakistan to fund more attractive opportunities elsewhere.

Outlook:

Looking ahead, uncertainty remains in terms of the pace of Asia’s economic recovery. Given the uncertainty of how quickly vaccines can be distributed and return to normal daily patterns remain unknown, the strength of the economic recovery in different markets where we invest may not be immediately evident. Valuations for Asia ex-Japan equities are above their historic averages and in some areas of the market, we believe investors have already priced in a high level of anticipated future growth. All of these emphasize the importance of investing with a long-term view.

At the same time, we see many reasons for optimism. From a growth perspective, Asia is on a path to economic recovery and the sheer size of the consumer base in Asia works in its favor. Valuations for Asia ex-Japan equities rose in 2020, so there is less valuation support for the broader market, but we continue to see pockets of opportunity. Finally, turning to market liquidity, we see good liquidity across Asia. We believe the confluence of these drivers will support medium to long-term growth across many parts of Asia.

The pandemic accelerated many trends, including the importance of ESG criteria when investing with a long-term view. Through our bottom-up research process, we continue to follow themes that have the potential to improve the quality of life for millions, and even billions, of people in the developing world. These areas of interest include companies that are working to expand access to high-quality, affordable health care, provide more inclusive financing solutions to individuals and small businesses, build more affordable housing and generate sustainable transportation solutions.

matthewsasia.com | 800.789.ASIA	51

Matthews Asia ESG Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 87.3%

	Shares	Value

CHINA/HONG KONG: 35.4%
Hong Kong Exchanges & Clearing, Ltd.	73,100	$4,009,661

Flat Glass Group Co., Ltd. H Shares	909,000	3,834,452

Wuxi Biologics Cayman, Inc.[b,c,d]	216,000	2,864,450

China Conch Venture Holdings, Ltd.	497,000	2,418,433

Hangzhou Tigermed Consulting Co., Ltd. A Shares	95,276	2,365,936

Innovent Biologics, Inc.[b,c,d]	219,000	2,312,665

Meituan B Shares[c,d]	51,800	1,949,931

Xinyi Glass Holdings, Ltd.	676,000	1,890,801

CSPC Pharmaceutical Group, Ltd.	1,512,960	1,540,406

ASM Pacific Technology, Ltd.	110,200	1,455,376

Yonghui Superstores Co., Ltd. A Shares	1,134,195	1,253,221

Contemporary Amperex Technology Co., Ltd. A

Shares	22,200	1,201,712

Chindata Group Holdings, Ltd. ADR[c]	48,400	1,159,664

Tencent Music Entertainment Group ADR[c]	44,700	860,028

RemeGen Co., Ltd. H Shares[b,c,d]	56,500	692,362

JD Health International, Inc.[b,c,d]	31,950	618,192

New Oriental Education & Technology Group,

Inc. ADR[c]	2,000	371,620

JW Cayman Therapeutics Co., Ltd.[b,c,d]	104,000	353,488

Total China/Hong Kong		31,152,398

INDIA: 21.3%
Bandhan Bank, Ltd.[b,c,d]	578,370	3,192,250

Shriram City Union Finance, Ltd.	192,833	2,805,940

IndusInd Bank, Ltd.[c]	217,963	2,674,729

Phoenix Mills, Ltd.[c]	249,708	2,649,849

Mahindra & Mahindra, Ltd.	251,131	2,483,486

Lemon Tree Hotels, Ltd.[b,c,d]	2,158,440	1,192,222

NBCC India, Ltd.	2,921,513	1,167,689

Marico, Ltd.	191,275	1,054,895

Minda Industries, Ltd.	185,558	1,015,624

TTK Prestige, Ltd.	5,866	496,731

Total India		18,733,415

TAIWAN: 11.7%
Andes Technology Corp.	149,000	1,778,226

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,800	1,722,832

Sporton International, Inc.	164,903	1,576,653

Zhen Ding Technology Holding, Ltd.	384,000	1,562,631

M31 Technology Corp.	104,000	1,252,896

Poya International Co., Ltd.	47,000	964,441

Merida Industry Co., Ltd.	88,000	739,492

ASMedia Technology, Inc.	12,000	672,311

Total Taiwan		10,269,482

JAPAN: 5.7%
Koa Corp.	84,400	1,208,969

Nidec Corp.	9,200	1,163,873

UT Group Co., Ltd.[c]	30,200	940,145

Unicharm Corp.	17,000	806,242

Tsukui Holdings Corp.	105,300	559,747

Sosei Group Corp.[c]	21,300	372,232

Total Japan		5,051,208

	Shares	Value

UNITED STATES: 3.8%
Legend Biotech Corp. ADR[c]	62,688	$1,765,294

Micron Technology, Inc.[c]	21,300	1,601,334

Total United States		3,366,628

BANGLADESH: 3.6%
BRAC Bank, Ltd.	3,521,927	1,841,864

GrameenPhone, Ltd.	319,501	1,308,541

Total Bangladesh		3,150,405

SINGAPORE: 2.6%
CDL Hospitality Trusts	1,187,200	1,141,103

SATS, Ltd.[c]	319,700	964,620

Keppel DC, REIT	80,300	170,993

Total Singapore		2,276,716

THAILAND: 1.3%
Total Access Communication Public Co., Ltd. NVDR	1,009,100	1,119,029

Total Thailand		1,119,029

SOUTH KOREA: 1.1%
Eugene Technology Co., Ltd.	33,266	1,023,679

Total South Korea		1,023,679

VIETNAM: 0.7%
Nam Long Investment Corp.	506,869	647,388

Total Vietnam		647,388

INDONESIA: 0.1%
PT Bank Rakyat Indonesia Persero	302,600	89,964

Total Indonesia		89,964

TOTAL COMMON EQUITIES		76,880,312

(Cost $56,389,005)

PREFERRED EQUITIES: 11.1%

SOUTH KOREA: 11.1%
LG Chem, Ltd., Pfd.	15,108	5,318,540

Samsung SDI Co., Ltd., Pfd.	15,650	4,406,418

Total South Korea		9,724,958

TOTAL PREFERRED EQUITIES		9,724,958

(Cost $5,115,280)

TOTAL INVESTMENTS: 98.4%		86,605,270
(Cost $61,504,285)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		1,421,570

NET ASSETS: 100.0%		$88,026,840

52	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2020

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $11,225,629, which is 12.75% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt
Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	53

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$11.62	$11.68
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.75%	1.62%
After Fee Waiver and Reimbursement[2]	1.40%	1.19%
Portfolio Statistics
Total # of Positions		58
Net Assets		$196.8 million
Weighted Average Market Cap		$8.5 billion
Portfolio Turnover[3]		29.8%
Benchmark
MSCI Emerging Markets Asia Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Emerging Asia Fund returned –2.16% (Investor Class) and –1.94% (Institutional Class), while its benchmark the MSCI Emerging Markets Asia Index, returned 28.77%. For the fourth quarter, the Fund returned 19.17% (Investor Class) and 19.18% (Institutional Class) versus 18.93% for the Index.

Market Environment:

In 2020, there was a notable divergence in performance between the benchmark and the geographies where the Fund typically invests. The benchmark index is dominated by three markets—China/Hong Kong, South Korea and Taiwan—which collectively made up more than 80% of the index in the reporting period. These markets all had very strong returns. For example, Chinese equites, represented by the MSCI China Index, returned 29.67% for the year ending December 31, 2020, while Korean equities, represented by the Korea Composite Stock Price Index returned 39.76% for the same period. As we have always been focused on the smaller emerging and frontier markets in Asia, Asia’s most undeveloped economies, the Fund has virtually no exposure to the South Korea and Taiwan markets and a large underweight position in China over the number of years. These three giants benefit from global trade and economic trends.

During the year, equity markets among smaller, less developed economies in Asia struggled amid the public health and economic impacts of the pandemic. In economies such as Bangladesh, Pakistan and Sri Lanka, consumer demand remained weak throughout the year and many consumer-oriented companies were struggling. With low levels of momentum in these markets, investors largely remained on the sidelines. Broad equity markets in Pakistan, Thailand, the Philippines and Malaysia were all negative in the year. Towards the end of the year, many of these markets started to rebound. India, in particular, saw a notable upswing in equity prices as sentiment started to slowly improve. As the economic recovery started to broaden, some investors began to look for more value-oriented opportunities, which often favors less developed markets.

In contrast, equity markets in economies representing the more developed end of the spectrum in Asia—such as China, South Korea and Taiwan—generated much stronger performance during the year. Following volatility in the first quarter, these markets quickly regained significant momentum. South Korea and Taiwan have economies that are largely driven by global demand for information technology, which was strong in the year. As global companies increasingly moved their operations online, there was increased demand for key components of the technology supply chain. Sentiment toward North Asian economies was also stronger due to faster economic re-opening.

Performance Contributors and Detractors:

The Fund’s overweight to Sri Lanka, Indonesia and Pakistan detracted from performance during the full year. Sri Lanka’s economy is largely dependent on tourism, which came to a standstill amid the pandemic. While valuations for Sri Lanka

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. Beginning on December 1, 2020 for the Matthews Emerging Asia Fund, Matthews voluntarily reduced this expense limitation to 1.10% for the Institutional Class and waived a corresponding amount (in annual percentage terms) for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

54	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MEASX)	19.17%	-2.16%	-7.24%	2.43%	3.29%	4/30/13
Institutional Class (MIASX)	19.18%	-1.94%	-7.05%	2.65%	3.51%	4/30/13
MSCI Emerging Markets Asia Index[4]	18.93%	28.77%	9.34%	14.81%	9.03%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Mobile World Investment Corp.	Consumer Discretionary	Vietnam	3.6%
Bajaj Finance, Ltd.	Financials	India	3.6%
Jollibee Foods Corp.	Consumer Discretionary	Philippines	3.5%
Military Commercial Joint Stock Bank	Financials	Vietnam	3.5%
Vinh Hoan Corp.	Consumer Staples	Vietnam	3.5%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	3.3%
John Keells Holdings PLC	Industrials	Sri Lanka	3.1%
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	3.0%
Meezan Bank, Ltd.	Financials	Pakistan	3.0%
PT Bank Mandiri Persero	Financials	Indonesia	2.7%
% OF ASSETS IN TOP 10			32.8%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	55

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

equities are extremely low, negative sentiment prevented a rebound. The government’s efforts to stimulate the economy are putting pressure on its fiscal position, placing downward pressure on its currency and sentiment more broadly. Turning to Indonesia, which is primarily a domestic economy with low exports, recurring lockdowns throughout the year stifled economic activity. On the other hand, stock selection in China/Hong Kong was positive across the full year. China was one of the few economies to have an active IPO market in the year, as domestic Chinese investor sentiment quickly turned bullish as the pandemic in China became contained. The Fund participated in some of those IPOs, which generated attractive returns.

Among individual securities, Chinese electric vehicle maker XPeng was a contributor. As one of the leading EV (electric vehicle) companies in China, Xpeng competes with local EV makers, as well as Tesla, which now produces cars in China. In our view, China is a natural market for EVs, where electric two-wheelers are already familiar to many consumers. Elsewhere, Indonesia retailer Ramayana Lestari Sentosa was a detractor. When the virus hit Indonesia and the economy moved into lockdown, sentiment turned negative. However, we expect economic activity in Indonesia to gradually recover and normalize and remain constructive on the holding over the long term.

Notable Portfolio Changes:

In the fourth quarter, we added a position to Bajaj Finance, an Indian financial company. Bajaj uses algorithms for its lending activities. The company has extensive borrowing histories and financial data for many of its customers, allowing them to make decisions very quickly for new loan approvals using proprietary data. Looking ahead, the company plans to offer a broader menu of integrated financial services. We also added a Chinese property services business, Shimao Services, with an attractive growth trajectory. Shimao is working to increase value-added services to their existing clients, while expanding to new segments, such as universities and hospitals.

Outlook:

While smaller and less developed economies bore the brunt of the pandemic’s economic pain, we expect that corporate earnings may rebound strongly as daily life begins to normalize over the coming years. From a weak base in 2020, we see room for earnings growth.* In addition, we see strong valuation support among equity prices. Because these economies have been neglected and many investors are underweight to these markets, we expect to see multiple expansion as earnings start to turn around.

Vietnam continues to have a robust macroeconomic story, with a young, educated workforce and continued inflows of foreign direct investment. Fundamentals remain strong in Vietnam. Pakistan’s market has performed better following a difficult period. With Pakistan’s large population, companies in banks and consumer-facing businesses have a large opportunity set for future growth. Indonesia also has a large population and its economy is quickly reopening. We see opportunities for solid returns from Indonesia as the impact of the virus begins to recede.

The bottom line of these emerging economies are demographics. As these economies with large populations become wealthier, consumer spending tends to naturally rise. Well-managed consumer-oriented companies are poised to tap into this growth, creating long-term structural opportunities for investors.

*	Earnings growth is not representative of the Fund’s future performance.

COUNTRY ALLOCATION (%)[6,7]
Vietnam	17.4
Indonesia	12.5
India	11.6
China	10.9
Bangladesh	10.9
Pakistan	10.8
Sri Lanka	8.4
Philippines	8.3
Thailand	2.5
Australia	2.2
Singapore	1.1
Cash and Other Assets, Less Liabilities	3.4

SECTOR ALLOCATION (%)[7]
Consumer Staples	26.7
Consumer Discretionary	24.1
Financials	21.3
Health Care	5.4
Industrials	5.3
Real Estate	4.8
Materials	3.2
Energy	3.0
Information Technology	2.7
Cash and Other Assets, Less Liabilities	3.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	8.3
Large Cap ($10B–$25B)	8.1
Mid Cap ($3B–10B)	18.1
Small Cap (under $3B)	62.1
Cash and Other Assets, Less Liabilities	3.4

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

56	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 96.6%

	Shares	Value

VIETNAM: 17.4%
Mobile World Investment Corp.	1,360,605	$7,023,687

Military Commercial Joint Stock Bank[b]	6,958,003	6,945,922

Vinh Hoan Corp.	3,803,360	6,832,632

Phu Nhuan Jewelry JSC	1,689,494	5,943,345

Taisun International Holding Corp.	601,000	2,611,444

Nam Long Investment Corp.	1,505,612	1,923,013

Thien Long Group Corp.	1,068,330	1,804,751

FPT Corp.	448,400	1,147,230

Total Vietnam		34,232,024

INDONESIA: 12.5%
PT Bank Mandiri Persero	11,812,400	5,330,337

PT Kino Indonesia	21,306,800	4,126,695

PT Ramayana Lestari Sentosa	61,600,200	3,405,688

PT Mayora Indah	16,785,800	3,238,428

PT Adira Dinamika Multi Finance	4,322,700	2,761,075

PT Indofood CBP Sukses Makmur	3,756,200	2,560,884

PT Gudang Garam[b]	612,300	1,787,271

PT Hexindo Adiperkasa	6,059,300	1,419,707

Total Indonesia		24,630,085

INDIA: 11.6%
Bajaj Finance, Ltd.	96,436	7,001,768

L&T Finance Holdings, Ltd.	2,906,578	3,732,740

Crompton Greaves Consumer Electricals, Ltd.	673,190	3,513,043

ICICI Prudential Life Insurance Co., Ltd.[b,c,d]	321,219	2,194,996

Poly Medicure, Ltd.	263,369	1,826,820

Reliance Industries, Ltd.	63,394	1,724,883

Caplin Point Laboratories, Ltd.	219,706	1,522,905

Praj Industries, Ltd.	814,769	1,292,029

Total India		22,809,184

CHINA/HONG KONG: 10.9%
Chindata Group Holdings, Ltd. ADR[b]	174,100	4,171,436

Shimao Services Holdings, Ltd.[b,c,d]	2,394,000	3,693,315

Hangzhou Tigermed Consulting Co., Ltd. H Shares[b,c,d]	148,000	3,432,303

XPeng, Inc. ADR[b]	72,000	3,083,760

JD Health International, Inc.[b,c,d]	148,250	2,868,448

Yatsen Holding, Ltd. ADR[b]	129,500	2,201,500

KE Holdings, Inc. ADR[b]	27,453	1,689,458

Everest Medicines, Ltd.[b,c,d]	43,000	375,507

Total China/Hong Kong		21,515,727

BANGLADESH: 10.9%
British American Tobacco Bangladesh Co., Ltd.	460,292	6,413,130

Berger Paints Bangladesh, Ltd.	261,900	4,410,953

BRAC Bank, Ltd.	6,241,817	3,264,287

Marico Bangladesh, Ltd.	113,074	2,853,601

Square Pharmaceuticals, Ltd.	1,034,797	2,680,094

Olympic Industries, Ltd.	832,242	1,876,595

Total Bangladesh		21,498,660

	Shares	Value

PAKISTAN: 10.8%
Meezan Bank, Ltd.	9,077,666	$5,932,863

PAK Suzuki Motor Co., Ltd.[b]	3,345,900	5,074,805

Indus Motor Co., Ltd.	587,650	4,405,389

GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.	1,257,557	2,086,459

ICI Pakistan, Ltd.	396,900	1,887,858

Hascol Petroleum, Ltd.[b]	11,199,510	1,029,542

Shifa International Hospitals, Ltd.[b]	646,751	809,410

Total Pakistan		21,226,326

SRI LANKA: 8.4%
John Keells Holdings PLC	7,438,130	6,006,716

Sampath Bank PLC	6,539,310	4,786,669

Teejay Lanka PLC	15,439,483	3,167,073

Ceylon Cold Stores PLC	370,786	1,410,288

Ceylon Tobacco Co. PLC	214,321	1,190,364

Total Sri Lanka		16,561,110

PHILIPPINES: 8.3%
Jollibee Foods Corp.	1,714,290	6,974,405

Cosco Capital, Inc.	44,191,200	5,210,310

Universal Robina Corp.	1,014,610	3,220,203

STI Education Systems Holdings, Inc.	85,815,000	831,196

Total Philippines		16,236,114

THAILAND: 2.5%

Thai Beverage Public Co., Ltd.	8,797,000	4,897,225

Total Thailand		4,897,225

AUSTRALIA: 2.2%

Oil Search, Ltd.	1,491,542	4,274,666

Total Australia		4,274,666

SINGAPORE: 1.1%

Yoma Strategic Holdings, Ltd.[b]	9,555,766	2,100,765

Total Singapore		2,100,765

MALAYSIA: 0.0%

MR DIY Group M BHD[c,d]	50,000	38,782

Total Malaysia		38,782

TOTAL INVESTMENTS: 96.6%		190,020,668
(Cost $174,705,066)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		6,732,507

NET ASSETS: 100.0%		$196,753,175

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

matthewsasia.com | 800.789.ASIA	57

Matthews Emerging Asia Fund

December 31, 2020

Schedule of Investmentsa (continued)

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $12,603,351, which is 6.41% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

58	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Raymond Deng*
Co-Manager

* As of August 31, 2020

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$26.70	$26.91
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.95%
Portfolio Statistics
Total # of Positions		38
Net Assets		$1.7 billion
Weighted Average Market Cap		$173.3 billion
Portfolio Turnover[2]		119.8%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Innovators Fund returned 86.72% (Investor Class) and 87.01% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 25.36% over the same period. For the fourth quarter of the year, the Fund returned 29.06% (Investor Class) and 29.08% (Institutional Class) versus 18.66% for the Index.

Market Environment:

Equities across Asia were volatile in the year, but broad market indexes tracking the region ultimately generated attractive returns. Global markets fell in the first quarter, as worries surrounding the spread of COVID-19 moved from China throughout Europe to the U.S. and then back to South Asia, including India. Fears of a global growth slowdown turned into reality as governments worldwide began to implement different versions of “shelter in place” to contain the movement of the virus. Early in the year, cyclically sensitive sectors like energy, materials, industrials and financials suffered most while companies related to communication services and technology performed better. In the second quarter, most global financial markets, including Asia’s, began to rise as major economies began to relax prior pandemic-related restrictions. The gradual reopening of businesses—especially those focused on services and consumption—helped bolster sentiment and bring a floor to stock prices globally.

In the third quarter, economic recovery and improved sentiment began to take hold as major economies continued to relax COVID-19 lockdown restrictions even further. China’s V-shaped recovery in manufacturing along with a steady recovery in domestic consumption brought some normalcy to daily life. EM currencies rallied slightly against the U.S. dollar in the third quarter, acting as a slight tailwind for EM equities. Growth stocks outpaced value and small caps outperformed large caps in the third quarter. The fourth quarter saw further economic strengthening. Cyclical stocks in beaten-up or export-driven markets such as Indonesia and South Korea rallied most in the fourth quarter, while markets that experienced early recovery like China, Japan and India lagged slightly. Market strength gained momentum following the U.S. Presidential elections in November as markets hoped for less confrontational U.S.—China relations, combined with an announcement of several approved COVID-19 vaccines that were due for distribution early in 2021.

Performance Contributors and Detractors:

From a regional perspective, stock selection in China/Hong Kong was a contributor in the full year. Innovative companies in China continued to benefit from trends accelerated by the pandemic, generating attractive equity price gains. From a sector perspective, stock selection in communication services was also a contributor. Companies that provide digital platforms, video sharing and even online classifieds, for example, made gains across the region. Among individual securities, Sea Ltd was a contributor. As a Singapore-based gaming and e-commerce company, Sea is one of the few Internet companies focused on serving customers in South and Southeast Asia with significant scale and market share in Singapore, Indonesia and Thailand. On the other hand, the Fund’s underweight to South Korea and Taiwan were slight detractors from relative performance, even though stock selection was positive for both. HDFC Bank Ltd, an Indian financials company, was a slight relative detractor. The financial sector overall took longer to recover than other sectors. Financials were weak in the reporting period, but we continue to like the company’s long-term prospects. As one of India’s oldest private sector banks, HDFC is a high-quality bank primarily serving retail customers.

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	59

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	29.06%	86.72%	25.35%	22.31%	14.87%	7.05%		12/27/99
Institutional Class (MITEX)	29.08%	87.01%	25.56%	22.53%	n.a.	19.63%		4/30/13
MSCI AC Asia ex Japan Index[3]	18.66%	25.36%	8.46%	13.90%	6.80%	7.27%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Bilibili, Inc.	Communication Services	China/Hong Kong	7.0%
Sea, Ltd.	Communication Services	Singapore	5.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.0%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.8%
TAL Education Group	Consumer Discretionary	China/Hong Kong	4.4%
HDFC Bank, Ltd.	Financials	India	4.4%
Meituan	Consumer Discretionary	China/Hong Kong	4.2%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	4.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.0%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.8%
% OF ASSETS IN TOP TEN			46.8%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

60	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	62.1
India	8.7
South Korea	7.9
Singapore	5.1
Taiwan	5.0
France	3.5
Indonesia	1.9
United States	1.9
Vietnam	0.3
Cash and Other Assets, Less Liabilities	3.7

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	27.7
Communication Services	17.1
Information Technology	15.2
Financials	12.9
Health Care	9.5
Consumer Staples	6.5
Real Estate	2.9
Industrials	1.8
Energy	1.6
Materials	1.1
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	78.2
Large Cap ($10B–$25B)	13.4
Mid Cap ($3B–10B)	2.6
Small Cap (under $3B)	2.1
Cash and Other Assets, Less Liabilities	3.7

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the fourth quarter, we rotated capital and also trimmed some positions that we believe have reached their full intrinsic value and rotated into other nascent opportunities in innovative companies across the region. As part of this rotation, we added a handful of positions in China, as well as South and Southeast Asia, where we found what we believe to be better growth opportunities at attractive valuations.

We initiated a position in e-commerce company JD.com, which experienced increased demand for its services during the pandemic. As the second largest e-commerce company in China, JD.com has a broad reach and its profitability is improving. Logistics-oriented businesses tend to be very capital intensive in their early years, but with much of JD.com’s logistic infrastructure already in place, we expect that the business may be less capital intensive going forward. China has many metropolitan densities and the complexity of making deliveries to most households is high, creating a competitive moat for an e-commerce player such as JD.com. The new position in JD.com serves as a complement to existing Fund holding Alibaba, another giant in China’s e-commerce space. As we continue to monitor potential regulatory risks associated with Alibaba, owning JD.com is a way for us to increase and diversify our China e-commerce exposure. We expect China’s strong economic recovery to continue to boost e-commerce sales in the year ahead.

Outlook:

Looking ahead, uncertainty remains in terms of the pace of Asia’s economic recovery. As we don’t yet know how quickly vaccines can be distributed, we can’t forecast how quickly daily patterns may return to normal. The strength of the economic recovery in different markets where we invest may not be immediately evident. Also, valuations for Asia ex-Japan equities are above their historic averages. In some areas of the market, we believe investors have already priced in a high level of anticipated future growth. All of these emphasize the importance of investing with a long-term view.

At the same time, we see many reasons for optimism. Asia is on a path to economic recovery and the sheer size of the consumer base in Asia works in its favor. Valuations for Asia ex-Japan equities rose in 2020, so there is less valuation support for the broader market, but we continue to see pockets of opportunity. Over time, the market will begin to differentiate between companies that can execute well on their vision, and seize market share in an altered business environment. Innovation remains a key driver of growth in Asia. We continue to look for companies that can build deep, competitive moats by differentiating their products and services through creativity, intellectual property and new ways of meeting consumer demand.

matthewsasia.com | 800.789.ASIA	61

Matthews Asia Innovators Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 96.3%

	Shares	Value

CHINA/HONG KONG: 62.1%
Bilibili, Inc. ADR[b]	1,401,244	$120,114,636

TAL Education Group ADR[b]	1,071,800	76,644,418

Meituan B Shares[b,c]	1,925,100	72,467,420

Wuxi Biologics Cayman, Inc.[b,c,d]	5,394,000	71,531,689

Tencent Holdings, Ltd.	947,900	68,205,005

Alibaba Group Holding, Ltd.[b]	2,239,700	65,140,623

AIA Group, Ltd.	4,949,400	60,313,994

Innovent Biologics, Inc.[b,c,d]	4,882,500	51,559,753

JD.com, Inc. A Shares[b]	1,162,550	51,201,520
Kingdee International Software Group Co., Ltd.	8,821,000	36,012,251
XPeng, Inc. ADR[b]	812,500	34,799,375
China Tourism Group Duty Free Corp., Ltd. A Shares	742,294	32,310,983
Leader Harmonious Drive Systems Co., Ltd. A Shares[b]	1,410,372	31,619,759
Li Ning Co., Ltd.	4,584,500	31,546,653
Ming Yuan Cloud Group Holdings, Ltd.[b]	5,097,000	31,390,009
JD Health International, Inc.[b,c,d]	1,464,150	28,329,431
China Resources Mixc Lifestyle Services, Ltd.[b,c,d]	5,910,600	27,408,893
Wuliangye Yibin Co., Ltd. A Shares	588,595	26,436,227
Silergy Corp.	301,000	25,904,567
China Merchants Bank Co., Ltd. A Shares	3,775,690	25,542,384
KE Holdings, Inc. ADR[b]	366,400	22,548,256
Jiangsu Hengrui Medicine Co., Ltd. A Shares	1,306,657	22,388,491
Haidilao International Holding, Ltd.[c,d]	2,572,000	19,834,360
Yatsen Holding, Ltd. ADR[b]	1,128,000	19,176,000

Shenzhen Mindray Bio-Medical Electronics Co., Ltd. A Shares	282,813	18,502,124

Total China/Hong Kong		1,070,928,821

INDIA: 8.7%
HDFC Bank, Ltd.[b]	3,828,981	75,417,473

Reliance Industries, Ltd.	1,031,157	28,056,682

Bajaj Finance, Ltd.	385,280	27,973,381

Info Edge India, Ltd.	284,032	18,528,086

Total India		149,975,622

SOUTH KOREA: 7.9%
Samsung Electronics Co., Ltd.	1,107,620	82,712,100

LG Household & Health Care, Ltd.	22,664	33,826,585

LG Chem Ltd.	25,530	19,413,444

Total South Korea		135,952,129

SINGAPORE: 5.1%
Sea, Ltd. ADR[b]	442,200	88,019,910

Total Singapore		88,019,910

TAIWAN: 5.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,528,000	85,658,316

Total Taiwan		85,658,316

FRANCE: 3.4%
LVMH Moet Hennessy Louis Vuitton SE	95,486	59,774,372

Total France		59,774,372

	Shares	Value

INDONESIA: 1.9%
PT Bank Rakyat Indonesia Persero	112,030,300	$33,306,996

Total Indonesia		33,306,996

UNITED STATES: 1.9%
Estee Lauder Companies, Inc. Class A	123,600	32,901,084

Total United States		32,901,084

VIETNAM: 0.3%
Mobile World Investment Corp.[b]	1,047,293	5,406,314

Total Vietnam		5,406,314

TOTAL INVESTMENTS: 96.3%		1,661,923,564
(Cost $1,072,224,881)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		63,533,421

NET ASSETS: 100.0%		$1,725,456,985

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $198,664,126, which is 11.51% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

62	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$27.00	$26.94
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.93%
Portfolio Statistics
Total # of Positions		54
Net Assets		$1.5 billion
Weighted Average Market Cap		$192.7 billion
Portfolio Turnover[2]		52.6%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews China Fund returned 43.05% (Investor Class) and 43.23% (Institutional Class), while its benchmark, the MSCI China Index, returned 29.67%. For the fourth quarter, the Fund returned 12.69% (Investor Class) and 12.69% (Institutional Class) versus 11.21% for the Index.

Market Environment:

Chinese equities were stand-out performers among global peers in 2020. Following some early missteps in addressing the pandemic, Chinese authorities shifted gears quickly, acting decisively to limit travel and controlling its borders while working with world health organizations to control the outbreak. In addition, policy actions meant to assist small and medium-size enterprises were implemented including an increase in loan quotas, lowering of borrowing rates, a delay in loan repayments and tax relief. The result was an early 2020 outperformance of Chinese equities. The second quarter of 2020 was lackluster for equity prices, even though anecdotes from our local offices and official economic data implied that recovery was well under way as factory workers reported back to the assembly line, local shops and restaurants accepted walk-in customers and some travel restrictions were lifted.

Chinese equities posted strong returns in the third quarter but most of those gains were registered in the first two weeks of the quarter—reflecting increased tensions between the U.S. and China. Chinese manufacturing data pointed to a continued V-shaped recovery and a bright spot within the data suggested that small, private businesses were beginning to participate in the rebound. In the final quarter of the calendar year, Chinese equity returns were strong again, but lagged other markets in the region. Some growth stocks within the communication services, health care and discretionary sectors took a breather while valued-oriented names within materials, energy and financials outperformed. With the coronavirus pandemic held in check across China, cities, governments, businesses and schools remained open for regular, daily activities. Government micro-reforms in areas such as health care, education and housing continue to support sustainable growth in economic activity.

Performance Contributors and Detractors:

Stock selection in information technology, industrials and financials contributed to performance for the full year. A contributor among individual stocks was e-commerce company JD.com, which experienced increased demand for its services during the pandemic. As the second largest e-commerce company in China, JD.com has a broad reach and its profitability is improving. Logistics-oriented businesses tend to be very capital intensive in their early years, but with much of JD.com’s logistic infrastructure already in place, we expect that the business may be less capital intensive going forward. China has many metropolitan densities and the complexity of making deliveries to most households is high, creating a competitive moat for an e-commerce player such as JD.com.

On the other hand, stock selection in health care and materials, as well as an overweight to real estate, detracted from performance for the full year. A detractor among individual stocks was Sinopharm, China’s largest pharmaceutical distributor and one of the few distributors with a meaningful nationwide presence. The company saw weak results in the first half of 2020 owing to negative economic impact from the COVID-19 outbreak. Hospital visitation during the pandemic fell, which reduced pharmaceutical distribution needs. At the same time, the company

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	63

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	12.69%	43.05%	14.79%	17.98%	8.05%	11.20%		2/19/98
Institutional Class (MICFX)	12.69%	43.23%	14.98%	18.18%	8.23%	7.91%		10/29/10
MSCI China Index[3]	11.21%	29.67%	9.22%	15.25%	7.84%	5.78%	[4]
MSCI China All Shares Index[3]	13.38%	33.61%	9.51%	11.38%	7.45%	n.a.	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 2/28/98.

5	Index performance data prior to 11/25/08 is not available.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	10.5%
Alibaba Group Holding, Ltd.	Consumer Discretionary	9.3%
JD.com, Inc.	Consumer Discretionary	5.8%
China Merchants Bank Co., Ltd.	Financials	4.4%
Bilibili, Inc.	Communication Services	3.3%
AIA Group, Ltd.	Financials	3.1%
Meituan	Consumer Discretionary	2.9%
China International Capital Corp., Ltd.	Financials	2.7%
Midea Group Co., Ltd.	Consumer Discretionary	2.5%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.5%
% OF ASSETS IN TOP 10		47.0%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

64	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
China/Hong Kong	99.4
Cash and Other Assets, Less Liabilities	0.6

SECTOR ALLOCATION (%)[6]
Consumer Discretionary	25.8
Financials	19.1
Communication Services	13.8
Information Technology	12.5
Health Care	8.6
Industrials	6.2
Real Estate	4.6
Materials	4.2
Consumer Staples	3.5
Utilities	1.0
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	66.1
Large Cap ($10B–$25B)	16.1
Mid Cap ($3B–10B)	14.9
Small Cap (under $3B)	2.3
Cash and Other Assets, Less Liabilities	0.6

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

saw increased operational expenses associated with the prevention and containment of the virus situation. Sinopharm trades at attractive valuations and commands a still large and dominant presence in China’s healthcare distribution industry. We continue to monitor this position for updates and operational improvements.

Notable Portfolio Changes:

During the fourth quarter, we initiated new positions in Kingsoft Corp. and Wuxi Lead Intelligent Equipment Co. Kingsoft is a technology company with three main businesses: online gaming, cloud services and software services. The company’s online gaming business provides a stable and growing source of cash flow. Its cloud services business supports companies with growing data and storage needs, including major clients in the social media and entertainment industries. Kingsoft’s software services business is growing beyond its traditional presence in enterprise operating systems into consumer facing software services where penetration of paying users is currently very low with room to grow. In our view, Kingsoft trades at a deep discount to the sum of the parts valuations for each of the individual businesses. Wuxi Lead Intelligent Equipment is a full-service battery equipment provider with strong ties to China’s largest battery manufacturer, CATL. We believe that on-going growth in electric vehicle (EV) sales will spur capacity growth for batteries. Such increased CapEx (an amount spent by a company to acquire or significantly improve the capacity or capabilities of a long-term asset such as equipment or buildings) investments drives the need for equipment investments. The company also has an opportunity to expand its customer base from mainly Chinese domestic customers to global clients as well.

Outlook:

Going forward, China seems well positioned for continued stability as monetary aggregates have been balanced for several months while China’s rebounding economy and solid mid-teens consensus earnings growth* should support current valuations. The newly released five-year plan could support businesses benefiting from the ‘”dual-circulation” announcement focused on domestic demand and self-sufficiency in key areas of technology, innovation, health care and the digitalization of the economy.

Market participants believe a Biden administration could potentially focus less on trade-related issues, in favor of a multi-lateral approach on topics related to market access, climate change and human rights. Investors expect more predictability and less headline risk associated with U.S.—China relations going forward. On the domestic front, the latest Chinese economic data points to continued recovery led by consumption, manufacturing activity and investment. In addition, analysts expect upside earnings momentum to carry through 2021 driven by robust economic activity.

*	Earnings growth is not representative of the Fund’s future performance.

matthewsasia.com | 800.789.ASIA	65

Matthews China Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 99.4%

	Shares	Value

CONSUMER DISCRETIONARY: 25.8%
Internet & Direct Marketing Retail: 18.0%
Alibaba Group Holding, Ltd.[b]	4,804,000	$139,722,085

Meituan B Shares[b,c]	1,173,500	44,174,597

JD.com, Inc. A Shares[b]	998,780	43,988,693

JD.com, Inc. ADR[b]	499,389	43,896,293

		271,781,668

Specialty Retail: 2.7%
Zhongsheng Group Holdings, Ltd.	3,595,000	25,680,268

China Yongda Automobiles Services Holdings, Ltd.	9,231,000	15,307,162

		40,987,430

Household Durables: 2.6%
Midea Group Co., Ltd. A Shares	2,537,352	38,430,690

Diversified Consumer Services: 2.5%
New Oriental Education & Technology Group, Inc. ADR[b]	206,100	38,295,441

Total Consumer Discretionary		389,495,229

FINANCIALS: 19.1%
Capital Markets: 8.3%
China International Capital Corp., Ltd. H Shares[b,c,d]	14,751,200	39,994,175

CITIC Securities Co., Ltd. H Shares	16,021,000	36,151,233

Hong Kong Exchanges & Clearing, Ltd.	506,700	27,793,371

China Merchants Securities Co., Ltd. H Shares[c,d]	13,888,800	20,802,251

		124,741,030

Banks: 5.7%
China Merchants Bank Co., Ltd. A Shares	9,730,523	65,826,578

China Construction Bank Corp. H Shares	27,210,660	20,524,428

		86,351,006

Insurance: 5.1%
AIA Group, Ltd.	3,824,000	46,599,732
Ping An Insurance Group Co. of China, Ltd. A Shares	2,233,746	29,891,312

		76,491,044

Total Financials		287,583,080

COMMUNICATION SERVICES: 13.8%
Interactive Media & Services: 10.5%
Tencent Holdings, Ltd.	2,202,400	158,471,045

Entertainment: 3.3%
Bilibili, Inc. ADR[b]	582,600	49,940,472

Total Communication Services		208,411,517

INFORMATION TECHNOLOGY: 12.5%
Software: 4.8%
Weimob, Inc.[b,c,d]	14,247,000	25,683,119

Kingsoft Corp., Ltd.	3,222,000	20,832,624

Thunder Software Technology Co., Ltd. A Shares	881,100	15,873,239

Kingdee International Software Group Co., Ltd.	2,299,000	9,385,803

		71,774,785

	Shares	Value
Electronic Equipment, Instruments & Components: 4.6%
AVIC Jonhon Optronic Technology Co., Ltd. A Shares	2,597,101	$31,321,069

Wuxi Lead Intelligent Equipment Co., Ltd. A Shares	1,277,955	16,520,971

Wingtech Technology Co., Ltd. A Shares	938,707	14,311,757

Luxshare Precision Industry Co., Ltd. A Shares	865,562	7,481,172

		69,634,969

Semiconductors & Semiconductor Equipment: 2.3%
NAURA Technology Group Co., Ltd. A Shares	688,241	19,134,692

LONGi Green Energy Technology Co., Ltd. A Shares	1,122,659	15,940,847

		35,075,539

IT Services: 0.8%
Chinasoft International, Ltd.	11,168,000	12,481,522

Total Information Technology		188,966,815

HEALTH CARE: 8.7%
Life Sciences Tools & Services: 4.5%
Pharmaron Beijing Co., Ltd. A Shares	1,602,592	29,705,748

Wuxi Biologics Cayman, Inc.[b,c,d]	1,485,000	19,693,096

Hangzhou Tigermed Consulting Co., Ltd. A Shares	711,686	17,672,903

		67,071,747

Biotechnology: 1.6%
Innovent Biologics, Inc.[b,c,d]	1,373,500	14,504,315

Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	465,350	9,421,393

		23,925,708

Health Care Equipment & Supplies: 1.4%
Lepu Medical Technology Beijing Co., Ltd. A Shares	3,199,579	13,374,899

China Isotope & Radiation Corp.	2,285,000	7,937,197

		21,312,096

Health Care Providers & Services: 1.0%
Dian Diagnostics Group Co., Ltd. A Shares	2,628,843	13,851,502

Sinopharm Group Co., Ltd. H Shares	611,600	1,483,635

		15,335,137

Pharmaceuticals: 0.2%
Sino Biopharmaceutical, Ltd.	2,955,500	2,850,258

Total Health Care		130,494,946

INDUSTRIALS: 6.2%
Machinery: 3.3%
Estun Automation Co., Ltd. A Shares[b]	7,010,125	32,178,855

Weichai Power Co., Ltd. A Shares	7,410,061	18,010,411

		50,189,266

Building Products: 1.9%
Xinyi Glass Holdings, Ltd.	10,058,000	28,132,653

Electrical Equipment: 1.0%
Sunwoda Electronic Co., Ltd. A Shares	3,291,047	15,566,363

Total Industrials		93,888,282

66	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2020

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

REAL ESTATE: 4.6%
Real Estate Management & Development: 4.6%
China Resources Land, Ltd.	5,350,000	$22,046,763

CIFI Holdings Group Co., Ltd.	23,328,000	19,768,333

Times China Holdings, Ltd.	10,717,000	14,921,962

China Overseas Property Holdings, Ltd.	23,630,000	12,313,737

Total Real Estate		69,050,795

MATERIALS: 4.2%
Chemicals: 3.0%
Zhejiang Juhua Co., Ltd. A Shares	14,085,700	17,588,567

Wanhua Chemical Group Co., Ltd. A Shares	1,118,419	15,672,423

Shandong Sinocera Functional Material Co., Ltd. A Shares	1,680,522	11,677,591

		44,938,581

Construction Materials: 1.2%
Anhui Conch Cement Co., Ltd. A Shares	2,361,644	18,774,344

Total Materials		63,712,925

CONSUMER STAPLES: 3.5%
Beverages: 3.5%
Kweichow Moutai Co., Ltd. A Shares	90,823	27,913,101

Wuliangye Yibin Co., Ltd. A Shares	558,477	25,083,504

Total Consumer Staples		52,996,605

UTILITIES: 1.0%
Gas Utilities: 1.0%
ENN Energy Holdings, Ltd.	1,052,400	15,448,919

Total Utilities		15,448,919

TOTAL INVESTMENTS: 99.4%		1,500,049,113
(Cost $1,061,317,626)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		8,822,044

NET ASSETS: 100.0%		$1,508,871,157

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $120,676,956, which is 8.00% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	67

PORTFOLIO MANAGERS

Peeyush Mittal,CFA
Lead Manager

Sharat Shroff, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$26.29	$26.65
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.03%
Portfolio Statistics
Total # of Positions		60
Net Assets		$708 million
Weighted Average Market Cap		$46.5 billion
Portfolio Turnover[2]		57.4%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews India Fund returned 16.45% (Investor Class) and 16.65% (Institutional Class), while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 13.92%. For the fourth quarter, the Fund returned 21.85% (Investor Class) and 21.88% (Institutional Class), while its benchmark returned 24.97%.

Market Environment:

Indian equities suffered large drawdowns early in the year, then rebounded quickly. Markets were down sharply in March amid fears about the pandemic’s economic impact. The government took unprecedented steps to slow the spread of the virus by ordering a nationwide lockdown for 21-days starting on March 25. In addition, the Finance Minister announced significant stimulus early in the year in hopes of aiding low-income households while in lockdown. The Reserve Bank of India took significant steps as well to lower the cost of capital by reducing repurchase agreement (repo) rates and by injecting surplus liquidity to keep the strength of the financial system intact. In the second and third quarters of 2020, Indian shares soared as lockdown restrictions were gradually eased and economic activity started to normalize.

Although its economy has been slow to recover, India’s latest economic data suggests that activity has returned to near pre-pandemic levels. Local sentiment is improving. Economic restrictions in large urban sectors are gradually easing and we are seeing near-normalization of mobility and economic activity. For example, restaurants and bars in Mumbai were allowed to open in early October. Government fiscal accounts are outperforming estimates as tax receipts are coming in higher than expected. In addition, economic output as measured by Purchasing Managers’ Index (PMI) composite data seems well placed in expansionary territory. Rural India has done substantially better in the last 12 months on back of robust rainfall in the last two monsoons, helping to cushion the negative impact of COVID on India as a whole.

Performance Contributors and Detractors:

Stock selection and an overweight to small-cap stocks was a notable contributor to performance in the year. India has a large, rich universe of small companies with low analyst coverage, creating opportunities to generate alpha (the excess return on an investment relative to the return on a benchmark index) via active stock selection. What’s more, as economic recovery began to broaden out, smaller companies began to participate more in the market rally. On the other hand, stock selection and allocation effects among mega-cap stocks was neutral to performance in the year. But we continue to see long-term opportunity among select mega-cap companies, particularly as India continues to move toward a more innovation-based economy, where size and scale are often rewarded in terms of digital platforms and connectivity.

From a sector perspective, stock selection in health care, communication services and industrials contributed to performance, while stock selection in financials, consumer staples and consumer discretionary detracted.

Among individual stocks, Laurus Labs was a contributor. Laurus Labs is one of the lowest cost manufacturer of APIs (active pharmaceutical ingredients) used to formulate drugs, particularly in ARV (antiretroviral) drugs. In the last couple of years, Laurus has integrated into manufacturing and marketing their own formulations, which boosted sales and earnings growth substantially. Stock performance has largely followed the earnings growth* trajectory. Meanwhile, Shriram City Union

(continued)

*	Earnings growth is not representative of the Fund’s future performance.

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

68	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	21.85%	16.45%	1.24%	6.84%	6.10%	10.45%		10/31/05
Institutional Class (MIDNX)	21.88%	16.65%	1.41%	7.03%	6.29%	5.97%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	24.97%	13.92%	5.14%	11.03%	4.84%	10.30%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 10/31/05.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	8.5%
Reliance Industries, Ltd.	Energy	7.6%
Infosys, Ltd.	Information Technology	5.9%
ICICI Bank, Ltd.	Financials	5.2%
Housing Development Finance Corp., Ltd.	Financials	4.4%
Kotak Mahindra Bank, Ltd.	Financials	4.2%
Info Edge India, Ltd.	Communication Services	4.0%
Bajaj Finance, Ltd.	Financials	3.6%
Tata Consultancy Services, Ltd.	Information Technology	3.4%
Bandhan Bank, Ltd.	Financials	3.0%
% OF ASSETS IN TOP 10		49.8%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	69

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

Finance, a non-banking financial that is dependent on capital markets and on banks for funding, detracted. Shriram was negatively impacted as liquidity in small and micro-cap companies dried up during March and April. We continue to like this name given management continued to improve their financial performance on back of a notable improvement in credit quality. The company is well capitalized, with enough liquidity on the balance sheet, and it is one of the lowest valuation financial service names in the portfolio.

Notable Portfolio Changes:

We made a few changes to the portfolio across different sectors, including health care, consumer discretionary, financials and IT services.

Within consumer discretionary, we added Bosch India Limited, a supplier of fuel ignition systems to commercial and passenger vehicles in India. Bosch’s business is likely to be positively impacted in our view on back of a cyclical upturn expected in the auto segment in the country. Bosch has been undergoing a restructuring, limiting its margins, but we think it is almost complete and thus believe its revenue growth may lead to substantially higher growth in earnings.

Within consumer discretionary, we recently participated in the IPO of Burger King India. Quick Service Restaurants (QSR) have been gaining share away from small mom-and-pop restaurants over the years and we expect that trend to only accelerate further post pandemic. Burger King India has a very credible management team with extensive global experience in the QSR segment that we think will help it grow faster than their peers both on revenue and earnings.

We exited Syngene, a Contract Research Organization (CRO), which we held in the portfolio for over two years. While we believe there is substantial opportunity for growth for many years to come, its stock outperformed sharply during the last 12 months and became excessively overpriced. As we do not think the company’s revenue growth will change substantially, we exited our position as we deemed the risk reward was adverse to continue to remain invested.

Outlook:

Entering into 2021, India’s financial system is seeing signs of reopening with loan growth rebounding and credit quality improving. The stronger current account and overall balance of payments bodes well for the Indian rupee and a potential tailwind for foreign investors. Equity valuations are at or slightly above historical averages; however, we believe that current valuations may not fairly incorporate a lower cost of capital making seemingly high valuations actually much more reasonable. In our view, India is sitting at the cusp of an earnings recovery. The overwhelming majority of companies are delivering earnings in excess of expectations; too many companies to count have taken prudent cost-cutting measures to shore up margins.

India’s central government is taking substantial steps to create more manufacturing jobs in the country. It is offering financial incentives to global corporates for setting up factories in the country, as well as changing its legal framework that governs labor laws in the country to make it much easier to do business in India. Corporates across different sectors are also reporting heightened interest in procuring raw materials and finished products from India as part of an increasing wave of China-plus-India supply chain strategy being considered by corporates globally. We believe the change in external environment combined with steps taken by the government has the potential to create positive surprise on India’s economic growth over the next 24-36 months.

COUNTRY ALLOCATION (%)[6]
India	101.3
Japan	1.0
Liabilities in Excess of Cash and Other Assets	-2.3

SECTOR ALLOCATION (%)[6]
Financials	38.0
Information Technology	16.4
Consumer Staples	11.9
Consumer Discretionary	8.3
Energy	7.6
Health Care	6.4
Communication Services	6.3
Materials	3.7
Industrials	3.7
Liabilities in Excess of Cash and Other Assets	-2.3

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	50.8
Large Cap ($10B–$25B)	9.6
Mid Cap ($3B–10B)	21.2
Small Cap (under $3B)	20.7
Liabilities in Excess of Cash and Other Assets	-2.3

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

70	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 102.3%

	Shares	Value

FINANCIALS: 38.0%
Banks: 24.1%
HDFC Bank, Ltd.[b]	3,039,887	$59,875,094

ICICI Bank, Ltd.[b]	4,981,084	36,627,836

Kotak Mahindra Bank, Ltd.[b]	1,096,143	29,958,314

Bandhan Bank, Ltd.[b,c,d]	3,785,081	20,891,339

Axis Bank, Ltd.[b]	1,677,122	14,275,541

DCB Bank, Ltd.[b]	5,440,926	8,897,343

		170,525,467

Consumer Finance: 6.9%
Bajaj Finance, Ltd.	349,067	25,344,124

Shriram City Union Finance, Ltd.	1,120,472	16,304,148

Mahindra & Mahindra Financial Services, Ltd.[b]	3,020,632	7,239,000

		48,887,272

Thrifts & Mortgage Finance: 5.4%
Housing Development Finance Corp., Ltd.	881,231	30,874,767

LIC Housing Finance, Ltd.	881,598	4,366,567

Aavas Financiers, Ltd.[b]	117,904	2,741,700

		37,983,034

Capital Markets: 0.8%
Multi Commodity Exchange of India, Ltd.	249,386	5,910,378

Insurance: 0.8%
HDFC Life Insurance Co., Ltd.[b,c,d]	588,556	5,463,560

Total Financials		268,769,711

INFORMATION TECHNOLOGY: 16.4%
IT Services: 15.6%
Infosys, Ltd.	2,417,874	41,449,088

Tata Consultancy Services, Ltd.	611,588	24,014,084

Tech Mahindra, Ltd.	937,912	12,535,661

Mindtree, Ltd.	413,965	9,426,901

Larsen & Toubro Infotech, Ltd.[c,d]	179,838	9,019,350

Wipro, Ltd.	1,633,722	8,653,718

HCL Technologies, Ltd.	346,047	4,491,312

Mphasis, Ltd.	48,733	1,028,950

		110,619,064

Software: 0.8%
Birlasoft, Ltd.	1,523,334	5,165,521

Total Information Technology		115,784,585

CONSUMER STAPLES: 11.9%
Food Products: 3.2%
Zydus Wellness, Ltd.	733,686	20,010,604

Britannia Industries, Ltd.	61,251	3,003,523

		23,014,127

Tobacco: 2.5%
VST Industries, Ltd.	345,776	17,558,700

Food & Staples Retailing: 2.2%
Avenue Supermarts, Ltd.[b,c,d]	411,370	15,585,232

Personal Products: 2.2%

Dabur India, Ltd.	1,267,254	9,274,797

Marico, Ltd.	1,129,181	6,227,509

		15,502,306

	Shares	Value
Household Products: 1.8%
Hindustan Unilever, Ltd.	385,463	$12,654,383

Total Consumer Staples		84,314,748

CONSUMER DISCRETIONARY: 8.3%
Automobiles: 3.3%
Eicher Motors, Ltd.	276,447	9,590,011

Hero MotoCorp, Ltd.	166,274	7,085,980

Suzuki Motor Corp.	145,500	6,744,729

		23,420,720

Household Durables: 2.4%

Crompton Greaves Consumer Electricals, Ltd.	2,075,559	10,831,308

Whirlpool of India, Ltd.	177,005	6,376,629

		17,207,937

Multiline Retail: 1.0%
Trent, Ltd.	752,915	7,101,939

Hotels, Restaurants & Leisure: 0.8%
Burger King India, Ltd.[b]	2,333,250	5,604,207

Auto Components: 0.8%
Bosch, Ltd.	30,904	5,417,309

Textiles, Apparel & Luxury Goods: 0.0%
Vaibhav Global, Ltd.	8,331	279,572

Total Consumer Discretionary		59,031,684

ENERGY: 7.6%
Oil, Gas & Consumable Fuels: 7.6%
Reliance Industries, Ltd.	1,905,779	51,854,214

Reliance Industries, Ltd. - partially paid	141,310	2,170,741

Total Energy		54,024,955

HEALTH CARE: 6.4%
Pharmaceuticals: 3.6%
Laurus Labs, Ltd.[c,d]	2,034,941	9,851,950

Lupin, Ltd.	331,368	4,434,185

Neuland Laboratories, Ltd.	282,302	4,237,218

Alembic Pharmaceuticals, Ltd.	286,853	4,055,505

Caplin Point Laboratories, Ltd.	473,148	3,279,654

		25,858,512

Health Care Equipment & Supplies: 1.0%
Poly Medicure, Ltd.	992,068	6,881,332

Life Sciences Tools & Services: 0.9%
Divi’s Laboratories, Ltd.	119,445	6,281,879

Health Care Providers & Services: 0.9%
Metropolis Healthcare, Ltd.[c,d]	233,464	6,265,948

Total Health Care		45,287,671

COMMUNICATION SERVICES: 6.3%
Interactive Media & Services: 4.0%
Info Edge India, Ltd.	434,782	28,361,869

Wireless Telecommunication Services: 1.1%
Bharti Airtel, Ltd.	1,137,528	7,944,052

Entertainment: 0.8%
PVR, Ltd.	300,355	5,441,686

matthewsasia.com | 800.789.ASIA	71

Matthews India Fund

December 31, 2020

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Media: 0.4%
Affle India, Ltd.[b]	54,552	$2,830,454

Total Communication Services		44,578,061

MATERIALS: 3.7%
Chemicals: 3.7%
Asian Paints, Ltd.	252,496	9,564,123

Pidilite Industries, Ltd.	389,392	9,420,375

PI Industries, Ltd.	249,775	7,510,621

Total Materials		26,495,119

INDUSTRIALS: 3.7%
Machinery: 3.2%
Ashok Leyland, Ltd.	9,936,652	13,003,805

AIA Engineering, Ltd.	256,866	6,937,372

Carborundum Universal, Ltd.	433,720	2,412,503

		22,353,680

Electrical Equipment: 0.5%
ABB India, Ltd.	211,441	3,512,524

Total Industrials		25,866,204

TOTAL INVESTMENTS: 102.3%		724,152,738
(Cost $529,772,817)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (2.3%)		(16,191,458)

NET ASSETS: 100.0%		$707,961,280

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $67,077,379, which is 9.47% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

See accompanying notes to financial statements.

72	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Shuntaro Takeuchi
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$25.27	$25.32
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.95%	0.91%
Portfolio Statistics
Total # of Positions		49
Net Assets		$1.7 billion
Weighted Average Market Cap		$43.5 billion
Portfolio Turnover[2]		62.0%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Japan Fund returned 29.82% (Investor Class) and 29.85% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 14.91%. For the fourth quarter of the year, the Fund returned 15.87% (Investor Class) and 15.87% (Institutional Class), versus 15.29% for the Index.

Market Environment:

Japan’s equity markets were volatile but resilient in 2020. Equity prices declined sharply in February and March, triggered by the COVID-19 pandemic, but had rebounded strongly by year end. Swift monetary expansion actions by the major central banks, along with large-scale fiscal policy measures to offset the negative economic impact, improved sentiment toward growth-oriented stocks globally, including Japan. The Bank of Japan announced an option to double exchange-traded fund (ETF) purchases, while the Japanese government passed a significant stimulus package to help bolster the economy.

Against this backdrop, Japanese equities handily outperformed their EAFE counterparts in 2020. We believe this was driven by Japanese corporates’ ample cash balance, which helped to cushion against extreme situations during the COVID outbreak. Equity prices were also bolstered by an incremental improvement in the outlook for corporate profits and economic conditions. Ample liquidity provided by the central banks around the world also benefited the Japanese equity market, as this liquidity lead to improvements in the global manufacturing cycle.

At current levels, we view the recovery scenario has somewhat been reflected in share prices. Going forward, it will be a tug of war between the trajectory of the COVID-19 situation and the pace of vaccine distribution, which will influence the pace and the magnitude of economic recovery.

Performance Contributors and Detractors:

From a sector perspective, stock selection in industrials, health care and information technology contributed to Fund performance over the course of the year. On the other hand, stock selection in consumer staples, real estate and financials was a slight detractor, even though these sectors in aggregate were contributors due to allocation effects. From a market-cap perspective, stock selection contributed across all capitalizations—mega, large, mid and small.

Turning to individual securities, photomask inspection equipment maker Lasertec was the largest contributor to the overall performance for the full year. Lasertec is currently the only provider of mask and mask-blank inspection equipment using EUV (extreme ultraviolet lithography) as a light source, and EUV adoption in major foundries and increased usage in memory makers is likely to further enhance the business opportunity of the company. However, we exited the name during the year, as we viewed the market is starting to build lofty expectations to justify the share price momentum.

Medical platformer M3 was also a major contributor to performance with its Japan platform now covering 90% of all doctors. The company is utilizing the platform to expand and disrupt the areas of contract research organizations and career business recruitment and networking, in Japan and other markets. Overseas is a meaningful part of overall revenue, with China being the largest growth driver.

On the other hand, engineer-staffing company Technopro dragged within our portfolio companies. We see long-term trend of labor tightness and trend of outsourcing

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	73

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	15.87%	29.82%	9.32%	11.80%	10.66%	7.19%		12/31/98
Institutional Class (MIJFX)	15.87%	29.85%	9.38%	11.87%	10.76%	11.73%		10/29/10
MSCI Japan Index[3]	15.29%	14.91%	6.45%	9.04%	6.80%	4.29%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Shin-Etsu Chemical Co., Ltd.	Materials	5.3%
Sony Corp.	Consumer Discretionary	4.8%
TDK Corp.	Information Technology	3.9%
SMC Corp.	Industrials	3.6%
M3, Inc.	Health Care	3.0%
Keyence Corp.	Information Technology	3.0%
Hoya Corp.	Health Care	2.8%
SoftBank Group Corp.	Communication Services	2.8%
Recruit Holdings Co., Ltd.	Industrials	2.7%
PeptiDream, Inc.	Health Care	2.7%
% OF ASSETS IN TOP 10		34.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

74	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
Japan	98.8
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)[6]
Information Technology	22.3
Industrials	19.7
Consumer Discretionary	16.8
Health Care	16.8
Financials	8.5
Communication Services	7.7
Materials	7.0
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	49.3
Large Cap ($10B-$25B)	27.7
Mid Cap ($3B-10B)	13.9
Small Cap (under $3B)	7.9
Cash and Other Assets, Less Liabilities	1.2

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

in IT engineering remain intact. However, the slowdown of the economy in Japan and other economies overseas may impact the staffing industry both in terms of demand and pricing for staffing services. We exited the stock during the year.

Notable Portfolio Changes:

Our portfolio actions in 2020 occurred in two phases. During the first three months of the year, we reduced the number of names in the Fund and shifted to high-quality names that we believed could generate positive cash flow regardless of the macro economic situation. Later in the year, during July and August, we started to increase our exposure to cyclical growth companies as economic activity started to improve.

In the fourth quarter, we initiated a new position in medical equipment manufacturer Olympus. Olympus had previously struggled with governance issues, including past accounting issues and several large-scaled recalls. However, under new management along with much stronger board oversight, we are seeing some positive changes, especially over the past year, in fundamentals and ESG measures.

We have also participated in a few IPOs, including musical instrument manufacturer Roland and application development platform Yappli. Roland has strong brand equity in its digital musical instruments, with a strong following of “Roland sound” by many professional and amateur music enthusiasts. We also believe with the current capable management, there are company specific margin improvement opportunities in product average selling price growth and reducing stock keeping units (SKUs). Yappli is one of the leading no-code mobile app development companies based in Japan, benefitting from e-commerce growth in Japan.

Outlook:

In terms of market leadership, 2020 turned out to be another great year for growth equity investing. In a recessionary environment coupled with lower interest rates and ample money supply, high-quality, stable growth, large cap, innovation sectors outperformed strongly against value, small cap, cyclical and lower-quality names. We think 2021 will not be such a one-way street like 2020. With profit recovery already baked in current consensus estimates and valuation levels, upside surprise in profits will ever be more important in investment returns going forward. We will continue to look for investment opportunities in high-quality companies that are able to execute well. At the same time we will also seek opportunities in cyclical areas that have a potential to achieve high growth via lower and easier competition.

For many years, Japanese equities have not been considered a place to invest by many investors, but rather a place to trade in and out of. Investors tend to buy Japan when things bottom out and improve, then get out when things start to peak. However, the dynamic has meaningfully changed since 2010 as Japanese corporates have been generating improving levels of profits in each bottom of the cycle. 2020 showed another year of resiliency of Japanese corporate profits. We believe Japan’s equity market fundamentals have turned from pure value to cyclical growth, but many global investors are still skeptical of this change. In our opinion, this creates opportunities for attractive alpha (the excess return on an investment relative to the return on a benchmark index) generation through bottom-up, active stock selection.

matthewsasia.com | 800.789.ASIA	75

Matthews Japan Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 98.8%

	Shares	Value

INFORMATION TECHNOLOGY: 22.3%
Electronic Equipment, Instruments & Components: 8.9%
TDK Corp.	428,400	$64,638,506

Keyence Corp.	87,600	49,276,492

Ibiden Co., Ltd.	704,900	32,952,081

		146,867,079

Software: 4.9%
Freee KKb	205,500	20,096,605

Oracle Corp. Japan	143,600	18,718,921

Sansan, Inc.[b]	227,900	15,036,432

AI inside, Inc.[b]	19,300	13,739,174

Yappli, Inc.[b]	133,400	7,493,293

Plaid, Inc.[b]	125,200	4,504,557

Kaonavi, Inc.[b]	14,700	644,488

		80,233,470

Semiconductors & Semiconductor Equipment: 4.5%
Advantest Corp.	556,400	41,675,384

Disco Corp.	98,800	33,298,854

		74,974,238

IT Services: 4.0%
OBIC Co., Ltd.	166,700	33,503,004

ITOCHU Techno-Solutions Corp.	524,100	18,714,578

Hennge KKb	177,900	14,330,995

		66,548,577

Total Information Technology		368,623,364

INDUSTRIALS: 19.7%
Professional Services: 7.5%
Recruit Holdings Co., Ltd.	1,074,600	45,136,378

SMS Co., Ltd.	1,151,800	44,168,917

Nihon M&A Center, Inc.	516,600	34,546,715

		123,852,010

Machinery: 5.9%
SMC Corp.	96,700	59,058,326

Makita Corp.	765,400	38,390,268

		97,448,594

Electrical Equipment: 2.7%
Nidec Corp.	351,400	44,454,899

Road & Rail: 2.5%
East Japan Railway Co.	621,100	41,436,931

Building Products: 1.1%
Daikin Industries, Ltd.	82,100	18,264,553

Total Industrials		325,456,987

CONSUMER DISCRETIONARY: 16.8%
Specialty Retail: 4.9%
Fast Retailing Co., Ltd.	36,900	33,087,487

Nitori Holdings Co., Ltd.	113,800	23,795,749

Hikari Tsushin, Inc.	98,300	23,064,527

		79,947,763

Multiline Retail: 4.8%
Pan Pacific International Holdings Corp.	1,868,700	43,173,907

	Shares	Value

Marui Group Co., Ltd.	2,084,600	$36,709,826

		79,883,733

Household Durables: 4.8%
Sony Corp.	786,200	79,223,871

Leisure Products: 2.3%
Bandai Namco Holdings, Inc.	345,200	29,894,585

Roland Corp.	275,500	8,404,678

		38,299,263

Total Consumer Discretionary		277,354,630

HEALTH CARE: 16.8%
Health Care Equipment & Supplies: 7.9%
Hoya Corp.	338,700	46,908,194

Terumo Corp.	988,700	41,373,411

Olympus Corp.	1,104,700	24,186,187

Sysmex Corp.	145,600	17,519,556

		129,987,348

Pharmaceuticals: 3.2%
Chugai Pharmaceutical Co., Ltd.	668,800	35,683,920

Takeda Pharmaceutical Co., Ltd.	460,000	16,647,112

		52,331,032

Health Care Technology: 3.0%
M3, Inc.	523,500	49,453,646

Biotechnology: 2.7%
PeptiDream, Inc.[b]	880,300	44,778,234

Total Health Care		276,550,260

FINANCIALS: 8.5%
Diversified Financial Services: 4.3%
ORIX Corp.	2,661,800	40,949,444

eGuarantee, Inc.	1,364,500	29,742,672

		70,692,116

Insurance: 4.2%
Tokio Marine Holdings, Inc.	748,400	38,558,731

Dai-ichi Life Holdings, Inc.	2,084,300	31,400,809

		69,959,540

Total Financials		140,651,656

COMMUNICATION SERVICES: 7.7%
Entertainment: 4.4%
Nintendo Co., Ltd.	63,800	40,955,862

Capcom Co., Ltd.	485,300	31,473,008

		72,428,870

Wireless Telecommunication Services: 2.8%
SoftBank Group Corp.	585,100	45,424,286

Media: 0.5%
Direct Marketing MiX, Inc.	334,900	8,507,508

Total Communication Services		126,360,664

MATERIALS: 7.0%
Chemicals: 7.0%
Shin-Etsu Chemical Co., Ltd.	500,100	87,775,482

76	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2020

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

Sumitomo Bakelite Co., Ltd.	809,700	$27,923,671

Total Materials		115,699,153

TOTAL INVESTMENTS: 98.8%		1,630,696,714
(Cost $1,139,085,719)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		20,091,097

NET ASSETS: 100.0%		$1,650,787,811

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	77

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.12	$6.17
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.19%	1.05%
Portfolio Statistics
Total # of Positions		32
Net Assets		$154.1 million
Weighted Average Market Cap		$151.7 billion
Portfolio Turnover[2]		39.6%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Korea Fund returned 40.77% (Investor Class) and 40.76% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 39.76%. For the fourth quarter, the Fund returned 29.53% (Investor Class) and 29.62% (Institutional Class) versus 32.53% for the Index.

Market Environment:

South Korean equities were the region’s strongest performers in 2020. A combination of low valuations, a rebound in earnings and a cyclical bounce coming out of COVID-19 proved to be a confluence of upside catalysts, which propelled Korean equity prices higher. Early year optimism surrounding the U.S.—China trade resolution faded quickly as investors weighed potential negative spillover of the coronavirus into slower trade, tourism and demand for Korean products. Korea’s response to COVID-19 was prompt and effective resulting in a relatively fast control over the spread of cases. Upside momentum in South Korean equities continued late into 2020 with improving earnings outlook for 2021 and a rotation to cyclically oriented names driven by global pandemic recovery.

Performance Contributors and Detractors:

From a sector perspective, stock selection in information technology and communication services was a notable contributor for the full year. By market cap, stock selection among mega-cap and mid-cap stocks was also a contributor. Among individual stocks, a contributor was Kakao Corp., South Korea’s largest chat platform. The company’s return on investment improved significantly from 2019 with successful monetization into advertisement and commerce revenue. Its financial and content platforms are turning profitable with scale. We expect it to continue to strengthen its network effect within domestic users in Korea even after the COVID-19 pandemic. LG Chem, a lithium ion battery (LiB) manufacturer for automobiles, was another contributor. The company’s management has been establishing solid brand equity and technology in automotive LiB over the last few years. We view management’s decision to separate the LiB business from its existing chemical business to continue focusing on global expansions to be positive in the longer term.

On the other hand, stock selection in consumer staples, including LG Household & Health Care, was a detractor. LG Household and Health Care produces cosmetics and health care products. The company’s high-end cosmetic brand ‘Whoo’ is especially popular amongst Chinese customers and tourists. With the COVID-19 outbreak, travel bans negatively affected LG Household & Health Care sales in its tourist platform while it continued to maintain and improve brand equity in China. We continue to see the company attractive at this valuation with strong brand equity and the marketing capability of the management team.

Notable Portfolio Changes:

In the fourth quarter, we re-initiated a position in Amorepacific Corp, which had previously been a long-held position in the Fund. It recently had a new management team come in to improve channel and brand strategy for both Korea and China. We believe Amorepacific has a solid heritage in its brands and revamping its marketing strategy could improve its bottom line. We continue to monitor the progress of its new management team and how well the team can execute on its strategy in China. We also added Korea’s largest steel mill, POSCO. As the global economy improves, we believe demand for high-end steel will increase.

(continued)

1	Actual 2020 expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

78	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	29.53%	40.77%	4.36%	8.88%	8.38%	6.79%		01/03/95
Institutional Class (MIKOX)	29.62%	40.76%	4.46%	9.00%	8.52%	9.24%		10/29/10
Korea Composite Stock Price Index[3]	32.53%	39.76%	6.38%	11.52%	5.42%	4.36%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 1/3/95.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	19.4%
Samsung Electronics Co., Ltd.	Information Technology	6.8%
SK Hynix, Inc.	Information Technology	5.0%
LG Chem, Ltd., Pfd.	Materials	4.8%
Samsung SDI Co., Ltd.	Information Technology	4.2%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	4.2%
Kakao Corp.	Communication Services	4.2%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	4.1%
Shinhan Financial Group Co., Ltd.	Financials	4.1%
Orion Corp.	Consumer Staples	3.5%
% OF ASSETS IN TOP 10		60.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	79

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

Looking ahead, we expect global consumption to see some recovery in 2021 with COVID-19 vaccinations. As always, we believe active security selection is essential to capturing South Korea’s long-term growth potential. We continue to look for companies that can benefit from domestic consumption within Korea, as well as those companies headquartered in Korea that are effectively competing and innovating in global markets. As bottom-up investors, we look for companies that can grow organically without the assistance of strong macroeconomic tailwinds. We also look for companies who can further strengthen business models and bargaining power over the next few years against customers and peers.

COUNTRY ALLOCATION (%)[6]
South Korea	96.4
Japan	1.9
Cash and Other Assets, Less Liabilities	1.7

SECTOR ALLOCATION (%)[6]
Information Technology	41.8
Consumer Discretionary	12.3
Communication Services	11.7
Consumer Staples	10.0
Financials	7.7
Materials	6.8
Health Care	5.9
Industrials	2.2
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	53.0
Large Cap ($10B–$25B)	23.5
Mid Cap ($3B–10B)	8.9
Small Cap (under $3B)	12.9
Cash and Other Assets, Less Liabilities	1.7

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

80	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 66.6%

	Shares	Value

INFORMATION TECHNOLOGY: 22.4%
Semiconductors & Semiconductor Equipment: 9.2%
SK Hynix, Inc.	69,937	$7,639,114

Koh Young Technology, Inc.	39,456	3,817,460

LEENO Industrial, Inc.	21,739	2,703,558

		14,160,132

Technology Hardware, Storage & Peripherals: 6.8%
Samsung Electronics Co., Ltd.	140,211	10,470,329

Electronic Equipment, Instruments & Components: 6.4%

Samsung SDI Co., Ltd.	11,277	6,535,561

Samsung Electro-Mechanics Co., Ltd.	20,271	3,328,971

		9,864,532

Total Information Technology		34,494,993

COMMUNICATION SERVICES: 11.7%
Interactive Media & Services: 7.5%
Kakao Corp.	17,872	6,412,840

NAVER Corp.	19,152	5,162,791

		11,575,631

Entertainment: 3.3%
Nexon Co., Ltd.	93,900	2,897,276

NCSoft Corp.	2,552	2,191,023

		5,088,299

Diversified Telecommunication Services: 0.9%
KINX, Inc.	19,579	1,296,832

Total Communication Services		17,960,762

CONSUMER DISCRETIONARY: 8.8%
Auto Components: 6.4%
Hyundai Mobis Co., Ltd.	27,457	6,462,449

Hankook Tire & Technology Co., Ltd.	60,312	2,191,151

Hanon Systems	86,728	1,298,442

		9,952,042

Automobiles: 2.4%
Kia Motors Corp.	63,093	3,635,215

Total Consumer Discretionary		13,587,257

FINANCIALS: 7.7%
Banks: 6.2%
Shinhan Financial Group Co., Ltd.	214,655	6,369,473

KB Financial Group, Inc.	80,162	3,183,797

		9,553,270

Capital Markets: 0.9%
Kiwoom Securities Co., Ltd.	11,013	1,286,538

Mortgage REITs: 0.6%
ESR Kendall Square REIT Co., Ltd.[b]	209,517	977,862

Total Financials		11,817,670

HEALTH CARE: 5.9%
Pharmaceuticals: 4.0%
Yuhan Corp.	50,779	3,516,103

DongKook Pharmaceutical Co., Ltd.	100,682	2,713,546

		6,229,649

	Shares	Value
Biotechnology: 1.9%
Hugel, Inc.[b]	16,836	$2,912,722

Total Health Care		9,142,371

CONSUMER STAPLES: 5.9%
Food Products: 4.9%
Orion Corp.	47,276	5,399,045

Nongshim Co., Ltd.	7,946	2,196,584

		7,595,629

Personal Products: 1.0%
Amorepacific Corp.	7,930	1,505,757

Total Consumer Staples		9,101,386

INDUSTRIALS: 2.2%
Professional Services: 1.2%
NICE Information Service Co., Ltd.	77,815	1,779,869

Machinery: 1.0%
Hyundai Mipo Dockyard Co., Ltd.	35,228	1,559,847

Total Industrials		3,339,716

MATERIALS: 2.0%
Metals & Mining: 2.0%
POSCO	12,600	3,148,482

Total Materials		3,148,482

TOTAL COMMON EQUITIES		102,592,637

(Cost $69,040,689)

PREFERRED EQUITIES: 31.7%

INFORMATION TECHNOLOGY: 19.4%
Technology Hardware, Storage & Peripherals: 19.4%
Samsung Electronics Co., Ltd., Pfd.	440,443	29,878,316

Total Information Technology		29,878,316

MATERIALS: 4.8%
Chemicals: 4.8%
LG Chem, Ltd., Pfd.	20,921	7,364,918

Total Materials		7,364,918

CONSUMER STAPLES: 4.1%
Personal Products: 4.1%
LG Household & Health Care, Ltd., Pfd.	9,644	6,379,628

Total Consumer Staples		6,379,628

matthewsasia.com | 800.789.ASIA	81

Matthews Korea Fund

December 31, 2020

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

Shares		Value

CONSUMER DISCRETIONARY: 3.4%
Automobiles: 3.4%
Hyundai Motor Co., Ltd., Pfd.	65,245	$5,329,739

Total Consumer Discretionary		5,329,739

TOTAL PREFERRED EQUITIES		48,952,601

(Cost $21,880,911)

TOTAL INVESTMENTS: 98.3%		151,545,238
(Cost $90,921,600)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		2,577,499

NET ASSETS: 100.0%		$154,122,737

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

82	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Vivek Tanneeru*
Lead Manager

* As of August 31, 2020

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$25.93	$25.87
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.57%	1.47%
After Fee Waiver and Reimbursement[2]	1.39%	1.20%
Portfolio Statistics
Total # of Positions		70
Net Assets		$207.1 million
Weighted Average Market Cap		5.0 billion
Portfolio Turnover[3]		111.9%
Benchmark
MSCI AC Asia ex Japan Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews Asia Small Companies Fund returned 43.68% (Investor Class) and 43.90% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned 26.60%. For the fourth quarter, the Fund returned 22.90% (Investor Class) and 22.94% (Institutional Class), while its benchmark returned 19.72%.

Market Environment:

Equities across Asia were volatile in the year, but broad market indexes tracking the region ultimately generated attractive returns. Global markets fell in the first quarter, as worries surrounding the spread of COVID-19 moved from China throughout Europe to the U.S. and then back to South Asia, including India. Fears of a global growth slowdown turned into reality as governments worldwide began to implement different versions of “shelter in place” to contain the movement of the virus. But central banks globally, led by the U.S. Federal Reserve, unleashed powerful, and largely effective, monetary stimulus. Many governments also unveiled meaningful fiscal stimulus. Both those actions helped ease worries about a crippling and sustained global recession. They also provided cover for many emerging markets (EM) to undertake their own monetary and fiscal stimuli thereby supporting their economies.

In the third quarter, economic recovery and improved sentiment began to take hold as major economies continued to relax COVID-19 lockdown restrictions even further. China’s V-shaped recovery in manufacturing along with a steady recovery in domestic consumption brought some normalcy to daily life. EM currencies rallied slightly against the U.S. dollar in the third quarter, acting as a slight tailwind for EM equities. Growth stocks outpaced value and small caps outperformed large caps. The fourth quarter saw further economic strengthening. Cyclical stocks in beaten-up or export-driven markets such as Indonesia and South Korea rallied most in the fourth quarter, while markets that experienced early recovery like China, Japan and India lagged slightly. Market strength gained momentum following the U.S. Presidential elections in November as markets hoped for less confrontational U.S.—China relations, combined with an announcement of several approved COVID-19 vaccines that were due for distribution early in 2021.

Performance Contributors and Detractors:

Stock selection in China/Hong Kong was a notable contributor to performance for the year. As the economic recovery continued to broaden in the year, small companies, especially in the health care and technology space, did well. On the other hand, stock selection and an underweight to South Korea was a detractor. South Korea’s broader markets, led by cyclical sectors such as materials, shipping and shipbuilding rallied late in the year on improving sentiment toward global exports and trade. Our underweight worked against us in this environment.

From a sector perspective, stock selection in information technology was a notable contributor. The expansion of China’s local supply chain development especially in areas such as semiconductors and industrial automation has aided stock performance. Smaller companies are well positioned to participate in this growth,

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	83

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)	22.90%	43.68%	11.39%	12.21%	6.66%	12.25%		09/15/08
Institutional Class (MISMX)	22.94%	43.90%	11.62%	12.44%	n.a.	8.15%		04/30/13
MSCI AC Asia ex Japan Small Cap Index[4]	19.72%	26.60%	3.49%	7.76%	3.35%	7.87%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 9/15/08.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Flat Glass Group Co., Ltd.	Information Technology	China/Hong Kong	4.5%
Silergy Corp.	Information Technology	China/Hong Kong	4.5%
Kingdee International Software Group Co., Ltd.	Information Technology	China/Hong Kong	3.1%
Phoenix Mills, Ltd.	Real Estate	India	3.1%
Innovent Biologics, Inc.	Health Care	China/Hong Kong	3.1%
Shriram City Union Finance, Ltd.	Financials	India	2.6%
Airtac International Group	Industrials	China/Hong Kong	2.5%
Peijia Medical, Ltd.	Health Care	China/Hong Kong	2.4%
Crompton Greaves Consumer Electricals, Ltd.	Consumer Discretionary	India	2.3%
Andes Technology Corp.	Information Technology	Taiwan	2.2%
% OF ASSETS IN TOP 10			30.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

84	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	48.5
India	20.6
Taiwan	14.5
South Korea	8.7
Vietnam	2.2
Indonesia	1.5
Philippines	1.4
Thailand	1.3
Singapore	0.9
Malaysia	0.3
Cash and Other Assets, Less Liabilities	0.2

SECTOR ALLOCATION (%)[8]
Information Technology	32.7
Health Care	21.0
Industrials	16.9
Consumer Discretionary	10.6
Real Estate	6.0
Consumer Staples	5.5
Financials	4.6
Materials	1.5
Communication Services	0.9
Cash and Other Assets, Less Liabilities	0.2

MARKET CAP EXPOSURE (%)[8,9]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	15.2
Mid Cap ($3B–10B)	38.5
Small Cap (under $3B)	46.1
Cash and Other Assets, Less Liabilities	0.2

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

bringing innovative new approaches to existing customer needs. On the other hand, stock selection in health care was a detractor, even though our overweight to the sector was a contributor. While our health care holdings generated attractive total returns in aggregate, they trailed the returns of the benchmark constituents within the sector. We continue to like the long-term prospects of our health care holdings.

Among indivdual stocks, Silergy Corp was a notable contributor. While listed in Taiwan, Silergy is a truly global company with an edge in China. The company designs mixed-signal and analog power management integrated circuits that are used in industrial, consumer, computing and communications. On the other hand, a detractor was property developer Times China, which focuses on developments in the Greater Bay Area in Guangdong province. This area has been earmarked for further development in high-value-adding sectors such as the technology and financial industries, and is likely to see growth in infrastructure connectivity over time. The real estate industry has been sluggish as the pandemic has disrupted sales in China, but we continue to like the company’s long-term prospects in land banking, as well as its attractive valuations.

Notable Portfolio Changes:

During the fourth quarter we have initiated a new position in Formosa Sumco Technology Corporation, a Taiwanese semiconductor wafer manufacturing company. The company derives the majority of its revenues from 12-inch wafers while also having meaningful exposure to the 8-inch wafers. Its main customers include foundry and memory companies operating in Taiwan and China. The demand for wafers is expected to continue to recover in 2021 and beyond, providing support to top and bottom line growth. At the same time the industry is also consolidating, thereby potentially bringing in capacity addition and pricing discipline. We find the company reasonably valued.

We also initiated a position in Malaysian home improvement retailer Mr. DIY through the IPO process. Mr. DIY is the largest player in the industry with about 30% market share in an end market that is growing. The company’s value proposition is that it has an offering that is attractively priced at convenient locations in a store format that has a large number of items per store. The company continues to drive sales growth through both new store openings as well as by delivering good like-for-like sales growth, which translates into attractive profit growth driven by its efficient operations. Two new formats—the discount retail format, MR DOLLAR and value-for-money toy store, MR. TOY—offer further growth options.

Outlook:

Looking ahead, uncertainty remains in terms of the pace of Asia’s economic recovery. Given the uncertainty of how quickly vaccines can be distributed, how quickly daily patterns may return to normal remain unknown and the strength of the economic recovery in different markets where we invest may not be immediately evident. Valuations for Asia ex-Japan equities are above their historic averages and in some areas of the market, we believe investors have already priced in a high level of anticipated future growth. All of these emphasize the importance of investing with a long-term view.

At the same time, we see many reasons for optimism. There are three important drivers for equity prices—growth, valuation and liquidity. From a growth perspective, Asia is on a path to economic recovery and the sheer size of the consumer base in Asia works in its favor. Valuations for Asia ex-Japan equities rose in 2020, so there is less valuation support for the broader market, but we continue to see pockets of opportunity. Finally, turning to market liquidity, we find good liquidity across Asia. We believe the confluence of these drivers will support medium to long-term growth across many parts of Asia.

matthewsasia.com | 800.789.ASIA	85

Matthews Asia Small Companies Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 99.8%

	Shares	Value

CHINA/HONG KONG: 47.5%

Flat Glass Group Co., Ltd. H Shares	2,233,000	$9,419,507

Silergy Corp.	109,000	9,380,724

Kingdee International Software Group Co., Ltd.	1,597,000	6,519,847

Innovent Biologics, Inc.[b,c,d]	612,000	6,462,789

Airtac International Group	160,000	5,142,500

Peijia Medical, Ltd.[b,c,d]	1,343,000	4,900,535

SITC International Holdings Co., Ltd.	2,089,000	4,511,530

Pharmaron Beijing Co., Ltd. H Shares[b,d]	251,800	4,257,113

Centre Testing International Group Co., Ltd. A Shares	949,174	3,994,427

Yantai China Pet Foods Co., Ltd. A Shares	449,300	3,953,533

Ginlong Technologies Co., Ltd. A Shares	146,210	3,341,800

Alphamab Oncology[b,c,d]	1,437,000	3,013,391

Chindata Group Holdings, Ltd. ADR[c]	118,900	2,848,844

Hongfa Technology Co., Ltd. A Shares	315,100	2,632,512

Hua Hong Semiconductor, Ltd.[b,c,d]	460,000	2,618,859

Yihai International Holding, Ltd.	168,000	2,494,938

Sichuan Teway Food Group Co., Ltd. A Shares	189,410	2,398,832

Jiumaojiu International Holdings, Ltd.[b,c,d]	783,000	2,385,885

InnoCare Pharma, Ltd.[b,c,d]	1,364,000	2,372,341

Winning Health Technology Group Co., Ltd. A Shares	847,080	2,282,065

Asymchem Laboratories (Tianjin) Co., Ltd. A Shares	49,114	2,260,916

AK Medical Holdings, Ltd.[b,d]	1,304,000	2,260,601

RemeGen Co., Ltd. H Shares[b,c,d]	151,500	1,856,510

Times China Holdings, Ltd.	1,252,000	1,743,239

ASM Pacific Technology, Ltd.	105,800	1,397,266

Venus MedTech Hangzhou, Inc. H Shares[b,c,d]	136,500	1,393,066

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	759,900	1,387,972

Kangji Medical Holdings, Ltd.[c]	515,500	999,615

Zai Lab, Ltd. ADR[c]	900	121,806

Total China/Hong Kong		98,352,963

INDIA: 20.6%

Phoenix Mills, Ltd.[c]	610,829	6,481,989

Shriram City Union Finance, Ltd.	373,802	5,439,246

Crompton Greaves Consumer Electricals, Ltd.	899,980	4,696,547

Dr. Lal PathLabs, Ltd.[b,d]	132,154	4,172,666

IFB Industries, Ltd.[c]	243,339	3,897,683

Lemon Tree Hotels, Ltd.[b,c,d]	5,712,363	3,155,245

Galaxy Surfactants, Ltd.[d]	111,515	3,056,809

Ashok Leyland, Ltd.	2,274,606	2,976,710

Marico, Ltd.	479,426	2,644,067

GMR Infrastructure, Ltd.[c]	6,885,633	2,499,712

Finolex Cables, Ltd.	471,149	2,226,907

Shankara Building Products, Ltd.	162,916	779,520

Gabriel India, Ltd.	252,296	364,628

Burger King India, Ltd.[c]	116,751	280,423

Total India		42,672,152

TAIWAN: 14.5%

Andes Technology Corp.	383,000	4,570,877

Accton Technology Corp.	394,000	4,442,230

Yageo Corp.	228,000	4,220,228

ASMedia Technology, Inc.	71,000	3,977,841

	Shares	Value

M31 Technology Corp.	263,000	$3,168,380

Formosa Sumco Technology Corp.	643,000	3,096,330

Sporton International, Inc.	309,000	2,954,378

Voltronic Power Technology Corp.	48,001	1,918,003

Realtek Semiconductor Corp.	123,000	1,713,566

Total Taiwan		30,061,833

SOUTH KOREA: 8.7%

Hugel, Inc.[c]	22,132	3,828,960

Eugene Technology Co., Ltd.	96,713	2,976,104

Wonik IPS Co., Ltd.[c]	71,518	2,918,431

Koh Young Technology, Inc.	21,921	2,120,908

KINX, Inc.	26,956	1,785,454

Vitzrocell Co., Ltd.	113,644	1,729,116

ESR Kendall Square REIT Co., Ltd.[c]	360,692	1,683,428

LEENO Industrial, Inc.	8,238	1,024,514

Total South Korea		18,066,915

VIETNAM: 2.2%

Nam Long Investment Corp.	1,949,055	2,489,392

Saigon Cargo Service Corp.	196,750	1,091,428

FPT Corp.	406,460	1,039,926

Total Vietnam		4,620,746

INDONESIA: 1.5%

PT Mitra Adiperkasa[c]	54,869,800	3,087,681

Total Indonesia		3,087,681

PHILIPPINES: 1.3%

Wilcon Depot, Inc.	7,940,500	2,800,357

Total Philippines		2,800,357

THAILAND: 1.3%

Kasikornbank Public Co., Ltd.	662,900	2,499,469

Humanica Public Co., Ltd.	642,400	191,798

Total Thailand		2,691,267

UNITED STATES: 1.0%

Legend Biotech Corp. ADR[c]	70,659	1,989,757

Total United States		1,989,757

SINGAPORE: 0.9%

Keppel DC, REIT	846,600	1,802,774

Total Singapore		1,802,774

MALAYSIA: 0.3%

MR DIY Group M BHD[b,d]	788,100	611,280

Total Malaysia		611,280

TOTAL INVESTMENTS: 99.8%		206,757,725
(Cost $140,393,406)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		384,551

NET ASSETS: 100.0%		$207,142,276

86	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

December 31, 2020

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $40,848,253, which is 19.72% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

BHD	Berhad

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	87

PORTFOLIO MANAGERS

Winnie Chwang*
Lead Manager

Andrew Mattock, CFA*
Lead Manager

* As of August 31, 2020

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$19.86	$19.90
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.52%	1.37%
After Fee Waiver and Reimbursement[2]	1.43%	1.20%
Portfolio Statistics
Total # of Positions		58
Net Assets		$383.8 million
Weighted Average Market Cap		$6.0 billion
Portfolio Turnover[3]		152.9%
Benchmark
MSCI China Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2020, the Matthews China Small Companies Fund returned 82.52% (Investor Class) and 82.89% (Institutional Class), outperforming its benchmark, the MSCI China Small Cap Index, which returned 27.21% over the same period. For the fourth quarter of the year, the Fund returned 13.65% (Investor Class) and 13.73% (Institutional Class), versus 16.86% for the Index.

Market Environment:

From a global perspective, small companies generally faced greater challenges amid the pandemic than their larger peers, as larger companies tend to have more access to liquidity and resources during periods of economic strain. Nonetheless, small companies in China were strong performers in 2020, providing global investors with meaningful diversification and attractive equity price returns. One reason that China small companies stood out in the year was their focus on domestic demand and opportunities. China’s effective handling of the pandemic meant that its domestic economy re-opened much more quickly than other large economies globally. With the coronavirus pandemic held in check across China, cities, governments, businesses and schools remain open for regular, daily activities. Government micro-reforms in areas such as health care, education and housing continue to support sustainable growth in economic activity.

In addition, as domestic Chinese investors’ sentiment continued to improve throughout the year, the recovery in equity prices quickly broadened to include small and mid-size businesses. The rapid changes brought about by the pandemic created opportunities for innovative businesses to grow and consolidate market share. Trends accelerated by the pandemic included increased e-commerce sales, as well as higher demand for streaming and digital content and entertainment. The pandemic also underscored the need for greater workforce productivity and flexibility, as well as demand for more flexible and scalable health care solutions for a population of over a billion people. While the year began with a great deal of economic uncertainty, it ended on a strong note of optimism by an economy that has experience adapting to rapid change.

Performance Contributors and Detractors:

Stock selection in industrials and information technology were notable contributors in the full year. The only sector that was a slight detractor was materials, where stock selection was negative for the year.

Among individual securities, a contributor was Ginlong Technology Co., a company that manufactures solar inverters for solar energy production. China is very close to achieving grid parity, where the price of renewable energy becomes more competitive with the price of energy produced through fossil fuels. The trajectory of renewable energy expansion in China is very clear in our view and we expect continued solar growth in China given the government’s supportive policies, such as a goal of carbon neutrality by 2060. The solar inverters are a critical component in solar modules and may have more pricing protection when compared to other solar module components given a more consolidated market structure.

(continued)

1	Actual 2020 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

88	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2020
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception date
Investor Class (MCSMX)	13.65%	82.52%	26.71%	25.05%	12.48%		05/31/11
Institutional Class (MICHX)	13.73%	82.89%	26.99%	n.a.	28.63%		11/30/17
MSCI China Small Cap Index[4]	16.86%	27.21%	2.96%	5.05%	2.37%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
SITC International Holdings Co., Ltd.	Industrials	4.7%
Weimob, Inc.	Information Technology	3.8%
Bilibili, Inc.	Communication Services	3.3%
Silergy Corp.	Information Technology	3.0%
Ever Sunshine Lifestyle Services Group, Ltd.	Industrials	2.9%
Flat Glass Group Co., Ltd.	Information Technology	2.9%
Jiumaojiu International Holdings, Ltd.	Consumer Discretionary	2.7%
Asia Cement China Holdings Corp.	Materials	2.6%
China Meidong Auto Holdings, Ltd.	Consumer Discretionary	2.6%
Times China Holdings, Ltd.	Real Estate	2.5%
% OF ASSETS IN TOP 10		31.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	89

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, a slight detractor was Times China, which focuses on developments in the Greater Bay Area in Guangdong province. China’s policymakers have earmarked the region for further development in high-value-adding sectors such as the technology and financial industries, and is likely to see growth in infrastructure connectivity over time. The real estate industry has been sluggish as the pandemic has disrupted sales in China, but we continue to like the company’s long-term prospects in land banking, as well as its attractive valuations.

Notable Portfolio Changes:

During the fourth quarter, we added a position to Estun Automation Co., China’s leading robot manufacturer with strong technical capabilities and an 80% overall rate in component self-sufficiency. Amid recovery in the industrial automation industry in China, the company has seen a rebound in orders, creating positive sentiment and leading to stock price gains in the month. We believe local companies, through price competitiveness and improving quality, stand to gain market share against foreign competitors in this industry, where foreigners still hold the lion’s share of the market.

We also initiated a position in China Yongda Automobiles Services Holdings, a luxury auto dealer carrying brands such as BMW and Porsche. Yongda is also seeking to expand and broaden its product portfolio to include other strong performing luxury brands such as Mercedes and Lexus. Overall luxury brands are still growing strongly in China, and the company continues to have the opportunity to deliver more aftermarket sales to a growing base of luxury cars. Yongda also trades at an attractive valuation in our view.

Outlook:

Looking ahead, we expect domestic consumption and services to continue driving China’s economic growth. Expansion of consumer buying power in lower-tier cities will remain a key theme we are following. With the coronavirus pandemic held in check across China, cities, governments, businesses and schools remain open for regular, daily activities. Government micro-reforms in areas such as health care, education and housing continue to support sustainable growth in economic activity. Regardless of the potential for U.S.—China trade tensions to ease under the incoming Biden administration, we expect that the local information technology ecosystem and supply chain within China will continue to develop under its own momentum. While some sectors of China’s equity markets are starting to look expensive, there is still a lot of untapped value that can be uncovered through an active approach to security selection. China is not immune from the potential impact of a slowdown in the global economy, but it may be better positioned to weather any such slowdown by drawing on domestic growth drivers.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	91.6
Taiwan	5.8
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)[7]
Information Technology	25.4
Industrials	22.8
Health Care	11.8
Consumer Discretionary	11.7
Real Estate	8.1
Materials	6.3
Consumer Staples	4.4
Financials	3.6
Communication Services	3.3
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	3.3
Large Cap ($10B–$25B)	10.8
Mid Cap ($3B–10B)	58.9
Small Cap (under $3B)	24.4
Cash and Other Assets, Less Liabilities	2.6

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

90	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2020

Schedule of Investmentsa

COMMON EQUITIES: 97.4%

	Shares	Value

INFORMATION TECHNOLOGY: 25.4%
Semiconductors & Semiconductor Equipment: 9.8%

Silergy Corp.	133,000	$11,446,204

Flat Glass Group Co., Ltd. H Shares	2,616,000	11,035,123

WIN Semiconductors Corp.	619,000	7,640,555

StarPower Semiconductor, Ltd. A Shares	199,292	7,362,114

		37,483,996

Software: 9.1%

Weimob, Inc.[b,c,d]	8,144,000	14,681,218

China Youzan, Ltd.[c]	29,684,000	8,865,187

Kingdee International Software Group Co., Ltd.	1,875,000	7,654,798

Ming Yuan Cloud Group Holdings, Ltd.[c]	606,000	3,732,067

		34,933,270

IT Services: 4.8%

21Vianet Group, Inc. ADR[c]	230,600	7,999,514

Chinasoft International, Ltd.	6,668,000	7,452,255

Shanghai AtHub Co., Ltd. A Shares	305,562	2,829,130

		18,280,899

Communications Equipment: 1.7%

Accton Technology Corp.	588,000	6,629,521

Electronic Equipment, Instruments & Components: 0.0%

China High Precision Automation Group, Ltd.[c,e]	195,000	252

Total Information Technology		97,327,938

INDUSTRIALS: 22.8%
Machinery: 6.4%

Airtac International Group	260,000	8,356,563

Leader Harmonious Drive Systems Co., Ltd. A Shares[c]	334,582	7,501,143

Hefei Meiya Optoelectronic Technology, Inc. A Shares	661,400	4,507,260

Estun Automation Co., Ltd. A Shares[c]	910,100	4,177,668

		24,542,634

Electrical Equipment: 5.6%

Ginlong Technologies Co., Ltd. A Shares	407,610	9,316,401

Hongfa Technology Co., Ltd. A Shares	879,955	7,351,609

Zhejiang HangKe Technology, Inc., Co. A Shares	390,800	4,968,185

		21,636,195

Marine: 4.7%

SITC International Holdings Co., Ltd.	8,328,500	17,986,729

Commercial Services & Supplies: 2.9%

Ever Sunshine Lifestyle Services Group, Ltd.[d]	5,048,000	11,086,248

Transportation Infrastructure: 1.7%

Hainan Meilan International Airport Co., Ltd. H Shares[c]	1,224,000	6,474,742

Professional Services: 1.5%

Centre Testing International Group Co., Ltd. A Shares	1,359,959	5,723,141

Total Industrials		87,449,689

	Shares	Value

HEALTH CARE: 11.8%
Health Care Equipment & Supplies: 3.9%

Peijia Medical, Ltd.[b,c,d]	1,526,000	$5,568,292

China Isotope & Radiation Corp.	1,325,000	4,602,532

Kangji Medical Holdings, Ltd.[c]	1,264,000	2,451,045

AK Medical Holdings, Ltd.[b,d]	1,390,000	2,409,690

		15,031,559

Life Sciences Tools & Services: 2.3%

Pharmaron Beijing Co., Ltd. H Shares[b,d]	510,900	8,637,645

Biotechnology: 1.9%

Innovent Biologics, Inc.[b,c,d]	267,000	2,819,550

Shenzhen New Industries Biomedical

Engineering Co., Ltd. A Shares	138,650	2,807,083

Amoy Diagnostics Co., Ltd. A Shares	143,285	1,723,073

		7,349,706

Pharmaceuticals: 1.4%

Asymchem Laboratories (Tianjin) Co., Ltd. A Shares	118,737	5,465,943

Health Care Providers & Services: 1.4%

Dian Diagnostics Group Co., Ltd. A Shares	1,029,652	5,425,286

Health Care Technology: 0.9%

Winning Health Technology Group Co., Ltd. A Shares	1,263,327	3,403,450

Total Health Care		45,313,589

CONSUMER DISCRETIONARY: 11.7%
Specialty Retail: 4.9%

China Meidong Auto Holdings, Ltd.	2,424,000	9,867,098

China Yongda Automobiles Services Holdings, Ltd.	4,422,500	7,333,541

Pou Sheng International Holdings, Ltd.[c]	7,441,000	1,767,252

		18,967,891

Hotels, Restaurants & Leisure: 2.7%

Jiumaojiu International Holdings, Ltd.[b,c,d]	3,344,000	10,189,527

Diversified Consumer Services: 2.0%

China Yuhua Education Corp., Ltd.[b,d]	8,940,000	7,796,329

Household Durables: 1.1%

Joyoung Co., Ltd. A Shares	848,058	4,186,815

Internet & Direct Marketing Retail: 1.0%

Tongcheng-Elong Holdings, Ltd.[c,d]	2,028,000	3,930,544

Total Consumer Discretionary		45,071,106

REAL ESTATE: 8.1%
Real Estate Management & Development: 8.1%

Times China Holdings, Ltd.	6,833,000	9,514,021

KWG Group Holdings, Ltd.	6,405,000	8,751,001

KWG Living Group Holdings, Ltd.[c,d]	5,805,000	4,717,412

Powerlong Real Estate Holdings, Ltd.	6,602,000	4,564,783

China Overseas Property Holdings, Ltd.	6,505,000	3,389,795

Total Real Estate		30,937,012

matthewsasia.com | 800.789.ASIA	91

Matthews China Small Companies Fund

December 31, 2020

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

MATERIALS: 6.3%
Chemicals: 3.7%

ENN Natural Gas Co., Ltd. A Shares	4,154,242	$8,689,142

Zhejiang Juhua Co., Ltd. A Shares	4,451,343	5,558,314

		14,247,456

Construction Materials: 2.6%

Asia Cement China Holdings Corp.	10,961,500	10,002,719

Total Materials		24,250,175

CONSUMER STAPLES: 4.4%
Food Products: 4.4%

Yantai China Pet Foods Co., Ltd. A Shares	1,022,499	8,997,292

Kemen Noodle Manufacturing Co., Ltd. A Shares	1,249,100	3,404,128

Sichuan Teway Food Group Co., Ltd. A Shares	178,306	2,258,203

Yihai International Holding, Ltd.	143,000	2,123,668

Total Consumer Staples		16,783,291

FINANCIALS: 3.6%
Diversified Financial Services: 2.1%
Chailease Holding Co., Ltd.	1,329,000	7,954,756

Capital Markets: 1.5%

Haitong International Securities Group, Ltd.	16,262,000	3,922,036

China Renaissance Holdings, Ltd.[b,d]	1,011,700	2,069,094

		5,991,130

Total Financials		13,945,886

COMMUNICATION SERVICES: 3.3%
Entertainment: 3.3%

Bilibili, Inc. ADR[c]	148,100	12,695,132

Total Communication Services		12,695,132

TOTAL INVESTMENTS: 97.4%		373,773,818
(Cost $284,676,317)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		9,995,401

NET ASSETS: 100.0%		$383,769,219

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2020, the aggregate value is $54,171,345, which is 14.12% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 security is $252 and 0.00% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

92	MATTHEWS ASIA FUNDS

Index Definitions

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market capitalization-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea and Thailand.

The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan and Thailand.

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float-adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

matthewsasia.com | 800.789.ASIA	93

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2020. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

94	MATTHEWS ASIA FUNDS

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

matthewsasia.com | 800.789.ASIA	95

December 31, 2020

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expense Ratio	Operating Expenses Paid During Period 7/1/20– 12/31/20[1]	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expense Ratio	Operating Expenses Paid During Period 7/1/20– 12/31/20[1]
GLOBAL EMERGING MARKETS STRATEGY
Matthews Emerging Markets Equity Fund
Actual Fund Return	$1,000.00	$1,381.60	1.07%	$6.41	$1,000.00	$1,384.30	0.90%	$5.39
Hypothetical 5% Returns	$1,000.00	$1,019.76	1.07%	$5.43	$1,000.00	$1,020.61	0.90%	$4.57

ASIA FIXED INCOME STRATEGIES
Matthews Asia Total Return Bond Fund
Actual Fund Return	$1,000.00	$1,093.60	1.12%	$5.89	$1,000.00	$1,094.80	0.90%	$4.74
Hypothetical 5% Returns	$1,000.00	$1,019.51	1.12%	$5.69	$1,000.00	$1,020.61	0.90%	$4.57
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$1,068.60	1.13%	$5.88	$1,000.00	$1,070.00	0.90%	$4.68
Hypothetical 5% Returns	$1,000.00	$1,019.46	1.13%	$5.74	$1,000.00	$1,020.61	0.90%	$4.57

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,246.70	1.05%	$5.93	$1,000.00	$1,246.90	0.95%	$5.37
Hypothetical 5% Returns	$1,000.00	$1,019.86	1.05%	$5.33	$1,000.00	$1,020.36	0.95%	$4.82
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,347.80	0.97%	$5.72	$1,000.00	$1,347.50	0.88%	$5.19
Hypothetical 5% Returns	$1,000.00	$1,020.26	0.97%	$4.93	$1,000.00	$1,020.71	0.88%	$4.47
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,194.20	1.13%	$6.23	$1,000.00	$1,194.90	1.01%	$5.57
Hypothetical 5% Returns	$1,000.00	$1,019.46	1.13%	$5.74	$1,000.00	$1,020.06	1.01%	$5.13

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,353.50	1.06%	$6.27	$1,000.00	$1,354.90	0.93%	$5.51
Hypothetical 5% Returns	$1,000.00	$1,019.81	1.06%	$5.38	$1,000.00	$1,020.46	0.93%	$4.72
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,352.30	1.01%	$5.97	$1,000.00	$1,353.50	0.89%	$5.27
Hypothetical 5% Returns	$1,000.00	$1,020.06	1.01%	$5.13	$1,000.00	$1,020.66	0.89%	$4.52
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,419.80	1.37%	$8.33	$1,000.00	$1,421.00	1.20%	$7.30
Hypothetical 5% Returns	$1,000.00	$1,018.25	1.37%	$6.95	$1,000.00	$1,019.10	1.20%	$6.09
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,305.00	1.34%	$7.76	$1,000.00	$1,305.60	1.18%	$6.84
Hypothetical 5% Returns	$1,000.00	$1,018.40	1.34%	$6.80	$1,000.00	$1,019.20	1.18%	$5.99
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,470.10	1.09%	$6.77	$1,000.00	$1,471.20	0.95%	$5.90
Hypothetical 5% Returns	$1,000.00	$1,019.66	1.09%	$5.53	$1,000.00	$1,020.36	0.95%	$4.82
Matthews China Fund
Actual Fund Return	$1,000.00	$1,273.90	1.07%	$6.12	$1,000.00	$1,274.00	0.93%	$5.32
Hypothetical 5% Returns	$1,000.00	$1,019.76	1.07%	$5.43	$1,000.00	$1,020.46	0.93%	$4.72
Matthews India Fund
Actual Fund Return	$1,000.00	$1,444.40	1.04%	$6.39	$1,000.00	$1,445.90	0.92%	$5.66
Hypothetical 5% Returns	$1,000.00	$1,019.91	1.04%	$5.28	$1,000.00	$1,020.51	0.92%	$4.67
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,297.60	0.90%	$5.20	$1,000.00	$1,297.90	0.89%	$5.14
Hypothetical 5% Returns	$1,000.00	$1,020.61	0.90%	$4.57	$1,000.00	$1,020.66	0.89%	$4.52
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,468.00	1.13%	$7.01	$1,000.00	$1,470.90	0.89%	$5.53
Hypothetical 5% Returns	$1,000.00	$1,019.46	1.13%	$5.74	$1,000.00	$1,020.66	0.89%	$4.52

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 366.

96	MATTHEWS ASIA FUNDS

December 31, 2020

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expense Ratio	Operating Expenses Paid During Period 7/1/20– 12/31/20[1]	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expense Ratio	Operating Expenses Paid During Period 7/1/20– 12/31/20[1]

ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,304.90	1.36%	$7.88	$1,000.00	$1,306.00	1.20%	$6.96
Hypothetical 5% Returns	$1,000.00	$1,018.30	1.36%	$6.90	$1,000.00	$1,019.10	1.20%	$6.09
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,157.90	1.47%	$7.97	$1,000.00	$1,159.70	1.20%	$6.51
Hypothetical 5% Returns	$1,000.00	$1,017.75	1.47%	$7.46	$1,000.00	$1,019.10	1.20%	$6.09

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 366.

matthewsasia.com | 800.789.ASIA	97

Statements of Assets and Liabilities	December 31, 2020

	Matthews Emerging Markets Equity Fund[1]	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$42,993,154	$103,765,224	$84,040,787

Cash	1,883,950	9,163,629	3,038,178

Segregated foreign currency at value	37,769	21,431	7,582

Foreign currency at value (B)	66,961	783	281

Dividends, interest and other receivable	55,457	1,890,855	1,554,690

Receivable for securities sold	248	—	424,980

Receivable for capital shares sold	2,361,410	215,314	2,230,718

Due from Advisor (Note 5)	32,974	—	—

Unrealized appreciation on forward foreign currency exchange contracts	—	1,990,746	—

Unrealized appreciation on interest rate swaps	—	704,897	—

Prepaid expenses	—	20,049	8,548
TOTAL ASSETS	47,431,923	117,772,928	91,305,764

LIABILITIES:

Cash received as collateral for forward foreign currency exchange contracts	—	2,290,000	—

Payable for securities purchased	2,483,382	—	—

Payable for capital shares redeemed	—	114,533	57,547

Unrealized depreciation on forward foreign currency exchange contracts	—	280,505	—

Deferred foreign capital gains tax liability (Note 2-F)	68,673	75,369	—

Due to Advisor (Note 5)	—	35,129	33,319

Administration and accounting fees payable (Note 5)	816	2,943	2,399

Administration and shareholder servicing fees payable (Note 5)	4,390	13,383	10,351

Custodian fees payable	20,889	12,485	6,742

Intermediary service fees payable (Note 5)	2,174	17,658	15,944

Professional fees payable	15,135	54,726	53,478

Transfer agent fees payable	326	1,402	502

Accrued other expenses payable	44,041	26,555	18,046
TOTAL LIABILITIES	2,639,826	2,924,688	198,328

NET ASSETS	$44,792,097	$114,848,240	$91,107,436

NET ASSETS:

Investor Class	$9,851,383	$40,422,483	$8,855,714

Institutional Class	34,940,714	74,425,757	82,251,722
TOTAL	$44,792,097	$114,848,240	$91,107,436

1	The Fund commenced operations on April 30, 2020.

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Emerging Markets Equity Fund[1]	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	624,899	3,593,488	862,378

Institutional Class	2,216,056	6,615,315	8,010,654
TOTAL	2,840,955	10,208,803	8,873,032

NET ASSET VALUE:
Investor Class, offering price and redemption price	$15.76	$11.25	$10.27
Institutional Class, offering price and redemption price	$15.77	$11.25	$10.27

NET ASSETS CONSISTS OF:

Capital paid-in	$37,126,118	$112,099,328	$92,707,235

Total distributable earnings/(accumulated loss)	7,665,979	2,748,912	(1,599,799)
NET ASSETS	$44,792,097	$114,848,240	$91,107,436

(A) Investments at cost:

Unaffiliated Issuers	$36,019,580	$99,699,487	$83,362,761

(B) Foreign Currency at Cost	$66,961	$784	$282

1	The Fund commenced operations on April 30, 2020.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	99

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,446,568,521	$4,215,591,235	$373,619,675

Affiliated issuers	—	825,791,333	—

Cash	52,043,257	85,129,719	6,025,285

Segregated foreign currency at value	—	176,144	26,619

Foreign currency at value (B)	—	66,995,844	3,299,369

Dividends, interest and other receivable	2,587,172	6,950,088	675,322

Receivable for securities sold	3,610	10,333,979	1,542,381

Receivable for capital shares sold	1,415,117	10,495,313	713,532

Prepaid expenses	42,778	44,472	20,187
TOTAL ASSETS	1,502,660,455	5,221,508,127	385,922,370

LIABILITIES:

Foreign currency overdraft	102	—	—

Payable for securities purchased	2,127,827	10,997,740	376,780

Payable for capital shares redeemed	1,503,958	4,837,833	446,082

Deferred foreign capital gains tax liability (Note 2-F)	1,834,628	52,247	—

Due to Advisor (Note 5)	816,367	2,800,656	206,062

Administration and accounting fees payable (Note 5)	36,913	123,644	9,429

Administration and shareholder servicing fees payable (Note 5)	171,692	574,732	43,356

Custodian fees payable	44,238	163,779	26,586

Intermediary service fees payable (Note 5)	179,743	576,852	59,760

Professional fees payable	49,375	65,786	46,867

Transfer agent fees payable	13,753	19,655	3,663

Accrued other expenses payable	126,955	359,282	60,826
TOTAL LIABILITIES	6,905,551	20,572,206	1,279,411

NET ASSETS	$1,495,754,904	$5,200,935,921	$384,642,959

NET ASSETS:

Investor Class	$673,576,064	$2,292,262,037	$269,191,714

Institutional Class	822,178,840	2,908,673,884	115,451,245
TOTAL	$1,495,754,904	$5,200,935,921	$384,642,959

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	37,313,103	101,304,386	13,706,779

Institutional Class	45,628,521	128,560,302	5,878,667
TOTAL	82,941,624	229,864,688	19,585,446

NET ASSET VALUE:
Investor Class, offering price and redemption price	$18.05	$22.63	$19.64
Institutional Class, offering price and redemption price	$18.02	$22.62	$19.64

NET ASSETS CONSISTS OF:

Capital paid-in	$1,142,163,409	$3,312,645,463	$304,703,583

Total distributable earnings/(accumulated loss)	353,591,495	1,888,290,458	79,939,376
NET ASSETS	$1,495,754,904	$5,200,935,921	$384,642,959

(A) Investments at cost:

Unaffiliated Issuers	$1,064,007,550	$2,723,629,989	$290,469,962

Affiliated Issuers	—	427,978,825	—

(B) Foreign Currency at Cost	$—	$65,026,797	$3,221,937

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,933,434,652	$8,629,639,021	$86,605,270

Cash	129,295,028	146,385,071	2,171,054

Segregated foreign currency at value	—	254,107	829

Foreign currency at value (B)	14,131	295,266	10,026

Dividends, interest and other receivable	574,915	11,646,539	87,416

Receivable for securities sold	620	4,663,437	—

Receivable for capital shares sold	7,742,926	8,427,270	301,065

Prepaid expenses	27,000	37,887	6,676
TOTAL ASSETS	2,071,089,272	8,801,348,598	89,182,336

LIABILITIES:

Payable for securities purchased	13,285,876	12,045	459,513

Payable for capital shares redeemed	1,202,369	7,656,943	62,316

Deferred foreign capital gains tax liability (Note 2-F)	1,074,790	27,461,055	469,545

Due to Advisor (Note 5)	1,072,124	4,673,211	51,858

Administration and accounting fees payable (Note 5)	43,889	210,859	1,902

Administration and shareholder servicing fees payable (Note 5)	225,381	922,653	9,629

Custodian fees payable	76,967	408,348	16,342

Intermediary service fees payable (Note 5)	180,907	860,196	7,424

Professional fees payable	46,332	90,900	46,499

Transfer agent fees payable	10,262	26,176	441

Accrued other expenses payable	82,724	376,674	30,027
TOTAL LIABILITIES	17,301,621	42,699,060	1,155,496

NET ASSETS	$2,053,787,651	$8,758,649,538	$88,026,840

NET ASSETS:

Investor Class	$784,085,456	$2,585,654,445	$37,384,597

Institutional Class	1,269,702,195	6,172,995,093	50,642,243
TOTAL	$2,053,787,651	$8,758,649,538	$88,026,840

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	19,878,490	73,997,566	2,502,110

Institutional Class	31,888,536	176,865,608	3,393,661
TOTAL	51,767,026	250,863,174	5,895,771

NET ASSET VALUE:
Investor Class, offering price and redemption price	$39.44	$34.94	$14.94
Institutional Class, offering price and redemption price	$39.82	$34.90	$14.92

NET ASSETS CONSISTS OF:

Capital paid-in	$1,230,738,886	$4,681,344,298	$64,746,235

Total distributable earnings/(accumulated loss)	823,048,765	4,077,305,240	23,280,605
NET ASSETS	$2,053,787,651	$8,758,649,538	$88,026,840

(A) Investments at cost:

Unaffiliated Issuers	$1,136,293,667	$4,903,246,584	$61,504,285

(B) Foreign Currency at Cost	$14,133	$289,348	$10,007

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$190,020,668	$1,661,923,564	$1,500,049,113

Cash	4,806,577	52,173,828	4,242,823

Segregated foreign currency at value	—	31,886	36,761

Foreign currency at value (B)	3,152,115	12,388,266	9,417

Dividends, interest and other receivable	101,561	886,205	—

Receivable for securities sold	1,828	8,023,739	4,011,476

Receivable for capital shares sold	958,528	16,090,335	4,125,651

Prepaid expenses	9,081	32,659	25,411
TOTAL ASSETS	199,050,358	1,751,550,482	1,512,500,652

LIABILITIES:

Payable for securities purchased	—	16,628,531	707

Payable for capital shares redeemed	776,277	1,974,622	2,070,464

Deferred foreign capital gains tax liability (Note 2-F)	1,126,666	6,115,527	—

Due to Advisor (Note 5)	169,035	881,320	813,355

Administration and accounting fees payable (Note 5)	4,829	34,187	35,721

Administration and shareholder servicing fees payable (Note 5)	22,674	185,210	171,082

Custodian fees payable	70,178	43,484	45,608

Intermediary service fees payable (Note 5)	27,183	123,038	167,316

Professional fees payable	48,114	46,286	45,594

Transfer agent fees payable	2,738	6,711	21,021

Accrued other expenses payable	49,489	54,581	258,627
TOTAL LIABILITIES	2,297,183	26,093,497	3,629,495

NET ASSETS	$196,753,175	$1,725,456,985	$1,508,871,157

NET ASSETS:

Investor Class	$54,789,084	$631,101,238	$962,713,744

Institutional Class	141,964,091	1,094,355,747	546,157,413
TOTAL	$196,753,175	$1,725,456,985	$1,508,871,157

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	4,714,656	23,638,273	35,660,234

Institutional Class	12,151,764	40,671,552	20,269,500
TOTAL	16,866,420	64,309,825	55,929,734

NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.62	$26.70	$27.00
Institutional Class, offering price and redemption price	$11.68	$26.91	$26.94

NET ASSETS CONSISTS OF:

Capital paid-in	$272,856,233	$1,047,411,853	$1,029,340,617

Total distributable earnings/(accumulated loss)	(76,103,058)	678,045,132	479,530,540
NET ASSETS	$196,753,175	$1,725,456,985	$1,508,871,157

(A) Investments at cost:

Unaffiliated Issuers	$174,705,066	$1,072,224,881	$1,061,317,626

(B) Foreign Currency at Cost	$3,139,413	$12,019,800	$9,417

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$724,152,738	$1,630,696,714	$151,545,238

Cash	1,990,421	14,573,556	1,259,440

Foreign currency at value (B)	199,396	38,466	—

Dividends, interest and other receivable	3,189,573	395,891	1,423,567

Receivable for securities sold	1,947,750	1,192,047	—

Receivable for capital shares sold	989,938	6,776,069	159,987

Prepaid expenses	20,896	14,184	14,233
TOTAL ASSETS	732,490,712	1,653,686,927	154,402,465

LIABILITIES:

Payable for securities purchased	274,436	1,395	—

Payable for capital shares redeemed	1,823,203	1,342,545	79,665

Deferred foreign capital gains tax liability (Note 2-F)	21,574,211	—	—

Due to Advisor (Note 5)	386,188	907,972	81,695

Administration and accounting fees payable (Note 5)	17,158	40,376	3,374

Administration and shareholder servicing fees payable (Note 5)	81,028	190,937	17,163

Custodian fees payable	65,712	21,541	5,463

Foreign capital gains tax payable (Note 2-F)	5,560	—	—

Intermediary service fees payable (Note 5)	101,664	156,959	16,017

Professional fees payable	70,648	49,357	43,489

Transfer agent fees payable	19,279	32,629	5,648

Accrued other expenses payable	110,345	155,405	27,214
TOTAL LIABILITIES	24,529,432	2,899,116	279,728

NET ASSETS	$707,961,280	$1,650,787,811	$154,122,737

NET ASSETS:

Investor Class	$617,908,225	$1,101,819,512	$141,930,573

Institutional Class	90,053,055	548,968,299	12,192,164
TOTAL	$707,961,280	$1,650,787,811	$154,122,737

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	23,503,611	43,600,905	23,200,750

Institutional Class	3,379,580	21,678,823	1,976,807
TOTAL	26,883,191	65,279,728	25,177,557

NET ASSET VALUE:
Investor Class, offering price and redemption price	$26.29	$25.27	$6.12
Institutional Class, offering price and redemption price	$26.65	$25.32	$6.17

NET ASSETS CONSISTS OF:

Capital paid-in	$564,761,720	$1,117,809,679	$102,244,035

Total distributable earnings/(accumulated loss)	143,199,560	532,978,132	51,878,702
NET ASSETS	$707,961,280	$1,650,787,811	$154,122,737

(A) Investments at cost:

Unaffiliated Issuers	$529,772,817	$1,139,085,719	$90,921,600

(B) Foreign Currency at Cost	$199,033	$38,470	$—

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$206,757,725	$373,773,818

Cash	1,311,988	5,869,605

Segregated foreign currency at value	8,051	50,518

Foreign currency at value (B)	348,861	2,787,267

Dividends, interest and other receivable	365,091	351,421

Receivable for securities sold	61	4,319,328

Receivable for capital shares sold	387,959	3,889,051

Prepaid expenses	13,714	33,313
TOTAL ASSETS	209,193,450	391,074,321

LIABILITIES:

Payable for securities purchased	344,905	4,508,869

Payable for capital shares redeemed	229,233	2,333,233

Deferred foreign capital gains tax liability (Note 2-F)	1,144,578	—

Due to Advisor (Note 5)	151,173	219,893

Administration and accounting fees payable (Note 5)	4,754	9,732

Administration and shareholder servicing fees payable (Note 5)	22,511	42,512

Custodian fees payable	28,119	32,627

Intermediary service fees payable (Note 5)	28,891	68,788

Professional fees payable	50,075	45,785

Transfer agent fees payable	3,985	5,165

Accrued other expenses payable	42,950	38,498
TOTAL LIABILITIES	2,051,174	7,305,102

NET ASSETS	$207,142,276	$383,769,219

NET ASSETS:

Investor Class	$99,572,939	$285,716,953

Institutional Class	107,569,337	98,052,266
TOTAL	$207,142,276	$383,769,219

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2020

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	3,840,657	14,385,518

Institutional Class	4,158,353	4,926,635
TOTAL	7,999,010	19,312,153

NET ASSET VALUE:
Investor Class, offering price and redemption price	$25.93	$19.86
Institutional Class, offering price and redemption price	$25.87	$19.90

NET ASSETS CONSISTS OF:

Capital paid-in	$147,326,097	$291,148,474

Total distributable earnings/(accumulated loss)	59,816,179	92,620,745
NET ASSETS	$207,142,276	$383,769,219

(A) Investments at cost:

Unaffiliated Issuers	$140,393,406	$284,676,317

(B) Foreign Currency at Cost	$338,073	$2,790,944

See accompanying notes to financial statements.

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Statements of Operations	Year Ended December 31, 2020

	Matthews Emerging Markets Equity Fund[1]	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$211,089	$11,862	$9,470

Interest	—	6,061,839	5,431,283

Foreign withholding tax	(28,859)	(163,527)	(148,217)
TOTAL INVESTMENT INCOME	182,230	5,910,174	5,292,536

EXPENSES:

Investment advisory fees (Note 5)	88,411	596,035	511,917

Administration and accounting fees (Note 5)	1,064	8,670	7,446

Administration and shareholder servicing fees (Note 5)	19,089	157,891	135,783

Accounting out-of-pocket fees	24,578	30,178	24,300

Custodian fees	68,087	44,963	28,412

Printing fees	14,490	32,515	36,956

Intermediary service fees (Note 5)	10,501	137,687	86,012

Professional fees	89,234	68,220	44,822

Registration fees	31,113	40,385	38,059

Transfer agent fees	736	5,531	2,034

Trustees fees	268	6,153	5,024

Other expenses	7,051	11,300	5,167
TOTAL EXPENSES	354,622	1,139,528	925,932

Advisory fees waived and expenses waived or reimbursed (Note 5)	(231,409)	(79,780)	(62,980)
NET EXPENSES	123,213	1,059,748	862,952

NET INVESTMENT INCOME (LOSS)	59,017	4,850,426	4,429,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	1,629,672	(1,713,313)	(2,419,003)

Net realized gain (loss) on forward foreign currency exchange contracts	—	(695,797)	—

Net realized gain (loss) on swaps	—	108,731	—

Net realized foreign capital gains tax	(13,013)	(29,129)	—

Net realized gain (loss) on foreign currency related transactions	(4,312)	(109,935)	(653)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	6,973,574	577,135	(858,598)

Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	—	1,571,854	—

Net change in unrealized appreciation/depreciation on swaps	—	537,033	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(68,673)	(13,642)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(212)	9,783	(7,154)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps, and foreign capital gains taxes	8,517,036	242,720	(3,285,408)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$8,576,053	$5,093,146	$1,144,176

1	The Fund commenced operations on April 30, 2020.

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2020

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$34,764,379	$70,476,727	$10,422,477

Dividends—Affiliated Issuers (Note 7)	—	16,647,513	—

Interest	1,322,962	—	—

Foreign withholding tax	(3,037,765)	(6,568,392)	(509,790)
TOTAL INVESTMENT INCOME	33,049,576	80,555,848	9,912,687

EXPENSES:

Investment advisory fees (Note 5)	8,900,674	28,948,556	2,257,142

Administration and accounting fees (Note 5)	106,962	347,938	27,125

Administration and shareholder servicing fees (Note 5)	1,947,630	6,325,613	493,764

Accounting out-of-pocket fees	47,383	46,029	39,389

Custodian fees	378,790	1,017,993	147,972

Printing fees	131,671	216,639	65,202

Intermediary service fees (Note 5)	1,776,779	4,663,841	561,437

Professional fees	71,368	134,801	52,948

Registration fees	86,555	67,871	78,395

Transfer agent fees	55,103	79,571	14,513

Trustees fees	75,590	253,509	18,937

Other expenses	65,377	233,385	15,029
TOTAL EXPENSES	13,643,882	42,335,746	3,771,853

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(134,924)	—

Administration fees waived (Note 5)	—	(134,924)	—
NET EXPENSES	13,643,882	42,065,898	3,771,853

NET INVESTMENT INCOME (LOSS)	19,405,694	38,489,950	6,140,834

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(22,085,203)	119,890,432	4,853,480

Net realized gain (loss) on investments—Affiliated Issuers	—	3,079,936	—

Net realized foreign capital gains tax	(130,314)	—	—

Net realized gain (loss) on foreign currency related transactions	(517,944)	(1,667,312)	33,158

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	194,734,231	686,455,548	58,871,551

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	185,495,961	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(1,175,119)	(52,247)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(366,751)	1,835,007	90,060
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	170,458,900	995,037,325	63,848,249

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$189,864,594	$1,033,527,275	$69,989,083

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2020

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$ 9,537,092	$ 102,117,586	$860,501

Dividends—Affiliated Issuers (Note 7)	1,018,954	13,601,464	—

Foreign withholding tax	(838,325)	(12,533,873)	(90,134)
TOTAL INVESTMENT INCOME	9,717,721	103,185,177	770,367

EXPENSES:

Investment advisory fees (Note 5)	8,959,032	49,413,522	396,225

Administration and accounting fees (Note 5)	107,687	593,894	4,763

Administration and shareholder servicing fees (Note 5)	1,955,912	10,799,024	86,489

Accounting out-of-pocket fees	41,978	43,378	40,737

Custodian fees	517,376	2,635,923	82,335

Printing fees	94,444	320,419	20,070

Intermediary service fees (Note 5)	1,506,579	7,767,785	59,513

Professional fees	68,185	216,062	52,118

Registration fees	66,741	97,544	33,495

Transfer agent fees	38,627	104,754	1,652

Trustees fees	68,124	422,838	3,061

Other expenses	59,618	339,627	16,108
TOTAL EXPENSES	13,484,303	72,754,770	796,566

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(648,059)	(40,676)

Administration fees waived (Note 5)	—	(648,059)	—
NET EXPENSES	13,484,303	71,458,652	755,890

NET INVESTMENT INCOME (LOSS)	(3,766,582)	31,726,525	14,477

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	133,071,515	1,120,358,395	3,649,164

Net realized gain (loss) on investments—Affiliated Issuers	(12,745,980)	(306,879,579)	—

Net realized foreign capital gains tax	—	(151,563)	(27,656)

Net realized gain (loss) on foreign currency related transactions	(455,959)	(3,257,080)	5,874

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	489,646,086	590,298,039	21,301,063

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	943,316	339,576,201	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(828,093)	3,154,260	(371,525)

Net change in unrealized appreciation/depreciation on foreign currency related translations	23,121	540,652	2,049
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	609,654,006	1,743,639,325	24,558,969

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$605,887,424	$1,775,365,850	$24,573,446

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2020

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$5,762,681	$4,729,088	$15,556,862

Foreign withholding tax	(574,089)	(577,348)	(981,184)
TOTAL INVESTMENT INCOME	5,188,592	4,151,740	14,575,678

EXPENSES:

Investment advisory fees (Note 5)	1,966,515	5,427,554	7,375,807

Administration and accounting fees (Note 5)	15,732	65,258	88,649

Administration and shareholder servicing fees (Note 5)	285,929	1,181,104	1,611,615

Accounting out-of-pocket fees	43,463	34,032	35,543

Custodian fees	514,909	298,124	336,489

Printing fees	39,465	67,180	108,421

Intermediary service fees (Note 5)	218,871	934,333	1,679,644

Professional fees	77,523	62,043	61,943

Registration fees	46,313	56,735	63,021

Transfer agent fees	11,307	23,932	82,185

Trustees fees	13,653	31,659	54,783

Other expenses	26,344	35,907	42,977
TOTAL EXPENSES	3,260,024	8,217,861	11,541,077

Advisory fees waived and expenses waived or reimbursed (Note 5)	(801,181)	—	—
NET EXPENSES	2,458,843	8,217,861	11,541,077

NET INVESTMENT INCOME (LOSS)	2,729,749	(4,066,121)	3,034,601

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(53,194,494)	126,826,325	92,626,200

Net realized gain (loss) on investments—Affiliated Issuers	(6,677,322)	—	—

Net realized foreign capital gains tax	(2,633)	(270,226)	—

Net realized gain (loss) on foreign currency related transactions	(738,826)	303,356	(29,268)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	23,517,521	522,266,664	327,402,892

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	4,883,817	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	618,729	(5,114,598)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	30,497	364,542	(140)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(31,562,711)	644,376,063	419,999,684

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($28,832,962)	$640,309,942	$423,034,285

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2020

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$8,531,318	$22,398,551	$2,334,856

Dividends—Affiliated Issuers (Note 7)	680,966	—	—

Foreign withholding tax	(1,177,977)	(2,219,081)	(383,988)
TOTAL INVESTMENT INCOME	8,034,307	20,179,470	1,950,868

EXPENSES:

Investment advisory fees (Note 5)	4,415,150	10,928,444	786,229

Administration and accounting fees (Note 5)	53,069	131,327	9,450

Administration and shareholder servicing fees (Note 5)	964,516	2,392,640	171,771

Accounting out-of-pocket fees	42,901	41,799	33,302

Custodian fees	339,628	151,015	36,509

Printing fees	116,054	134,885	24,046

Intermediary service fees (Note 5)	1,171,454	1,128,153	204,073

Professional fees	174,397	73,280	46,578

Registration fees	50,269	49,389	34,928

Transfer agent fees	76,629	126,998	21,894

Trustees fees	44,081	104,575	6,903

Other expenses	46,519	81,739	9,427
TOTAL EXPENSES	7,494,667	15,344,244	1,385,110

NET INVESTMENT INCOME (LOSS)	539,640	4,835,226	565,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(35,147,631)	224,879,709	(2,612,290)

Net realized gain (loss) on investments—Affiliated Issuers	9,190,775	—	—

Net realized foreign capital gains tax	(3,488,659)	—	—

Net realized gain (loss) on foreign currency related transactions	(539,655)	71,001	(238,911)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	96,721,496	85,971,127	44,813,135

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	(17,867,496)	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(8,262,561)	—	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	63,359	(9,986)	5,823
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	40,669,628	310,911,851	41,967,757

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$41,209,268	$315,747,077	$42,533,515

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2020

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$2,429,178	$3,939,139

Dividends—Affiliated Issuers (Note 7)	—	—

Foreign withholding tax	(257,675)	(113,841)
TOTAL INVESTMENT INCOME	2,171,503	3,825,298

EXPENSES:

Investment advisory fees (Note 5)	1,697,281	2,880,688

Administration and accounting fees (Note 5)	13,578	23,046

Administration and shareholder servicing fees (Note 5)	247,096	419,631

Accounting out-of-pocket fees	48,728	42,861

Custodian fees	158,654	165,513

Printing fees	40,961	56,430

Intermediary service fees (Note 5)	230,526	490,126

Professional fees	51,032	50,607

Registration fees	38,952	57,154

Transfer agent fees	15,850	16,446

Trustees fees	9,594	13,058

Other expenses	27,078	11,857
TOTAL EXPENSES	2,579,330	4,227,417

Advisory fees waived and expenses waived or reimbursed (Note 5)	(378,868)	(362,019)
NET EXPENSES	2,200,462	3,865,398

NET INVESTMENT INCOME (LOSS)	(28,959)	(40,100)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(3,473,489)	80,724,170

Net realized foreign capital gains tax	(384,457)	—

Net realized gain (loss) on foreign currency related transactions	(64,430)	411,134

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	66,275,173	77,853,972

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(85,816)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	9,840	14,256
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	62,276,821	159,003,532

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$62,247,862	$158,963,432

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS EMERGING MARKETS EQUITY FUND	For the Period Ended December 31, 2020[1]

OPERATIONS:

Net investment income (loss)	$59,017

Net realized gain (loss) on investments and foreign currency related transactions	1,612,347

Net unrealized appreciation/depreciation on investments and foreign currency related translations	6,973,362

Net foreign capital gains taxes on unrealized appreciation/depreciation	(68,673)
Net increase (decrease) in net assets resulting from operations	8,576,053

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(142,733)

Institutional Class	(739,402)
Net decrease in net assets resulting from distributions	(882,135)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	37,098,179
Total increase (decrease) in net assets	44,792,097

NET ASSETS:

Beginning of period	—
End of period	$44,792,097

1 The Fund commenced operations on April 30, 2020.

MATTHEWS ASIA TOTAL RETURN BOND FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$4,850,426	$5,275,508

Net realized gain (loss) on investments and foreign currency related transactions	(2,439,443)	2,760,825

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,158,772	5,339,732

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(13,642)	(61,630)

Net change in unrealized appreciation/depreciation on swaps	537,033	167,864
Net increase (decrease) in net assets resulting from operations	5,093,146	13,482,299

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,534,269)	(1,587,247)

Institutional Class	(3,044,458)	(3,115,399)
Net decrease in net assets resulting from distributions	(4,578,727)	(4,702,646)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(2,379,843)	7,218,828
Total increase (decrease) in net assets	(1,865,424)	15,998,481
NET ASSETS:

Beginning of year	116,713,664	100,715,183
End of year	$114,848,240	$116,713,664

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$4,429,584	$2,714,178

Net realized gain (loss) on investments and foreign currency related transactions	(2,419,656)	1,177,604

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(865,752)	2,960,665
Net increase (decrease) in net assets resulting from operations	1,144,176	6,852,447

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(461,510)	(524,567)

Institutional Class	(4,015,909)	(2,481,265)
Net decrease in net assets resulting from distributions	(4,477,419)	(3,005,832)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	2,005,951	48,835,145
Total increase (decrease) in net assets	(1,327,292)	52,681,760
NET ASSETS:

Beginning of year	92,434,728	39,752,968
End of year	$91,107,436	$92,434,728

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$19,405,694	$24,839,454

Net realized gain (loss) on investments and foreign currency related transactions	(22,733,461)	33,418,182

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	194,367,480	169,842,257

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(1,175,119)	(415,629)
Net increase (decrease) in net assets resulting from operations	189,864,594	227,684,264

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(6,537,575)	(27,564,628)

Institutional Class	(8,649,109)	(26,611,609)
Net decrease in net assets resulting from distributions	(15,186,684)	(54,176,237)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(146,689,345)	(101,433,061)
Total increase (decrease) in net assets	27,988,565	72,074,966
NET ASSETS:

Beginning of year	1,467,766,339	1,395,691,373
End of year	$1,495,754,904	$1,467,766,339

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$38,489,950	$102,330,702

Net realized gain (loss) on investments and foreign currency related transactions	121,303,056	(18,513,511)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	873,786,516	510,591,484

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(52,247)	4,810,331
Net increase (decrease) in net assets resulting from operations	1,033,527,275	599,219,006

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(23,374,306)	(53,870,328)

Institutional Class	(30,156,523)	(70,646,662)
Net decrease in net assets resulting from distributions	(53,530,829)	(124,516,990)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,149,516,399)	(872,071,489)
Total increase (decrease) in net assets	(169,519,953)	(397,369,473)
NET ASSETS:

Beginning of year	5,370,455,874	5,767,825,347
End of year	$5,200,935,921	$5,370,455,874

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$6,140,834	$7,645,006

Net realized gain (loss) on investments and foreign currency related transactions	4,886,638	(4,537,088)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	58,961,611	39,016,746
Net increase (decrease) in net assets resulting from operations	69,989,083	42,124,664

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(5,445,025)	(4,319,260)

Institutional Class	(2,410,206)	(1,789,894)
Net decrease in net assets resulting from distributions	(7,855,231)	(6,109,154)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(58,231,512)	75,065,788
Total increase (decrease) in net assets	3,902,340	111,081,298
NET ASSETS:

Beginning of year	380,740,619	269,659,321
End of year	$384,642,959	$380,740,619

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	($3,766,582)	($715,202)

Net realized gain (loss) on investments and foreign currency related transactions	119,869,576	19,441,989

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	490,612,523	228,921,472

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(828,093)	511,519
Net increase (decrease) in net assets resulting from operations	605,887,424	248,159,778

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(32,572,017)	(4,892,092)

Institutional Class	(52,522,805)	(6,690,700)
Net decrease in net assets resulting from distributions	(85,094,822)	(11,582,792)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	329,660,660	36,423,847
Total increase (decrease) in net assets	850,453,262	273,000,833
NET ASSETS:

Beginning of year	1,203,334,389	930,333,556
End of year	$2,053,787,651	$1,203,334,389

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$31,726,525	$66,894,383

Net realized gain (loss) on investments and foreign currency related transactions	810,070,173	216,614,527

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	930,414,892	599,062,809

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	3,154,260	(14,695,530)
Net increase (decrease) in net assets resulting from operations	1,775,365,850	867,876,189

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(141,488,071)	(85,396,598)

Institutional Class	(348,163,643)	(218,660,671)
Net decrease in net assets resulting from distributions	(489,651,714)	(304,057,269)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,252,923,288)	(145,194,433)
Total increase (decrease) in net assets	32,790,848	418,624,487
NET ASSETS:

Beginning of year	8,725,858,690	8,307,234,203
End of year	$8,758,649,538	$8,725,858,690

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$14,477	$222,042

Net realized gain (loss) on investments and foreign currency related transactions	3,627,382	918,570

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	21,303,112	3,585,929

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(371,525)	(64,762)
Net increase (decrease) in net assets resulting from operations	24,573,446	4,661,779

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,972,642)	(254,181)

Institutional Class	(2,742,259)	(519,330)
Net decrease in net assets resulting from distributions	(4,714,901)	(773,511)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	12,869,463	18,878,771
Total increase (decrease) in net assets	32,728,008	22,767,039
NET ASSETS:

Beginning of year	55,298,832	32,531,793
End of year	$88,026,840	$55,298,832

MATTHEWS EMERGING ASIA FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$2,729,749	$5,409,950

Net realized gain (loss) on investments and foreign currency related transactions	(60,613,275)	(28,825,183)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	28,431,835	15,008,562

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	618,729	825,523
Net increase (decrease) in net assets resulting from operations	(28,832,962)	(7,581,148)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(896,152)	(2,211,813)

Institutional Class	(2,554,661)	(6,143,721)
Net decrease in net assets resulting from distributions	(3,450,813)	(8,355,534)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(91,145,049)	(39,111,583)
REDEMPTION FEES	—	55,503
Total increase (decrease) in net assets	(123,428,824)	(54,992,762)
NET ASSETS:

Beginning of year	320,181,999	375,174,761
End of year	$196,753,175	$320,181,999

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	($4,066,121)	$46,812

Net realized gain (loss) on investments and foreign currency related transactions	126,859,455	2,617,309

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	522,631,206	68,307,210

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(5,114,598)	(579,902)
Net increase (decrease) in net assets resulting from operations	640,309,942	70,391,429

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(10,021,958)	(517,344)

Institutional Class	(17,156,013)	(360,553)
Net decrease in net assets resulting from distributions	(27,177,971)	(877,897)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	807,775,835	(9,182,208)
Total increase (decrease) in net assets	1,420,907,806	60,331,324
NET ASSETS:

Beginning of year	304,549,179	244,217,855
End of year	$1,725,456,985	$304,549,179

MATTHEWS CHINA FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$3,034,601	$8,157,012

Net realized gain (loss) on investments and foreign currency related transactions	92,596,932	(10,571,367)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	327,402,752	228,077,121
Net increase (decrease) in net assets resulting from operations	423,034,285	225,662,766

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(11,917,229)	(8,017,681)

Institutional Class	(7,418,452)	(2,383,141)
Net decrease in net assets resulting from distributions	(19,335,681)	(10,400,822)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	202,777,528	74,020,367
Total increase (decrease) in net assets	606,476,132	289,282,311
NET ASSETS:

Beginning of year	902,395,025	613,112,714
End of year	$1,508,871,157	$902,395,025

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$539,640	$26,423

Net realized gain (loss) on investments and foreign currency related transactions	(29,985,170)	32,455,342

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	78,917,359	(48,195,961)

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(8,262,561)	(1,438,891)
Net increase (decrease) in net assets resulting from operations	41,209,268	(17,153,087)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(18,432,815)	(88,576,196)

Institutional Class	(2,686,572)	(20,261,209)
Net decrease in net assets resulting from distributions	(21,119,387)	(108,837,405)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(276,535,505)	(451,382,627)
Total increase (decrease) in net assets	(256,445,624)	(577,373,119)
NET ASSETS:

Beginning of year	964,406,904	1,541,780,023
End of year	$707,961,280	$964,406,904

MATTHEWS JAPAN FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$4,835,226	$13,902,590

Net realized gain (loss) on investments and foreign currency related transactions	224,950,710	120,429,499

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	85,961,141	491,227,271
Net increase (decrease) in net assets resulting from operations	315,747,077	625,559,360

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(104,936,797)	(120,196,392)

Institutional Class	(51,294,781)	(74,901,937)
Net decrease in net assets resulting from distributions	(156,231,578)	(195,098,329)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(815,396,878)	(995,366,160)
Total increase (decrease) in net assets	(655,881,379)	(564,905,129)
NET ASSETS:

Beginning of year	2,306,669,190	2,871,574,319
End of year	$1,650,787,811	$2,306,669,190

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	$565,758	$413,405

Net realized gain (loss) on investments and foreign currency related transactions	(2,851,201)	(2,970,527)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	44,818,958	7,136,355

Net increase (decrease) in net assets resulting from operations	42,533,515	4,579,233

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,006,275)	(9,142,261)

Institutional Class	(97,392)	(1,778,394)
Net decrease in net assets resulting from distributions	(1,103,667)	(10,920,655)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(24,121,054)	(3,301,705)
Total increase (decrease) in net assets	17,308,794	(9,643,127)
NET ASSETS:

Beginning of year	136,813,943	146,457,070
End of year	$154,122,737	$136,813,943

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	($28,959)	$1,449,817

Net realized gain (loss) on investments and foreign currency related transactions	(3,922,376)	(465,246)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	66,285,013	29,646,396

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(85,816)	(61,919)

Net increase (decrease) in net assets resulting from operations	62,247,862	30,569,048

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(273,613)	(493,289)

Institutional Class	(457,565)	(598,845)
Net decrease in net assets resulting from distributions	(731,178)	(1,092,134)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(35,608,664)	(34,658,494)
REDEMPTION FEES	—	25,416
Total increase (decrease) in net assets	25,908,020	(5,156,164)
NET ASSETS:

Beginning of year	181,234,256	186,390,420
End of year	$207,142,276	$181,234,256

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS:

Net investment income (loss)	($40,100)	$966,048

Net realized gain (loss) on investments and foreign currency related transactions	81,135,304	(928,242)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	77,868,228	22,074,402
Net increase (decrease) in net assets resulting from operations	158,963,432	22,112,208

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(41,538,891)	(636,765)

Institutional Class	(14,619,496)	(367,639)
Net decrease in net assets resulting from distributions	(56,158,387)	(1,004,404)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	185,155,881	12,164,538
REDEMPTION FEES	—	56,296
Total increase (decrease) in net assets	287,960,926	33,328,638
NET ASSETS:

Beginning of year	95,808,293	62,479,655
End of year	$383,769,219	$95,808,293

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

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Financial Highlights

Matthews Emerging Markets Equity Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended Dec. 31[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	6.08
Total from investment operations	6.12
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	(0.36)
Net Asset Value, end of period	$15.76
TOTAL RETURN	61.23%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$9,851
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.76%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.08%	[4]
Ratio of net investment income (loss) to average net assets	0.45%	[4]
Portfolio turnover[5]	62.30%	[3]

INSTITUTIONAL CLASS	Period Ended Dec. 31[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	6.11
Total from investment operations	6.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Net realized gains on investments	(0.36)
Total distributions	(0.38)
Net Asset Value, end of period	$15.77
TOTAL RETURN	61.55%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$34,941
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.65%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]
Ratio of net investment income (loss) to average net assets	0.44%	[4]
Portfolio turnover[5]	62.30%	[3]

1	The Fund commenced operations on April 30, 2020.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Total Return Bond Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$11.12	$10.25	$10.98	$10.43	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.46	0.50	0.40	0.51	0.50
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.11	0.81	(0.84)	0.46	0.38
Total from investment operations	0.57	1.31	(0.44)	0.97	0.88
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.44)	(0.25)	(0.42)	(0.41)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.44)	(0.44)	(0.29)	(0.42)	(0.41)
Net Asset Value, end of year	$11.25	$11.12	$10.25	$10.98	$10.43
TOTAL RETURN	5.36%	13.00%	(4.05% )	9.40%	8.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$40,422	$39,485	$40,698	$63,437	$55,409
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.15%	1.08%	1.23%	1.29%	1.33%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.07%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	4.32%	4.61%	3.76%	4.70%	4.85%
Portfolio turnover[2]	39.71%	84.38%	82.32%	36.58%	71.50%
	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$11.12	$10.25	$10.97	$10.42	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.49	0.52	0.42	0.53	0.53
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.10	0.81	(0.83)	0.47	0.36
Total from investment operations	0.59	1.33	(0.41)	1.00	0.89
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.46)	(0.27)	(0.45)	(0.43)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.46)	(0.46)	(0.31)	(0.45)	(0.43)
Net Asset Value, end of year	$11.25	$11.12	$10.25	$10.97	$10.42
TOTAL RETURN	5.60%	13.20%	(3.78% )	9.67%	9.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$74,426	$77,228	$60,017	$31,155	$13,398
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.00%	0.97%	1.04%	1.08%	1.12%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	4.56%	4.81%	4.03%	4.93%	5.13%
Portfolio turnover[2]	39.71%	84.38%	82.32%	36.58%	71.50%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31				Period Ended Dec. 31, 2016[1]
INVESTOR CLASS	2020	2019	2018	2017
Net Asset Value, beginning of period	$10.57	$9.76	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.46	0.47	0.37	0.44	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	(0.29)	0.82	(0.67)	0.35	0.18
Total from investment operations	0.17	1.29	(0.30)	0.79	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.44)	(0.33)	(0.43)	(0.32)
Net realized gains on investments	(0.03)	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.47)	(0.48)	(0.33)	(0.53)	(0.34)
Net Asset Value, end of period	$10.27	$10.57	$9.76	$10.39	$10.13
TOTAL RETURN	1.80%	13.34%	(2.88% )	7.86%	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$8,856	$12,997	$8,668	$10,201	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.14%	1.24%	1.44%	1.86%	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.14%	1.12%	1.15%	1.15%	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.53%	4.55%	3.62%	4.17%	4.12%	[4]
Portfolio turnover[5]	48.46%	81.08%	49.06%	27.86%	18.80%	[3]

	Year Ended Dec. 31				Period Ended Dec. 31, 2016[1]
INSTITUTIONAL CLASS	2020	2019	2018	2017
Net Asset Value, beginning of period	$10.57	$9.75	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.48	0.50	0.39	0.46	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	(0.29)	0.82	(0.67)	0.36	0.18
Total from investment operations	0.19	1.32	(0.28)	0.82	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.46)	(0.36)	(0.46)	(0.33)
Net realized gains on investments	(0.03)	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.49)	(0.50)	(0.36)	(0.56)	(0.35)
Net Asset Value, end of period	$10.27	$10.57	$9.75	$10.39	$10.13
TOTAL RETURN	2.05%	13.69%	(2.75% )	8.13%	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$82,252	$79,438	$31,085	$21,491	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.98%	1.07%	1.25%	1.62%	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.79%	4.79%	3.90%	4.45%	4.28%	[4]
Portfolio turnover[5]	48.46%	81.08%	49.06%	27.86%	18.80%	[3]

1	Commenced operations on April, 29 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$15.73	$13.92	$17.46	$14.94	$16.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21	0.25	0.32	0.33	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.27	2.13	(2.20)	2.92	(0.06)
Total from investment operations	2.48	2.38	(1.88)	3.25	0.26
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.35)	(0.32)	(0.46)	(0.48)
Net realized gains on investments	— [2]	(0.22)	(1.34)	(0.27)	(0.87)
Total distributions	(0.16)	(0.57)	(1.66)	(0.73)	(1.35)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [2]	—
Net Asset Value, end of year	$18.05	$15.73	$13.92	$17.46	$14.94
TOTAL RETURN	16.00%	17.26%	(10.96% )	21.85%	1.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$673,576	$723,815	$799,328	$1,535,746	$1,684,987
Ratio of expenses to average net assets	1.09%	1.08%	1.08%	1.07%	1.09%
Ratio of net investment income (loss) to average net assets	1.38%	1.67%	1.95%	1.95%	1.90%
Portfolio turnover[3]	36.27%	21.89%	32.24%	23.23%	15.64%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$15.70	$13.89	$17.43	$14.92	$16.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.27	0.35	0.36	0.34
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.27	2.14	(2.20)	2.91	(0.07)
Total from investment operations	2.50	2.41	(1.85)	3.27	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.38)	(0.35)	(0.49)	(0.50)
Net realized gains on investments	— [2]	(0.22)	(1.34)	(0.27)	(0.87)
Total distributions	(0.18)	(0.60)	(1.69)	(0.76)	(1.37)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [2]	—
Net Asset Value, end of year	$18.02	$15.70	$13.89	$17.43	$14.92
TOTAL RETURN	16.18%	17.46%	(10.84% )	22.00%	1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$822,179	$743,951	$596,364	$1,310,168	$809,254
Ratio of expenses to average net assets	0.96%	0.94%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	1.51%	1.80%	2.14%	2.16%	2.06%
Portfolio turnover[3]	36.27%	21.89%	32.24%	23.23%	15.64%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of year	$17.47	$16.05	$19.74	$15.52	$15.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15	0.28	0.37	0.31	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.23	1.50	(2.83)	5.02	0.37
Total from investment operations	5.38	1.78	(2.46)	5.33	0.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.36)	(0.31)	(0.69)	(0.29)
Net realized gains on investments	—	—	(0.92)	(0.42)	(0.11)
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.22)	(0.36)	(1.23)	(1.11)	(0.49)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [3]	—
Net Asset Value, end of year	$22.63	$17.47	$16.05	$19.74	$15.52
TOTAL RETURN	31.25%	11.17%	(12.72% )	34.69%	4.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,292,262	$2,312,560	$2,728,599	$3,713,276	$2,650,611
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	1.03%	1.02%	1.03%	1.06%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	1.02%	1.01%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	0.85%	1.68%	1.97%	1.67%	1.79%
Portfolio turnover[4]	37.73%	30.32%	39.75%	28.11%	39.76%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of year	$17.47	$16.04	$19.73	$15.52	$15.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.16	0.30	0.39	0.33	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.22	1.50	(2.83)	5.01	0.38
Total from investment operations	5.38	1.80	(2.44)	5.34	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.37)	(0.33)	(0.71)	(0.31)
Net realized gains on investments	—	—	(0.92)	(0.42)	(0.11)
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.23)	(0.37)	(1.25)	(1.13)	(0.51)
Paid-in capital from redemption fees (Note 4)	—	—	—	— [3]	—
Net Asset Value, end of year	$22.62	$17.47	$16.04	$19.73	$15.52
TOTAL RETURN	31.29%	11.35%	(12.64% )	34.77%	4.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,908,674	$3,057,896	$3,039,226	$3,284,070	$2,034,276
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.93%	0.91%	0.92%	0.94%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.93%	0.92%	0.90%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.91%	1.80%	2.09%	1.81%	1.91%
Portfolio turnover[4]	37.73%	30.32%	39.75%	28.11%	39.76%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$16.20	$14.32	$17.61	$14.09	$13.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.30	0.34	0.41	0.35	0.31
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.54	1.80	(2.09)	4.85	0.47
Total from investment operations	3.84	2.14	(1.68)	5.20	0.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.26)	(0.40)	(0.49)	(0.28)
Net realized gains on investments	—	—	(1.21)	(1.19)	(0.20)
Total distributions	(0.40)	(0.26)	(1.61)	(1.68)	(0.48)
Net Asset Value, end of year	$19.64	$16.20	$14.32	$17.61	$14.09
TOTAL RETURN	24.22%	15.00%	(9.98% )	37.69%	5.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$269,192	$258,111	$196,626	$260,593	$160,400
Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets	1.79%	2.14%	2.33%	2.12%	2.28%
Portfolio turnover[2]	81.79%	65.69%	66.47%	69.14%	72.96%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$16.20	$14.32	$17.61	$14.09	$13.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.31	0.35	0.42	0.37	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.55	1.81	(2.07)	4.85	0.51
Total from investment operations	3.86	2.16	(1.65)	5.22	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.28)	(0.43)	(0.51)	(0.30)
Net realized gains on investments	—	—	(1.21)	(1.19)	(0.20)
Total distributions	(0.42)	(0.28)	(1.64)	(1.70)	(0.50)
Net Asset Value, end of year	$19.64	$16.20	$14.32	$17.61	$14.09
TOTAL RETURN	24.37%	15.16%	(9.83% )	37.88%	5.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$115,451	$122,630	$73,033	$54,147	$27,758
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets	1.85%	2.25%	2.44%	2.25%	2.09%
Portfolio turnover[2]	81.79%	65.69%	66.47%	69.14%	72.96%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.10	$22.49	$27.25	$21.05	$21.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.11)	(0.03)	— [2]	0.04	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	13.16	5.91	(4.41)	8.14	0.13
Total from investment operations	13.05	5.88	(4.41)	8.18	0.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	—	(0.03)	(0.16)	(0.23)
Net realized gains on investments	(1.56)	(0.27)	(0.32)	(1.82)	—
Total distributions	(1.71)	(0.27)	(0.35)	(1.98)	(0.23)
Net Asset Value, end of year	$39.44	$28.10	$22.49	$27.25	$21.05
TOTAL RETURN	46.76%	26.18%	(16.25% )	39.39%	0.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$784,085	$504,538	$463,600	$554,309	$419,516
Ratio of expenses to average net assets	1.08%	1.09%	1.10%	1.12%	1.14%
Ratio of net investment income (loss) to average net assets	(0.35% )	(0.14% )	—% [3]	0.16%	0.30%
Portfolio turnover[4]	42.78%	38.05%	12.12%	23.19%	13.61%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.34	$22.65	$27.45	$21.19	$21.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.07)	— [2]	0.05	0.09	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	13.30	5.96	(4.45)	8.20	0.13
Total from investment operations	13.23	5.96	(4.40)	8.29	0.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	—	(0.08)	(0.21)	(0.28)
Net realized gains on investments	(1.56)	(0.27)	(0.32)	(1.82)	—
Total distributions	(1.75)	(0.27)	(0.40)	(2.03)	(0.28)
Net Asset Value, end of year	$39.82	$28.34	$22.65	$27.45	$21.19
TOTAL RETURN	47.01%	26.34%	(16.10% )	39.64%	1.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,269,702	$698,797	$466,733	$296,253	$195,949
Ratio of expenses to average net assets	0.95%	0.94%	0.93%	0.93%	0.96%
Ratio of net investment income (loss) to average net assets	(0.23% )	—% [3]	0.17%	0.35%	0.47%
Portfolio turnover[4]	42.78%	38.05%	12.12%	23.19%	13.61%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Less than 0.01%.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.74	$26.86	$31.66	$22.92	$23.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.19	0.24	0.17	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	8.10	2.68	(3.75)	8.96	(0.13)
Total from investment operations	8.20	2.87	(3.51)	9.13	(0.02)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.15)	(0.21)	(0.17)	(0.13)
Net realized gains on investments	(1.92)	(0.84)	(1.08)	(0.22)	(0.47)
Total distributions	(2.00)	(0.99)	(1.29)	(0.39)	(0.60)
Paid-in capital from redemption fees (Note 4)	—	— [2]	—	— [2]	—
Net Asset Value, end of year	$34.94	$28.74	$26.86	$31.66	$22.92
TOTAL RETURN	28.83%	10.72%	(11.11% )	39.96%	(0.16% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,585,654	$2,536,844	$2,618,155	$3,335,795	$2,445,183
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.08%	1.07%	1.08%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.06%	1.05%	1.04%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	0.35%	0.66%	0.79%	0.63%	0.47%
Portfolio turnover[3]	38.11%	17.08%	11.48%	9.18%	5.73%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$28.71	$26.83	$31.63	$22.90	$23.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13	0.23	0.28	0.22	0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	8.11	2.68	(3.74)	8.95	(0.14)
Total from investment operations	8.24	2.91	(3.46)	9.17	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.19)	(0.26)	(0.22)	(0.17)
Net realized gains on investments	(1.92)	(0.84)	(1.08)	(0.22)	(0.47)
Total distributions	(2.05)	(1.03)	(1.34)	(0.44)	(0.64)
Paid-in capital from redemption fees (Note 4)	—	— [2]	—	— [2]	—
Net Asset Value, end of year	$34.90	$28.71	$26.83	$31.63	$22.90
TOTAL RETURN	28.98%	10.90%	(10.94% )	40.17%	0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$6,172,995	$6,189,015	$5,689,079	$6,389,242	$4,207,508
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	0.93%	0.90%	0.91%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.92%	0.91%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	0.46%	0.80%	0.95%	0.80%	0.65%
Portfolio turnover[3]	38.11%	17.08%	11.48%	9.18%	5.73%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$11.08	$9.98	$11.56	$8.97	$9.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.04	0.03	0.05	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.72	1.21	(1.16)	2.97	(0.20)
Total from investment operations	4.71	1.25	(1.13)	3.02	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.03)	(0.02)	(0.27)	(0.13)
Net realized gains on investments	(0.84)	(0.12)	(0.43)	(0.16)	—
Total distributions	(0.85)	(0.15)	(0.45)	(0.43)	(0.13)
Net Asset Value, end of year	$14.94	$11.08	$9.98	$11.56	$8.97
TOTAL RETURN	42.87%	12.55%	(9.73% )	33.79%	(1.40% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$37,385	$19,291	$9,283	$10,695	$5,376
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.42%	1.54%	2.20%	2.65%	3.54%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.38%	1.42%	1.50%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets	(0.08% )	0.41%	0.27%	0.45%	0.77%
Portfolio turnover[2]	84.60%	29.67%	22.93%	28.82%	16.10%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$11.06	$9.96	$11.50	$8.92	$9.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.06	0.06	0.08	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.72	1.21	(1.16)	2.95	(0.19)
Total from investment operations	4.73	1.27	(1.10)	3.03	(0.10)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.05)	(0.01)	(0.29)	(0.15)
Net realized gains on investments	(0.84)	(0.12)	(0.43)	(0.16)	—
Total distributions	(0.87)	(0.17)	(0.44)	(0.45)	(0.15)
Net Asset Value, end of year	$14.92	$11.06	$9.96	$11.50	$8.92
TOTAL RETURN	43.13%	12.74%	(9.52% )	34.11%	(1.16% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$50,642	$36,008	$23,249	$7,359	$3,382
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.29%	1.41%	2.01%	2.46%	3.36%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.09%	0.54%	0.55%	0.71%	0.97%
Portfolio turnover[2]	84.60%	29.67%	22.93%	28.82%	16.10%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$12.07	$12.50	$15.51	$13.18	$11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.14	0.10	0.07	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.38)	(0.27)	(2.82)	2.35	2.01
Total from investment operations	(0.26)	(0.13)	(2.72)	2.42	2.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	—	(0.10)	(0.04)	(0.13)
Net realized gains on investments	—	(0.30)	(0.19)	(0.05)	(0.13)
Total distributions	(0.19)	(0.30)	(0.29)	(0.09)	(0.26)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	0.01
Net Asset Value, end of year	$11.62	$12.07	$12.50	$15.51	$13.18
TOTAL RETURN	(2.16% )	(1.01% )	(17.58% )	18.42%	19.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$54,789	$84,543	$118,505	$219,596	$145,164
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.75%	1.65%	1.66%	1.70%	1.77%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.40%	1.46%	1.48%	1.48%	1.47%
Ratio of net investment income (loss) to average net assets	1.24%	1.15%	0.72%	0.49%	1.26%
Portfolio turnover[4]	29.80%	18.77%	26.09%	7.74%	34.90%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$12.13	$12.54	$15.57	$13.22	$11.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.17	0.14	0.10	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.39)	(0.28)	(2.85)	2.37	1.99
Total from investment operations	(0.24)	(0.11)	(2.71)	2.47	2.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	—	(0.13)	(0.07)	(0.15)
Net realized gains on investments	—	(0.30)	(0.19)	(0.05)	(0.13)
Total distributions	(0.21)	(0.30)	(0.32)	(0.12)	(0.28)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	0.01
Net Asset Value, end of year	$11.68	$12.13	$12.54	$15.57	$13.22
TOTAL RETURN	(1.94% )	(0.85% )	(17.41% )	18.70%	19.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$141,964	$235,639	$256,669	$275,233	$95,724
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%	1.51%	1.50%	1.52%	1.62%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.45%	1.39%	0.97%	0.70%	1.72%
Portfolio turnover[4]	29.80%	18.77%	26.09%	7.74%	34.90%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	135

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$14.55	$11.26	$14.19	$10.10	$12.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.11)	(0.01)	(0.01)	(0.02)	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	12.71	3.34	(2.62)	5.31	(1.07)
Total from investment operations	12.60	3.33	(2.63)	5.29	(1.09)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.04)	(0.24)	—
Net realized gains on investments	(0.45)	(0.04)	(0.26)	(0.96)	(1.13)
Total distributions	(0.45)	(0.04)	(0.30)	(1.20)	(1.13)
Net Asset Value, end of year	$26.70	$14.55	$11.26	$14.19	$10.10
TOTAL RETURN	86.72%	29.60%	(18.62% )	52.88%	(9.10% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$631,101	$177,639	$152,449	$175,331	$83,926
Ratio of expenses to average net assets	1.10%	1.19%	1.19%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets	(0.60% )	(0.04% )	(0.07% )	(0.18% )	(0.19% )
Portfolio turnover[2]	119.81%	80.10%	85.73%	66.51%	92.25%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$14.64	$11.32	$14.26	$10.14	$12.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.09)	0.01	0.01	0.01	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	12.81	3.35	(2.62)	5.33	(1.08)
Total from investment operations	12.72	3.36	(2.61)	5.34	(1.07)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.07)	(0.26)	—
Net realized gains on investments	(0.45)	(0.04)	(0.26)	(0.96)	(1.13)
Total distributions	(0.45)	(0.04)	(0.33)	(1.22)	(1.13)
Net Asset Value, end of year	$26.91	$14.64	$11.32	$14.26	$10.14
TOTAL RETURN	87.01%	29.71%	(18.40% )	53.18%	(8.92% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,094,356	$126,911	$91,769	$30,957	$16,545
Ratio of expenses to average net assets	0.95%	1.05%	1.02%	1.05%	1.01%
Ratio of net investment income (loss) to average net assets	(0.44% )	0.10%	0.07%	0.06%	0.06%
Portfolio turnover[2]	119.81%	80.10%	85.73%	66.51%	92.25%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

136	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of year	$19.12	$14.37	$22.20	$15.47	$18.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05	0.16	0.21	0.16	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.17	4.80	(4.84)	8.86	(1.04)
Total from investment operations	8.22	4.96	(4.63)	9.02	(0.83)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.21)	(0.29)	(0.37)	(0.26)
Net realized gains on investments	(0.28)	—	(2.91)	(1.92)	(1.29)
Return of capital	—	—	—	—	(0.57)
Total distributions	(0.34)	(0.21)	(3.20)	(2.29)	(2.12)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [3]
Net Asset Value, end of year	$27.00	$19.12	$14.37	$22.20	$15.47
TOTAL RETURN	43.05%	34.56%	(21.42% )	59.37%	(5.18% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$962,714	$718,633	$566,456	$843,508	$495,900
Ratio of expenses to average net assets	1.09%	1.09%	1.10%	1.09%	1.18%
Ratio of net investment income (loss) to average net assets	0.22%	0.96%	1.00%	0.78%	1.24%
Portfolio turnover[4]	52.64%	68.93%	96.98%	78.74%	83.82%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of year	$19.08	$14.33	$22.17	$15.44	$18.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.09	0.20	0.33	0.21	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.15	4.80	(4.93)	8.84	(1.03)
Total from investment operations	8.24	5.00	(4.60)	9.05	(0.81)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.25)	(0.33)	(0.40)	(0.28)
Net realized gains on investments	(0.28)	—	(2.91)	(1.92)	(1.29)
Return of capital	—	—	—	—	(0.57)
Total distributions	(0.38)	(0.25)	(3.24)	(2.32)	(2.14)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [3]
Net Asset Value, end of year	$26.94	$19.08	$14.33	$22.17	$15.44
TOTAL RETURN	43.23%	34.90%	(21.32% )	59.71%	(5.06% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$546,157	$183,762	$46,657	$61,975	$15,874
Ratio of expenses to average net assets	0.93%	0.91%	0.91%	0.93%	1.03%
Ratio of net investment income (loss) to average net assets	0.40%	1.17%	1.53%	0.99%	1.32%
Portfolio turnover[4]	52.64%	68.93%	96.98%	78.74%	83.82%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	137

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$23.27	$26.32	$34.31	$25.65	$26.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	(0.01)	(0.05)	(0.09)	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.81	(0.24)	(3.60)	9.24	(0.33)
Total from investment operations	3.82	(0.25)	(3.65)	9.15	(0.32)
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	(0.80)	(2.80)	(4.34)	(0.49)	(0.46)
Net Asset Value, end of year	$26.29	$23.27	$26.32	$34.31	$25.65
TOTAL RETURN	16.51%	(0.88% )	(10.09% )	35.79%	(1.23% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$617,908	$786,881	$1,077,990	$1,484,045	$967,009
Ratio of expenses to average net assets	1.15%	1.11%	1.09%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets	0.05%	(0.03% )	(0.16% )	(0.30% )	0.02%
Portfolio turnover[2]	57.38%	24.00%	20.87%	16.81%	15.76%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$23.55	$26.56	$34.51	$25.77	$26.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.02	0.01	(0.03)	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.85	(0.23)	(3.62)	9.29	(0.30)
Total from investment operations	3.90	(0.21)	(3.61)	9.26	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.03)	—
Net realized gains on investments	(0.80)	(2.80)	(4.34)	(0.49)	(0.46)
Total distributions	(0.80)	(2.80)	(4.34)	(0.52)	(0.46)
Net Asset Value, end of year	$26.65	$23.55	$26.56	$34.51	$25.77
TOTAL RETURN	16.65%	(0.76% )	(9.92% )	36.05%	(1.00% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$90,053	$177,526	$463,790	$788,388	$551,202
Ratio of expenses to average net assets	1.03%	0.94%	0.90%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets	0.24%	0.09%	0.02%	(0.08% )	0.16%
Portfolio turnover[2]	57.38%	24.00%	20.87%	16.81%	15.76%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

138	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$21.51	$18.53	$24.12	$18.83	$18.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.11	0.09	0.09	0.08
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.25	4.73	(4.91)	6.13	(0.01)
Total from investment operations	6.32	4.84	(4.82)	6.22	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.12)	(0.06)	(0.20)	(0.16)
Net realized gains on investments	(2.43)	(1.74)	(0.71)	(0.73)	(0.05)
Total distributions	(2.56)	(1.86)	(0.77)	(0.93)	(0.21)
Net Asset Value, end of year	$25.27	$21.51	$18.53	$24.12	$18.83
TOTAL RETURN	29.82%	26.08%	(20.18% )	33.14%	0.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,101,820	$1,466,194	$1,704,102	$2,155,280	$1,685,872
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.95%	0.93%	0.91%	0.95%	0.98%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.95%	0.93%	0.91%	0.94%	0.98%
Ratio of net investment income (loss) to average net assets	0.31%	0.51%	0.40%	0.40%	0.43%
Portfolio turnover[2]	62.03%	25.42%	46.11%	44.34%	55.15%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$21.55	$18.57	$24.16	$18.86	$19.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.11	0.11	0.10	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.29	4.74	(4.91)	6.14	— [3]
Total from investment operations	6.34	4.85	(4.80)	6.24	0.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.13)	(0.08)	(0.21)	(0.19)
Net realized gains on investments	(2.43)	(1.74)	(0.71)	(0.73)	(0.05)
Total distributions	(2.57)	(1.87)	(0.79)	(0.94)	(0.24)
Net Asset Value, end of year	$25.32	$21.55	$18.57	$24.16	$18.86
TOTAL RETURN	29.85%	26.10%	(20.08% )	33.23%	0.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$548,968	$840,476	$1,167,472	$1,957,214	$1,302,317
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	0.88%	0.85%	0.87%	0.88%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.91%	0.88%	0.84%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	0.25%	0.53%	0.46%	0.46%	0.54%
Portfolio turnover[2]	62.03%	25.42%	46.11%	44.34%	55.15%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
3	Less than $0.01 per share.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$4.38	$4.58	$6.91	$5.25	$6.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.01	0.06	0.06	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.76	0.16	(1.61)	2.22	(0.41)
Total from investment operations	1.78	0.17	(1.55)	2.28	(0.39)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	(0.13)	(0.29)	(0.08)
Net realized gains on investments	—	(0.37)	(0.65)	(0.33)	(0.43)
Total distributions	(0.04)	(0.37)	(0.78)	(0.62)	(0.51)
Net Asset Value, end of year	$6.12	$4.38	$4.58	$6.91	$5.25
TOTAL RETURN	40.77%	3.80%	(22.21% )	43.70%	(6.32% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$141,931	$113,388	$127,080	$192,431	$142,726
Ratio of expenses to average net assets	1.19%	1.15%	1.14%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.50%	0.28%	1.01%	0.90%	0.41%
Portfolio turnover[2]	39.62%	36.63%	35.60%	25.37%	34.73%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$4.42	$4.61	$6.95	$5.27	$6.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.01	0.04	0.10	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.79	0.17	(1.60)	2.21	(0.37)
Total from investment operations	1.80	0.18	(1.56)	2.31	(0.39)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—	(0.13)	(0.30)	(0.09)
Net realized gains on investments	—	(0.37)	(0.65)	(0.33)	(0.43)
Total distributions	(0.05)	(0.37)	(0.78)	(0.63)	(0.52)
Net Asset Value, end of year	$6.17	$4.42	$4.61	$6.95	$5.27
TOTAL RETURN	40.76%	4.01%	(22.15% )	44.11%	(6.31% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$12,192	$23,426	$19,377	$32,587	$7,462
Ratio of expenses to average net assets	1.05%	1.05%	1.02%	1.01%	0.97%
Ratio of net investment income (loss) to average net assets	0.28%	0.29%	0.67%	1.51%	(0.31% )
Portfolio turnover[2]	39.62%	36.63%	35.60%	25.37%	34.73%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

140	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.10	$15.50	$22.89	$19.05	$19.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.12	0.12	0.02	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	7.92	2.57	(4.20)	5.68	(0.37)
Total from investment operations	7.90	2.69	(4.08)	5.70	(0.28)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.09)	(0.08)	(0.10)	(0.08)
Net realized gains on investments	(0.02)	—	(3.23)	(1.76)	—
Total distributions	(0.07)	(0.09)	(3.31)	(1.86)	(0.08)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$25.93	$18.10	$15.50	$22.89	$19.05
TOTAL RETURN	43.68%	17.38%	(18.05% )	30.59%	(1.44% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$99,573	$96,229	$111,456	$208,339	$254,226
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.57%	1.60%	1.51%	1.49%	1.49%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%	1.45%	1.46%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets	(0.11% )	0.72%	0.53%	0.09%	0.45%
Portfolio turnover[4]	111.87%	59.10%	69.79%	67.13%	44.44%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.06	$15.46	$22.86	$19.03	$19.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.15	0.16	0.07	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	7.91	2.58	(4.19)	5.67	(0.36)
Total from investment operations	7.92	2.73	(4.03)	5.74	(0.24)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.13)	(0.14)	(0.15)	(0.13)
Net realized gains on investments	(0.02)	—	(3.23)	(1.76)	—
Total distributions	(0.11)	(0.13)	(3.37)	(1.91)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$25.87	$18.06	$15.46	$22.86	$19.03
TOTAL RETURN	43.90%	17.65%	(17.86% )	30.85%	(1.24% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$107,569	$85,006	$74,935	$232,954	$174,962
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.47%	1.46%	1.37%	1.35%	1.34%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.08%	0.85%	0.73%	0.34%	0.64%
Portfolio turnover[4]	111.87%	59.10%	69.79%	67.13%	44.44%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$12.84	$9.58	$11.89	$8.21	$8.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)	0.14	0.09	0.07	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	10.42	3.24	(2.23)	4.27	(0.28)
Total from investment operations	10.39	3.38	(2.14)	4.34	(0.18)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.13)	(0.05)	(0.11)	(0.03)
Net realized gains on investments	(3.24)	—	(0.16)	(0.56)	(0.37)
Total distributions	(3.37)	(0.13)	(0.21)	(0.67)	(0.40)
Paid-in capital from redemption fees (Note 4)	—	0.01 [2]	0.04	0.01	— [3]
Net Asset Value, end of year	$19.86	$12.84	$9.58	$11.89	$8.21
TOTAL RETURN	82.52%	35.41%	(17.68% )	53.88%	(2.35% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$285,717	$63,432	$41,740	$35,209	$16,101
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%	1.62%	1.97%	2.34%	2.24%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.43%	1.42%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.14% )	1.25%	0.78%	0.66%	1.17%
Portfolio turnover[4]	152.86%	68.17%	76.67%	67.22%	63.15%

	Year Ended Dec. 31			Period Ended Dec. 31, 2017[5]
INSTITUTIONAL CLASS	2020	2019	2018
Net Asset Value, beginning of period	$12.86	$9.59	$11.87	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.15	0.11	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	10.42	3.26	(2.21)	0.67
Total from investment operations	10.46	3.41	(2.10)	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.15)	(0.05)	(0.13)
Net realized gains on investments	(3.24)	—	(0.16)	(0.56)
Total distributions	(3.42)	(0.15)	(0.21)	(0.69)
Paid-in capital from redemption fees (Note 4)	—	0.01 [2]	0.03	—
Net Asset Value, end of period	$19.90	$12.86	$9.59	$11.87
TOTAL RETURN	82.89%	35.68%	(17.48% )	6.19%	[6]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$98,052	$32,376	$20,740	$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.37%	1.51%	1.79%	2.09%	[7]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.24%	1.25%	1.25%	[7]
Ratio of net investment income (loss) to average net assets	0.20%	1.34%	1.05%	(1.20%	)[7]
Portfolio turnover[4]	152.86%	68.17%	76.67%	67.22%	[6]

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
5	Commenced operations on November 30, 2017.
6	Not annualized.
7	Annualized.

See accompanying notes to financial statements.

142	MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues seventeen separate series of shares (each a “Fund”, and collectively, the “Funds”): Matthews Emerging Markets Equity Fund, Matthews Asia Total Return Bond Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. The Matthews Emerging Markets Equity Fund commenced investment operations on April 30, 2020. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Pricing and Valuation Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Pricing and Valuation Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Pricing and Valuation Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. Level 3 securities are valued based on significant unobservable inputs as determined under the direction of the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 3 securities consisted of equities that, as of December 31, 2020, were suspended from trading.

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

matthewsasia.com | 800.789.ASIA	143

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2020.

	Matthews Emerging Markets Equity Fund	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Argentina	$587,547	$—	$—	$—	$—	$—
Bangladesh	—	—	—	—	57,913,199	16,865,150
Brazil	1,241,180	—	—	—	—	—
China/Hong Kong	3,434,244	—	—	51,910,375	—	441,725,030
India	1,916,239	—	—	—	—	—
Mexico	1,414,637	—	—	—	—	—
Netherlands	907,893	—	—	—	—	—
Peru	590,472	—	—	—	—	—
Poland	1,390,223	—	—	—	—	—
Russia	730,590	—	—	—	—	—
Singapore	557,340	—	—	—	—	18,352,410
Sri Lanka	—	—	—	—	—	9,607,985
Switzerland	—	—	—	—	—	7,666,395
Taiwan	—	—	—	—	125,116,857	39,287,112
United States	—	—	—	30,912,210	—	68,384,978
Zambia	723,431	—	—	—	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	—	28,499,935	6,219,140	—	—	—
Non-Convertible Corporate Bonds[a]	—	64,480,563	65,927,466	—	—	—
Convertible Corporate Bonds[a]	—	10,784,726	11,894,181	135,516,027	—	—
Common Equities:
Australia	—	—	—	38,075,367	422,218,785	56,678,139
Bangladesh	—	—	—	—	—	12,736,275
Brazil	1,598,969	—	—	—	—	—
China/Hong Kong	9,995,815	—	—	488,112,986	1,599,760,118	501,809,466
France	1,149,339	—	—	52,761,481	—	—
India	3,092,960	—	—	111,394,565	129,909,987	94,638,816
Indonesia	739,780	—	—	36,772,968	—	71,674,629
Japan	—	—	—	—	1,599,085,900	576,363,251
Mexico	283,380	—	—	—	—	—
Philippines	565,079	—	—	19,140,324	77,409,997	—
Russia	1,875,657	—	—	—	—	—
Singapore	908,145	—	—	114,825,734	277,975,703	—
South Africa	490,169	—	—	—	—	—
South Korea	2,731,428	—	—	147,199,206	209,866,744	—
Taiwan	2,610,611	—	—	158,349,378	196,378,182	—
Thailand	—	—	—	14,088,319	60,416,517	—
United Kingdom	537,623	—	—	—	—	—
Vietnam	309,358	—	—	20,359,776	—	17,645,016
Preferred Equities:
South Korea	2,611,045	—	—	27,149,805	285,330,579	—
Total Market Value of Investments	$42,993,154	$103,765,224	$84,040,787	$1,446,568,521	$5,041,382,568	$1,933,434,652

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

144	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2020.

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews Asia Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$1,308,541	$13,823,420	$—	$—
China/Hong Kong	379,027,932	4,055,354	18,083,424	329,021,009	6,215,132
India	—	—	—	—	645,051
Malaysia	—	—	38,782	—	611,280
Pakistan	—	—	16,151,521	—	—
Singapore	80,097,720	—	—	88,019,910	—
South Korea	—	—	—	—	1,683,428
Sri Lanka	—	—	16,561,110	—	—
Taiwan	—	1,722,832	—	—	—
United States	—	3,366,628	—	32,901,084	1,989,757
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	4,274,666	—	—
Bangladesh	—	1,841,864	7,675,240	—	—
China/Hong Kong	3,970,121,216	27,097,044	3,432,303	741,907,812	92,137,831
France	—	—	—	59,774,372	—
India	994,241,110	18,733,415	22,809,184	149,975,622	42,027,101
Indonesia	285,895,889	89,964	24,630,085	33,306,996	3,087,681
Japan	—	5,051,208	—	—	—
Malaysia	69,519,421	—	—	—	—
Pakistan	—	—	5,074,805	—	—
Philippines	163,181,240	—	16,236,114	—	2,800,357
Singapore	137,325,771	2,276,716	2,100,765	—	1,802,774
South Korea	1,131,218,110	1,023,679	—	135,952,129	16,383,487
Taiwan	1,194,020,773	8,546,650	—	85,658,316	30,061,833
Thailand	132,426,632	1,119,029	4,897,225	—	2,691,267
Vietnam	92,563,207	647,388	34,232,024	5,406,314	4,620,746
Preferred Equities:
South Korea	—	9,724,958	—	—	—
Total Market Value of Investments	$8,629,639,021	$86,605,270	$190,020,668	$1,661,923,564	$206,757,725

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Notes to Financial Statements (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of December 31, 2020.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$—	$49,940,472	$—	$8,507,508	$—	$12,695,132
Consumer Discretionary	10,079,357	82,191,734	5,604,207	8,404,678	—	—
Financials	—	—	—	—	977,862	—
Information Technology	—	—	—	11,997,850	—	7,999,514
Real Estate	11,975,466	—	—	—	—	4,717,412
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	56,612,941	158,471,045	44,578,061	117,853,156	17,960,762	—
Consumer Discretionary	70,855,213	307,303,495	53,427,477	268,949,952	13,587,257	45,071,106
Consumer Staples	24,244,901	52,996,605	84,314,748	—	9,101,386	16,783,291
Energy	10,031,161	—	54,024,955	—	—	—
Financials	40,557,133	287,583,080	268,769,711	140,651,656	10,839,808	13,945,886
Health Care	18,483,723	130,494,946	45,287,671	276,550,260	9,142,371	45,313,589
Industrials	54,200,959	93,888,282	25,866,204	325,456,987	3,339,716	87,449,689
Information Technology	39,113,580	188,966,815	115,784,585	356,625,514	34,494,993	89,328,172
Materials	18,415,890	63,712,925	26,495,119	115,699,153	3,148,482	24,250,175
Real Estate	10,990,919	69,050,795	—	—	—	26,219,600
Utilities	8,058,432	15,448,919	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,329,739	—
Consumer Staples	—	—	—	—	6,379,628	—
Information Technology	—	—	—	—	29,878,316	—
Materials	—	—	—	—	7,364,918	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	252
Total Market Value of Investments	$373,619,675	$1,500,049,113	$724,152,738	$1,630,696,714	$151,545,238	$373,773,818

Levels for Derivatives Financial Instruments:

Summary of inputs used to determine the fair valuation of the Funds’ derivative financial instruments as of December 31, 2020.

Matthews Asia Total Return Bond Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	$1,990,746

Interest Rate Swaps	704,897

$2,695,643

Liabilities
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	($280,505)

1

Derivative financial instruments are forward foreign currency exchange contracts and interest rate swaps. Forward foreign currency exchange contracts and interest rate swaps are valued at the unrealized appreciation/depreciation on the instrument.

146	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

Matthews China Small Companies Fund
Common Equities — Information Technology
Balance as of 12/31/19 (market value)	$250

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/ (depreciation)	2

Purchases	—

Sales	—

Transfers in to Level 3	—

Transfer out of Level 3	—
Balance as of 12/31/20 (market value)	$252
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/20*	$2

*	Included in the related amounts on the Statements of Operations.

C.

BASIS OF CONSOLIDATION: The accompanying consolidated financial highlights of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) for the 2016 period include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds were series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds were exclusively owned by the Investing Funds. The U Series Funds primarily invested in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Investor (“QFI”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota was subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds were subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions had been eliminated in the consolidation process. The U Series Funds were intended to be disregarded entities for tax purposes. Therefore, no federal tax provision was required. Consolidated financial statements included expenses that were accrued for and paid by the Investing Funds. These included on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Among other risks of investing in foreign markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. For example, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies that sell stock into U.S. markets. This can result in investment decisions being made based on flawed or misleading information.

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in

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Notes to Financial Statements (continued)

the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. It is the policy of Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a monthly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

YEAR ENDED DECEMBER 31, 2020	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$882,135	$—	$882,135
Matthews Asia Total Return Bond Fund	4,578,727	—	4,578,727
Matthews Asia Credit Opportunities Fund	4,477,419	—	4,477,419
Matthews Asian Growth and Income Fund	14,794,758	391,926	15,186,684
Matthews Asia Dividend Fund	53,530,829	—	53,530,829
Matthews China Dividend Fund	7,855,231	—	7,855,231
Matthews Asia Growth Fund	16,807,423	68,287,399	85,094,822
Matthews Pacific Tiger Fund	129,852,518	359,799,196	489,651,714
Matthews Asia ESG Fund	2,311,656	2,403,245	4,714,901
Matthews Emerging Asia Fund	3,450,813	—	3,450,813
Matthews Asia Innovators Fund	8,251,347	18,926,624	27,177,971
Matthews China Fund	13,513,444	5,822,237	19,335,681
Matthews India Fund	4,523,843	16,595,544	21,119,387
Matthews Japan Fund	8,236,537	147,995,041	156,231,578
Matthews Korea Fund	1,103,667	—	1,103,667
Matthews Asia Small Companies Fund	596,420	134,758	731,178
Matthews China Small Companies Fund	34,983,716	21,174,671	56,158,387

YEAR ENDED DECEMBER 31, 2019	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Total Return Bond Fund	$4,702,646	$—	$4,702,646
Matthews Asia Credit Opportunities Fund	2,963,829	42,003	3,005,832
Matthews Asian Growth and Income Fund	35,418,572	22,400,844	57,819,416
Matthews Asia Dividend Fund	124,516,990	—	124,516,990
Matthews China Dividend Fund	6,111,641	—	6,111,641
Matthews Asia Growth Fund	373,187	12,060,061	12,433,248
Matthews Pacific Tiger Fund	59,773,643	269,683,012	329,456,655
Matthews Asia ESG Fund	204,697	588,349	793,046
Matthews Emerging Asia Fund	244	8,355,290	8,355,534
Matthews Asia Innovators Fund	—	976,006	976,006
Matthews China Fund	10,400,822	—	10,400,822
Matthews India Fund	1,864,672	115,678,091	117,542,763
Matthews Japan Fund	14,895,033	190,758,914	205,653,947
Matthews Korea Fund	133	10,920,522	10,920,655
Matthews Asia Small Companies Fund	1,036,516	79,318	1,115,834
Matthews China Small Companies Fund	1,012,660	—	1,012,660

F.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

148	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency trans- actions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

G.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

H.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFI accounts (i.e., the accounts through which the QFI quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFI’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value”

on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

I.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.

RECENT ACCOUNTING GUIDANCE: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may engage in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund do not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.

Swaps: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

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Notes to Financial Statements (continued)

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements and potential government regulation that could adversely affect the Funds’ swap investments.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

As of December 31, 2020, the Matthews Asia Total Return Bond Fund had $704,897 in gross/net assets in the Statements of Assets and Liabilities for OTC Interest Rate Swaps and gross assets of $1,990,746 and gross liabilities of $280,505 for the Forward foreign currency exchange contracts with Bank of America, N.A. The Fund received cash collateral of $2,290,000 from Bank of America, N.A. for the open OTC Interest Rate Swaps and Forward foreign currency exchange contracts.

Levels for Derivative Financial Instruments:

For the fiscal year ended December 31, 2020, the effects of derivative financial instruments on the statement of Assets and Liabilities was as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Total Return Bond Fund
	Asset Derivatives
	Unrealized appreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	$1,990,746
Interest rate contracts	Unrealized appreciation on Swaps	$704,897

	Total	$2,695,643

	Liability Derivatives
	Unrealized depreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	($280,505)

150	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2020, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Total Return Bond Fund
Net Realized Gain (Loss)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign
	currency exchange contracts	($695,797)
Interest rate swaps:

Interest rate contracts	Net realized gain (loss) on swaps	108,731

	Total	($587,066)

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net change in unrealized appreciation/
	depreciation on forward foreign currency
	exchange contracts	$1,571,854
Interest rate swaps:

Interest rate contracts	Net change in unrealized appreciation/
	depreciation on swaps	537,033

	Total	$2,108,887

In regards to the forward foreign currency exchange contracts entered into by the Matthews Asia Total Return Bond Fund, the average notional ending quarterly amounts purchased in USD were $3,390,616 and the average notional ending quarterly amounts sold in USD were $28,292,973. In regards to the interest rate swap contracts entered into by the Matthews Asia Total Return Bond Fund, where the Fund receives the fixed rate and pays the floating rate, the average notional ending quarterly amounts in USD was $18,783,633.

4.	CAPITAL SHARE TRANSACTIONS

	For the Period Ended December 31, 2020
	Shares	Amount
MATTHEWS EMERGING MARKETS EQUITY FUND[1]

Investor Class

Shares sold	686,270	$9,426,163

Shares issued through reinvestment of distributions	9,155	141,361

Shares redeemed	(70,526)	(932,459)
Net increase	624,899	$8,635,065
Institutional Class

Shares sold	2,223,270	$28,523,375

Shares issued through reinvestment of distributions	35,661	550,602

Shares redeemed	(42,875)	(610,863)
Net increase	2,216,056	$28,463,114

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
MATTHEWS ASIA TOTAL RETURN BOND FUND

Investor Class

Shares sold	1,083,279	$11,623,935	531,369	$5,763,612

Shares issued through reinvestment of distributions	141,335	1,519,805	145,300	1,576,564

Shares redeemed	(1,183,090)	(12,428,981)	(1,094,258)	(11,768,876)
Net increase (decrease)	41,524	$714,759	(417,589)	($4,428,700)
Institutional Class

Shares sold	1,515,846	$16,313,403	1,930,123	$20,678,547

Shares issued through reinvestment of distributions	266,617	2,867,164	247,825	2,689,277

Shares redeemed	(2,113,734)	(22,275,169)	(1,084,707)	(11,720,296)
Net increase (decrease)	(331,271)	($3,094,602)	1,093,241	$11,647,528

1	The Fund commenced operations on April 30, 2020.

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Notes to Financial Statements (continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND

Investor Class

Shares sold	336,236	$3,381,135	539,096	$5,563,787

Shares issued through reinvestment of distributions	45,500	454,092	50,305	523,714

Shares redeemed	(748,744)	(7,561,725)	(248,407)	(2,552,245)
Net increase (decrease)	(367,008)	($3,726,498)	340,994	$3,535,256
Institutional Class

Shares sold	2,782,828	$28,528,306	4,598,478	$48,037,680

Shares issued through reinvestment of distributions	357,209	3,561,328	188,769	1,969,854

Shares redeemed	(2,644,333)	(26,357,185)	(459,087)	(4,707,645)
Net increase	495,704	$5,732,449	4,328,160	$45,299,889
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	3,961,184	$60,658,602	4,872,266	$72,535,793

Shares issued through reinvestment of distributions	414,608	6,411,390	1,729,925	26,744,737

Shares redeemed	(13,087,303)	(193,520,450)	(18,009,566)	(272,354,103)
Net (decrease)	(8,711,511)	($126,450,458)	(11,407,375)	($173,073,573)
Institutional Class

Shares sold	16,675,711	$241,076,588	25,459,302	$387,665,569

Shares issued through reinvestment of distributions	539,050	8,348,939	1,643,462	25,409,900

Shares redeemed	(18,977,781)	(269,664,414)	(22,634,082)	(341,434,957)
Net increase (decrease)	(1,763,020)	($20,238,887)	4,468,682	$71,640,512
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	18,393,530	$327,832,632	23,080,251	$386,877,636

Shares issued through reinvestment of distributions	1,364,682	22,897,673	3,039,442	51,047,011

Shares redeemed	(50,820,426)	(839,219,405)	(63,800,331)	(1,067,632,982)
Net (decrease)	(31,062,214)	($488,489,100)	(37,680,638)	($629,708,335)
Institutional Class

Shares sold	27,263,064	$494,209,691	47,879,707	$804,748,356

Shares issued through reinvestment of distributions	1,601,889	26,818,513	3,784,649	63,570,444

Shares redeemed	(75,380,880)	(1,182,055,503)	(66,039,551)	(1,110,681,954)
Net (decrease)	(46,515,927)	($661,027,299)	(14,375,195)	($242,363,154)
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	5,086,753	$83,510,641	8,109,547	$128,681,746

Shares issued through reinvestment of distributions	324,393	5,319,517	266,077	4,182,441

Shares redeemed	(7,641,018)	(122,487,729)	(6,173,811)	(97,098,245)
Net increase (decrease)	(2,229,872)	($33,657,571)	2,201,813	$35,765,942
Institutional Class

Shares sold	2,188,458	$36,200,262	4,062,893	$64,306,979

Shares issued through reinvestment of distributions	141,907	2,334,298	113,134	1,780,502

Shares redeemed	(4,022,936)	(63,108,501)	(1,706,106)	(26,787,635)
Net increase (decrease)	(1,692,571)	($24,573,941)	2,469,921	$39,299,846
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	6,332,050	$199,075,749	4,541,007	$115,967,177

Shares issued through reinvestment of distributions	841,073	31,582,289	171,836	4,780,476

Shares redeemed	(5,251,278)	(155,528,257)	(7,367,330)	(188,876,592)
Net increase (decrease)	1,921,845	$75,129,781	(2,654,487)	($68,128,939)
Institutional Class

Shares sold	11,686,984	$374,999,073	7,619,976	$196,483,749

Shares issued through reinvestment of distributions	1,035,121	39,231,079	173,818	4,875,584

Shares redeemed	(5,490,464)	(159,699,273)	(3,742,483)	(96,806,547)
Net increase	7,231,641	$254,530,879	4,051,311	$104,552,786

152	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	11,494,193	$323,117,327	14,430,758	$406,894,363

Shares issued through reinvestment of distributions	4,049,821	136,114,507	2,845,287	81,033,776

Shares redeemed	(29,801,297)	(804,232,720)	(26,486,333)	(742,801,344)
Net (decrease)	(14,257,283)	($345,000,886)	(9,210,288)	($254,873,205)
Institutional Class

Shares sold	32,673,931	$930,496,306	49,951,152	$1,407,060,783

Shares issued through reinvestment of distributions	9,489,700	318,569,231	6,705,677	190,776,524

Shares redeemed	(80,886,550)	(2,156,987,939)	(53,091,456)	(1,488,158,535)
Net increase (decrease)	(38,722,919)	($907,922,402)	3,565,373	$109,678,772
MATTHEWS ASIA ESG FUND

Investor Class

Shares sold	1,158,839	$13,647,419	1,184,049	$12,826,439

Shares issued through reinvestment of distributions	137,055	1,944,810	22,962	252,585

Shares redeemed	(534,956)	(5,887,129)	(395,976)	(4,181,719)
Net increase	760,938	$9,705,100	811,035	$8,897,305
Institutional Class

Shares sold	926,661	$10,601,157	1,081,878	$11,684,318

Shares issued through reinvestment of distributions	130,435	1,848,265	31,337	344,077

Shares redeemed	(919,166)	(9,285,059)	(191,932)	(2,046,929)
Net increase	137,930	$3,164,363	921,283	$9,981,466
MATTHEWS EMERGING ASIA FUND

Investor Class

Shares sold	1,355,070	$13,153,567	1,977,945	$25,017,512

Shares issued through reinvestment of distributions	77,283	889,530	184,599	2,200,419

Shares redeemed	(3,724,899)	(37,271,230)	(4,636,314)	(57,325,455)
Net (decrease)	(2,292,546)	($23,228,133)	(2,473,770)	($30,107,524)
Institutional Class

Shares sold	5,256,576	$50,319,287	10,746,157	$135,847,255

Shares issued through reinvestment of distributions	217,150	2,512,428	496,581	5,949,041

Shares redeemed	(12,750,832)	(120,748,631)	(12,287,844)	(150,800,355)
Net (decrease)	(7,277,106)	($67,916,916)	(1,045,106)	($9,004,059)
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	16,759,785	$327,955,742	3,537,078	$45,933,297

Shares issued through reinvestment of distributions	382,354	9,734,744	34,901	503,279

Shares redeemed	(5,711,686)	(102,327,504)	(4,901,397)	(63,792,703)
Net increase (decrease)	11,430,453	$235,362,982	(1,329,418)	($17,356,127)
Institutional Class

Shares sold	35,927,684	$638,421,510	2,497,746	$33,297,458

Shares issued through reinvestment of distributions	641,718	16,460,072	24,526	355,872

Shares redeemed	(4,565,306)	(82,468,729)	(1,965,087)	(25,479,411)
Net increase	32,004,096	$572,412,853	557,185	$8,173,919
MATTHEWS CHINA FUND

Investor Class

Shares sold	12,452,138	$271,393,461	9,307,763	$160,049,101

Shares issued through reinvestment of distributions	439,212	11,437,067	413,049	7,823,154

Shares redeemed	(14,817,095)	(306,488,611)	(11,566,339)	(197,267,770)
Net (decrease)	(1,925,745)	($23,658,083)	(1,845,527)	($29,395,515)
Institutional Class

Shares sold	14,433,258	$305,009,425	8,093,642	$133,433,967

Shares issued through reinvestment of distributions	150,149	3,902,370	47,201	892,099

Shares redeemed	(3,946,034)	(82,476,184)	(1,765,278)	(30,910,184)
Net increase	10,637,373	$226,435,611	6,375,565	$103,415,882

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Notes to Financial Statements (continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
MATTHEWS INDIA FUND

Investor Class

Shares sold	3,731,964	$77,035,488	7,731,394	$200,765,536

Shares issued through reinvestment of distributions	701,233	17,909,487	3,684,970	85,638,714

Shares redeemed	(14,741,778)	(293,039,660)	(18,554,986)	(473,744,143)
Net (decrease)	(10,308,581)	($198,094,685)	(7,138,622)	($187,339,893)
Institutional Class

Shares sold	1,492,567	$31,919,210	6,857,047	$178,913,179

Shares issued through reinvestment of distributions	67,204	1,739,240	607,390	14,279,727

Shares redeemed	(5,718,773)	(112,099,270)	(17,386,942)	(457,235,640)
Net (decrease)	(4,159,002)	($78,440,820)	(9,922,505)	($264,042,734)
MATTHEWS JAPAN FUND

Investor Class

Shares sold	8,852,810	$182,401,034	14,040,067	$281,660,571

Shares issued through reinvestment of distributions	4,158,146	101,541,934	5,462,457	117,661,321

Shares redeemed	(37,589,119)	(763,750,870)	(43,276,411)	(904,215,429)
Net (decrease)	(24,578,163)	($479,807,902)	(23,773,887)	($504,893,537)
Institutional Class

Shares sold	7,824,784	$169,693,016	10,666,389	$222,188,400

Shares issued through reinvestment of distributions	1,657,417	40,556,999	1,514,104	32,674,366

Shares redeemed	(26,813,590)	(545,838,991)	(36,054,972)	(745,335,389)
Net (decrease)	(17,331,389)	($335,588,976)	(23,874,479)	($490,472,623)
MATTHEWS KOREA FUND

Investor Class

Shares sold	5,337,759	$24,520,467	2,059,086	$9,109,614

Shares issued through reinvestment of distributions	169,261	990,180	2,084,515	8,984,260

Shares redeemed	(8,176,532)	(36,303,789)	(6,006,394)	(26,550,755)
Net (decrease)	(2,669,512)	($10,793,142)	(1,862,793)	($8,456,881)
Institutional Class

Shares sold	611,636	$2,752,528	3,918,143	$17,759,942

Shares issued through reinvestment of distributions	16,173	95,256	393,829	1,709,218

Shares redeemed	(3,952,334)	(16,175,696)	(3,210,203)	(14,313,984)
Net increase (decrease)	(3,324,525)	($13,327,912)	1,101,769	$5,155,176
MATTHEWS ASIA SMALL COMPANIES FUND

Investor Class

Shares sold	912,505	$17,527,272	1,052,343	$17,606,463

Shares issued through reinvestment of distributions	10,897	265,676	26,715	477,400

Shares redeemed	(2,398,390)	(43,904,418)	(2,952,819)	(50,877,217)
Net (decrease)	(1,474,988)	($26,111,470)	(1,873,761)	($32,793,354)
Institutional Class

Shares sold	1,801,293	$34,711,625	2,286,863	$38,931,702

Shares issued through reinvestment of distributions	17,873	434,666	31,309	558,232

Shares redeemed	(2,368,411)	(44,643,485)	(2,456,706)	(41,355,074)
Net (decrease)	(549,245)	($9,497,194)	(138,534)	($1,865,140)
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	17,317,321	$313,524,452	2,414,807	$28,243,922

Shares issued through reinvestment of distributions	2,174,869	40,735,303	48,885	626,223

Shares redeemed	(10,047,670)	(187,020,006)	(1,880,948)	(20,832,077)
Net increase	9,444,520	$167,239,749	582,744	$8,038,068
Institutional Class

Shares sold	8,861,679	$147,262,680	1,234,398	$13,977,800

Shares issued through reinvestment of distributions	733,518	13,768,124	25,389	325,995

Shares redeemed	(7,186,555)	(143,114,672)	(904,930)	(10,177,325)
Net increase	2,408,642	$17,916,132	354,857	$4,126,470

154	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Total Return Bond Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund paid Matthews an annual fee of 0.55% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2020, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Expenses Waived or Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$88,411	($231,409)	($142,998)
Matthews Asia Total Return Bond Fund	596,035	(79,780)	516,255
Matthews Asia Credit Opportunities Fund	511,917	(62,980)	448,937
Matthews Asian Growth and Income Fund	8,900,674	—	8,900,674
Matthews Asia Dividend Fund	28,948,556	(134,924)	28,813,632
Matthews China Dividend Fund	2,257,142	—	2,257,142
Matthews Asia Growth Fund	8,959,032	—	8,959,032
Matthews Pacific Tiger Fund	49,413,522	(648,059)	48,765,463
Matthews Asia ESG Fund	396,225	(40,676)	355,549
Matthews Emerging Asia Fund	1,966,515	(801,181)	1,165,334
Matthews Asia Innovators Fund	5,427,554	—	5,427,554
Matthews China Fund	7,375,807	—	7,375,807
Matthews India Fund	4,415,150	—	4,415,150
Matthews Japan Fund	10,928,444	—	10,928,444
Matthews Korea Fund	786,229	—	786,229
Matthews Asia Small Companies Fund	1,697,281	(378,868)	1,318,413
Matthews China Small Companies Fund	2,880,688	(362,019)	2,518,669

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 30, 2020 for all Funds, except the Matthews Emerging Markets Equity Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 1.20% for the Institutional Class. Prior to April 30, 2020, Matthews had agreed to voluntarily reduce the expense limitation to 1.20% for the Institutional Class beginning on November 1, 2019. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Effective December 1, 2020 for the Matthews Emerging Asia Fund, Matthews voluntarily reduced this expense limitation to 1.10% for the Institutional Class and waived a corresponding amount (in annual percentage terms) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.20%. For the Matthews Emerging Markets Equity Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. In turn, if the expenses of a Fund, other than the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, any amount waived for prior fiscal years is not subject to recoupment. This agreement will continue through April 30, 2021, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

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Notes to Financial Statements (continued)

Waived Fees Subject to Possible Future Recoupment:

On December 31, 2020, the amounts expired and subject to possible future recoupment under the expense limitation agreement are as follows:

	Expired December 31,	Expiring December 31,
	2020	2021	2022	2023
Matthews Emerging Markets Equity Fund	$—	$—	$—	$231,409
Matthews Asia ESG Fund	156,429	156,459	67,253	40,676
Matthews Emerging Asia Fund	878,171	1,073,964	997,574	801,181
Matthews Asia Small Companies Fund	272,597	308,001	336,966	378,868
Matthews China Small Companies Fund	184,162	275,220	167,178	362,019

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2020, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Emerging Markets Equity Fund	$19,089	$—	$19,089
Matthews Asia Total Return Bond Fund	157,891	—	157,891
Matthews Asia Credit Opportunities Fund	135,783	—	135,783
Matthews Asian Growth and Income Fund	1,947,630	—	1,947,630
Matthews Asia Dividend Fund	6,325,613	(134,924)	6,190,689
Matthews China Dividend Fund	493,764	—	493,764
Matthews Asia Growth Fund	1,955,912	—	1,955,912
Matthews Pacific Tiger Fund	10,799,024	(648,059)	10,150,965
Matthews Asia ESG Fund	86,489	—	86,489
Matthews Emerging Asia Fund	285,929	—	285,929
Matthews Asia Innovators Fund	1,181,104	—	1,181,104
Matthews China Fund	1,611,615	—	1,611,615
Matthews India Fund	964,516	—	964,516
Matthews Japan Fund	2,392,640	—	2,392,640
Matthews Korea Fund	171,771	—	171,771
Matthews Asia Small Companies Fund	247,096	—	247,096
Matthews China Small Companies Fund	419,631	—	419,631

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees incurred by the Funds for administration and accounting services for the year ended December 31, 2020 were as follows:

Administration and Accounting fees
Matthews Emerging Markets Equity Fund	$1,064
Matthews Asia Total Return Bond Fund	8,670
Matthews Asia Credit Opportunities Fund	7,446
Matthews Asian Growth and Income Fund	106,962
Matthews Asia Dividend Fund	347,938
Matthews China Dividend Fund	27,125
Matthews Asia Growth Fund	107,687
Matthews Pacific Tiger Fund	593,894
Matthews Asia ESG Fund	4,763

156	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Administration and Accounting fees
Matthews Emerging Asia Fund	$15,732
Matthews Asia Innovators Fund	65,258
Matthews China Fund	88,649
Matthews India Fund	53,069
Matthews Japan Fund	131,327
Matthews Korea Fund	9,450
Matthews Asia Small Companies Fund	13,578
Matthews China Small Companies Fund	23,046

As of December 31, 2020, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Emerging Markets Equity Fund	620,331	22%
Matthews Asia Credit Opportunities Fund	876,880	10%
Matthews Asia ESG Fund	1,050,642	18%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,109,740 in aggregate for regular compensation during the year ended December 31, 2020.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2020 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Emerging Markets Equity Fund	$—	$—	$46,036,835	$11,646,928
Matthews Asia Total Return Bond Fund	—	—	40,741,724	47,766,774
Matthews Asia Credit Opportunities Fund	—	—	43,161,838	39,256,943
Matthews Asian Growth and Income Fund	—	—	468,649,264	631,633,741
Matthews Asia Dividend Fund	2,837,881	38,122,537	1,630,584,215	2,857,688,490
Matthews China Dividend Fund	—	—	267,015,693	327,690,467
Matthews Asia Growth Fund	—	—	706,549,644	555,318,350
Matthews Pacific Tiger Fund	—	—	2,793,332,591	4,607,081,501
Matthews Asia ESG Fund	—	—	57,552,869	50,507,089
Matthews Emerging Asia Fund	—	—	56,663,769	154,181,589
Matthews Asia Innovators Fund	—	—	1,665,434,621	954,382,308
Matthews China Fund	—	—	752,761,014	566,906,289
Matthews India Fund	—	—	383,426,758	673,968,570
Matthews Japan Fund	—	—	981,836,744	1,913,598,704
Matthews Korea Fund	—	—	45,541,918	70,371,066
Matthews Asia Small Companies Fund	—	—	182,054,165	210,625,453
Matthews China Small Companies Fund	—	—	531,188,456	401,641,796

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2020, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2020 is as follows:

	Value at Dec. 31, 2019	Purchases		Sales	Net Realized Gain (Loss) Jan. 1, 2020– Dec. 31, 2020	Net Change in Unrealized Appreciation (Depreciation)	Value at Dec. 31, 2020	Shares Dec. 31, 2020	Dividend Income Jan. 1, 2020– Dec. 31, 2020

MATTHEWS ASIA DIVIDEND FUND

Name of Issuer:

Anritsu Corp.†	$164,799,203	$ —		$55,129,579	$30,302,846	($18,051,257)	$ —	—	$2,023,412
BELLSYSTEM24 Holdings, Inc.	87,951,535	—		6,879,993	(1,791,027)	(90,756)	79,189,759	5,045,500	2,020,057
Breville Group, Ltd.	96,607,872	—		3,947,919	1,725,889	54,498,824	148,884,666	7,564,257	2,160,462
China Steel Chemical Corp.†	58,070,775	—		48,274,052	(23,275,873)	13,479,150	—	—	649,364
Eiken Chemical Co., Ltd.†	67,587,182	—		63,144,440	(16,403,538)	11,960,796	—	—	473,876
KATITAS Co., Ltd.	92,256,441	2,542,270	††	3,150,744	760,288	42,691,649	135,099,904	4,186,900	1,060,556
Minda Industries, Ltd.	71,216,192	295,611	††	3,848,324	504,104	6,375,435	74,543,018	13,619,268	79,287
Minth Group, Ltd.	238,203,085	—		19,551,577	10,979,532	94,438,870	324,069,910	61,253,000	5,636,386
Yuexiu Transport Infrastructure, Ltd.	84,277,091	—		743,980	277,715	(19,806,750)	64,004,076	93,902,000	2,544,113

Total Affiliates					$3,079,936	$185,495,961	$825,791,333		$16,647,513

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Notes to Financial Statements (continued)

	Value at Dec. 31, 2019	Purchases	Sales	Net Realized Gain (Loss) Jan. 1, 2020– Dec. 31, 2020	Net Change in Unrealized Appreciation (Depreciation)	Value at Dec. 31, 2020	Shares Dec. 31, 2020	Dividend Income Jan. 1, 2020– Dec. 31, 2020

MATTHEWS ASIA GROWTH FUND

Name of Issuer:

Rozetta Corp.†	$18,601,381	$—	$11,551,303	($6,338,554)	($711,524)	$—	—	$—
Sampath Bank PLC†	19,610,214	—	5,249,643	(6,407,426)	1,654,840	—	—	1,018,954

Total Affiliates				($12,745,980)	$943,316	$—		$1,018,954

MATTHEWS PACIFIC TIGER FUND

Name of Issuer:

DKSH Holding AG†	$219,652,228	$—	$247,193,456	($40,131,262)	$67,672,491	$—	—	$3,885,186
Fuyao Glass Industry Group Co., Ltd. H Shares†	150,920,324	—	108,734,391	11,942,321	10,256,574	—	—	2,666,816
Guotai Junan Securities Co., Ltd. H Shares†	145,823,286	—	120,619,098	(58,158,513)	32,954,325	—	—	3,641,895
Orion Holdings Corp.†	86,931,374	—	62,047,221	(182,118,564)	157,234,411	—	—	—
Tata Power Co., Ltd.†	142,780,167	—	11,881,993	(38,413,561)	71,458,400	—	—	3,407,567

Total Affiliates				($306,879,579)	$339,576,201	$—		$13,601,464

MATTHEWS EMERGING ASIA FUND

Name of Issuer:

PAK Suzuki Motor Co., Ltd.†	$7,778,239	$—	$1,991,545	($6,037,981)	$5,326,093	$—	—	$—
Vietnam National Seed Group JSC†	4,375,315	—	3,293,698	(639,341)	(442,276)	—	—	—

Total Affiliates				($6,677,322)	$4,883,817	$—		$—

MATTHEWS INDIA FUND

Name of Issuer:

VST Industries, Ltd.†	$48,471,387	—	$22,235,967	$9,190,775	($17,867,496)	$—	—	$680,966

Total Affiliates				$9,190,775	($17,867,496)	$—		$680,966

†	Issuer was not an affiliated company as of December 31, 2020.
††	Includes equity offering and stock dividend during the period.

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2020. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2020, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Emerging Markets Equity Fund	$ 811,325	$ —	$ —
Matthews Asia Total Return Bond Fund	213,010	—	(2,010,677)
Matthews Asia Credit Opportunities Fund	240,577	—	(2,459,194)
Matthews Asian Growth and Income Fund	3,940,181	—	(24,031,922)
Matthews Asia Dividend Fund	20,010,000	35,767,994	—
Matthews China Dividend Fund	1,532,371	—	(4,675,538)
Matthews Asia Growth Fund	26,665,170	16,872,519	—
Matthews Pacific Tiger Fund	24,527,644	354,104,228	—
Matthews Asia ESG Fund	683,012	317,352	—
Matthews Emerging Asia Fund	1,988,171	—	(92,267,599)
Matthews Asia Innovators Fund	70,648,640	27,155,008	—
Matthews China Fund	37,519,561	10,044,226	—
Matthews India Fund	—	—	(12,607,260)
Matthews Japan Fund	1,848,353	43,023,810	—
Matthews Korea Fund	444,906	—	(7,494,179)
Matthews Asia Small Companies Fund	284,010	—	(4,292,103)
Matthews China Small Companies Fund	5,076,626	2,815,707	—

158	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Matthews Emerging Markets Equity Fund	$—	$—	$6,854,654	$ 7,665,979
Matthews Asia Total Return Bond Fund	—	—	4,546,579	2,748,912
Matthews Asia Credit Opportunities Fund	—	—	618,818	(1,599,799)
Matthews Asian Growth and Income Fund	—	—	373,683,236	353,591,495
Matthews Asia Dividend Fund	—	—	1,832,512,464	1,888,290,458
Matthews China Dividend Fund	—	—	83,082,543	79,939,376
Matthews Asia Growth Fund	—	—	779,511,076	823,048,765
Matthews Pacific Tiger Fund	—	—	3,698,673,368	4,077,305,240
Matthews Asia ESG Fund	—	—	22,280,241	23,280,605
Matthews Emerging Asia Fund	—	—	14,176,370	(76,103,058)
Matthews Asia Innovators Fund	—	—	580,241,484	678,045,132
Matthews China Fund	—	—	431,966,753	479,530,540
Matthews India Fund	1,611,640	—	157,418,460	146,422,840
Matthews Japan Fund	—	—	488,105,969	532,978,132
Matthews Korea Fund	—	—	58,927,975	51,878,702
Matthews Asia Small Companies Fund	—	—	63,824,272	59,816,179
Matthews China Small Companies Fund	—	—	84,728,412	92,620,745

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2020, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Asia Total Return Bond Fund	$1,879,869	$ 130,808	$2,010,677
Matthews Asia Credit Opportunities Fund	1,503,334	955,860	2,459,194
Matthews Asian Growth and Income Fund	—	24,031,922	24,031,922
Matthews China Dividend Fund	2,259,438	2,416,100	4,675,538
Matthews Emerging Asia Fund	659,043	91,608,556	92,267,599
Matthews India Fund	—	12,607,260	12,607,260
Matthews Korea Fund	1,420,024	6,074,155	7,494,179
Matthews Asia Small Companies Fund	—	4,292,103	4,292,103

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Asia Dividend Fund	$82,955,984
Matthews China Fund	24,326,229
Matthews China Small Companies Fund	453,542

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended

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Notes to Financial Statements (continued)

December 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Capital paid-in	Increase/ (Decrease) Total Distributable Earnings/ (Accumulated Loss)
Matthews Emerging Markets Equity Fund	$ 27,939	$ (27,939)
Matthews Asia Total Return Bond Fund	—	—
Matthews Asia Credit Opportunities Fund	—	—
Matthews Asian Growth and Income Fund	—	—
Matthews Asia Dividend Fund	—	—
Matthews China Dividend Fund	—	—
Matthews Asia Growth Fund	7,557,524	(7,557,524)
Matthews Pacific Tiger Fund	40,647,963	(40,647,963)
Matthews Asia ESG Fund	293,638	(293,638)
Matthews Emerging Asia Fund	—	—
Matthews Asia Innovators Fund	2,939,588	(2,939,588)
Matthews China Fund	2,827,341	(2,827,341)
Matthews India Fund	(1,878,668)	1,878,668
Matthews Japan Fund	19,003,275	(19,003,275)
Matthews Korea Fund	—	—
Matthews Asia Small Companies Fund	—	—
Matthews China Small Companies Fund	20,433,671	(20,433,671)

As of December 31, 2020, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Emerging Markets Equity Fund	$ 36,069,615	$ 7,573,335	$ (649,796)	$ 6,923,539
Matthews Asia Total Return Bond Fund	100,242,096	9,341,795	(4,441,190)	4,900,605
Matthews Asia Credit Opportunities Fund	83,414,506	3,631,666	(3,005,385)	626,281
Matthews Asian Growth and Income Fund	1,070,696,705	452,248,603	(76,376,787)	375,871,816
Matthews Asia Dividend Fund	3,210,808,781	1,984,392,872	(153,819,085)	1,830,573,787
Matthews China Dividend Fund	290,630,123	96,308,918	(13,319,366)	82,989,552
Matthews Asia Growth Fund	1,152,845,532	846,306,156	(65,717,036)	780,589,120
Matthews Pacific Tiger Fund	4,904,135,204	3,931,145,911	(205,642,094)	3,725,503,817
Matthews Asia ESG Fund	63,857,021	27,284,849	(4,536,600)	22,748,249
Matthews Emerging Asia Fund	174,724,787	41,920,104	(26,624,223)	15,295,881
Matthews Asia Innovators Fund	1,075,955,841	596,228,620	(10,260,897)	585,967,723
Matthews China Fund	1,068,082,191	458,015,755	(26,048,833)	431,966,922
Matthews India Fund	545,052,036	251,374,330	(72,273,628)	179,100,702
Matthews Japan Fund	1,142,593,271	500,346,356	(12,242,913)	488,103,443
Matthews Korea Fund	92,630,755	61,909,090	(2,994,607)	58,914,483
Matthews Asia Small Companies Fund	141,775,705	70,585,616	(5,603,596)	64,982,020
Matthews China Small Companies Fund	289,059,930	106,567,698	(21,853,810)	84,713,888

9.	PUBLIC HEALTH EMERGENCY RISKS

Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of investment in the Funds could be significant and prolonged.

160	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

10.	SUBSEQUENT EVENTS

On February 12, 2021, the Board of Trustees of the Matthews International Funds (d/b/a Matthews Asia Funds) approved the tax-free reorganization (the “Reorganization”) of the Matthews Emerging Asia Fund (the “Target Fund”) into the Matthews Asia Small Companies Fund (the “Acquiring Fund”), which is expected to be renamed the Matthews Emerging Markets Small Companies Fund on or about April 30, 2021. To effectuate the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Target Fund. On the date of the closing of the Reorganization, shareholders of the Target Fund will receive Institutional Class or Investor Class shares, as applicable, of the Acquiring Fund equal in aggregate net asset value to the value of their shares of the Target Fund, in exchange for their shares of the Target Fund. The Reorganization is expected to be effective on or about April 29, 2021. After such date, the Target Fund will be terminated as a series of the Trust.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews Asia Funds and Shareholders of each of the seventeen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Matthews Asia Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets
Matthews Emerging Markets Equity Fund	For the period April 30, 2020 (commencement of operations) to December 31, 2020	For the period April 30, 2020 (commencement of operations) to December 31, 2020
Matthews Asia Total Return Bond Fund (formerly known as Matthews Asia Strategic Income Fund)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Matthews Asia Credit Opportunities Fund
Matthews Asian Growth and Income Fund
Matthews Asia Dividend Fund
Matthews China Dividend Fund
Matthews Asia Growth Fund
Matthews Pacific Tiger Fund
Matthews Asia ESG Fund
Matthews Emerging Asia Fund
Matthews Asia Innovators Fund
Matthews China Fund
Matthews India Fund
Matthews Japan Fund
Matthews Korea Fund
Matthews Asia Small Companies Fund
Matthews China Small Companies Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 25, 2021

We have served as the auditor of one or more investment companies in Matthews Asia Funds since 2007.

162	MATTHEWS ASIA FUNDS

Tax Information (unaudited)

For shareholders who do not have a December 31, 2020 tax year-end, this notice is for informational purposes. For the period January 1, 2020 to December 31, 2020, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2020 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Emerging Markets Equity Fund	8.23%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	67.10%
Matthews Asia Dividend Fund	71.87%
Matthews China Dividend Fund	64.19%
Matthews Asia Growth Fund	59.38%
Matthews Pacific Tiger Fund	36.42%
Matthews Asia ESG Fund	19.25%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	3.29%
Matthews China Fund	18.16%
Matthews India Fund	100.00%
Matthews Japan Fund	100.00%
Matthews Korea Fund	100.00%
Matthews Asia Small Companies Fund	66.12%
Matthews China Small Companies Fund	0.93%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2020 as follows:

Matthews Emerging Markets Equity Fund	0.06%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	5.43%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.51%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	5.77%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

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Tax Information (unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2020 as follows:

Long-Term Capital Gains
Matthews Emerging Markets Equity Fund	$ —
Matthews Asia Total Return Bond Fund	—
Matthews Asia Credit Opportunities Fund	—
Matthews Asian Growth and Income Fund	391,926
Matthews Asia Dividend Fund	—
Matthews China Dividend Fund	—
Matthews Asia Growth Fund	68,287,399
Matthews Pacific Tiger Fund	359,799,196
Matthews Asia ESG Fund	2,403,245
Matthews Emerging Asia Fund	—
Matthews Asia Innovators Fund	18,926,624
Matthews China Fund	5,822,237
Matthews India Fund	16,595,544
Matthews Japan Fund	147,995,041
Matthews Korea Fund	—
Matthews Asia Small Companies Fund	134,758
Matthews China Small Companies Fund	21,174,671

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2020 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Emerging Markets Equity Fund	$209,817	$25,933
Matthews Asia Total Return Bond Fund	5,514,337	163,527
Matthews Asia Credit Opportunities Fund	—	—
Matthews Asian Growth and Income Fund	35,356,958	2,848,820
Matthews Asia Dividend Fund	87,019,756	6,242,017
Matthews China Dividend Fund	12,022,968	509,790
Matthews Asia Growth Fund	10,542,564	838,325
Matthews Pacific Tiger Fund	114,957,646	12,533,873
Matthews Asia ESG Fund	829,038	89,619
Matthews Emerging Asia Fund	5,718,417	574,090
Matthews Asia Innovators Fund	4,690,144	516,657
Matthews China Fund	15,506,829	981,184
Matthews India Fund	—	—
Matthews Japan Fund	22,208,773	2,219,081
Matthews Korea Fund	2,331,516	383,988
Matthews Asia Small Companies Fund	2,309,698	257,675
Matthews China Small Companies Fund	5,479,049	113,841

164	MATTHEWS ASIA FUNDS

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2020, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Emerging Markets Equity Fund	0.01%
Matthews Asia Total Return Bond Fund	0.13%
Matthews Asia Credit Opportunities Fund	0.18%
Matthews Asian Growth and Income Fund	0.27%
Matthews Asia Dividend Fund	0.30%
Matthews China Dividend Fund	0.62%
Matthews Asia Growth Fund	0.20%
Matthews Pacific Tiger Fund	0.10%
Matthews Asia ESG Fund	0.01%
Matthews Emerging Asia Fund	1.29%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.10%
Matthews India Fund	0.00%
Matthews Japan Fund	1.69%
Matthews Korea Fund	1.44%
Matthews Asia Small Companies Fund	0.60%
Matthews China Small Companies Fund	0.14%

6. Qualified Short-Term Capital Gain Dividends

The Funds designate a portion of the short term capital gain dividends distributed during the year ended December 31, 2020, as Qualified Short Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Emerging Markets Equity Fund	100.00%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	100.00%
Matthews Asian Growth and Income Fund	0.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Growth Fund	100.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Asia ESG Fund	100.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	100.00%
Matthews China Fund	100.00%
Matthews India Fund	100.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	100.00%

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Approval of Investment Advisory Agreement (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as by the shareholders of each Fund in accordance with the requirements of the 1940 Act. Following an initial two-year term with respect to each Fund, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 25-27, 2020 (the “Meeting”), the Board, including the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2021 with respect to each Fund including the Matthews Emerging Markets Equity Fund. Although that Fund commenced operations on April 30, 2020 and the Advisory Agreement did not need to be renewed for that Fund, it was included as part of the approval in order to coordinate the renewal schedule for all Funds.

At the Meeting and at prior meetings, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund. The Independent Trustees were advised by independent legal counsel with respect to these matters. In addition, the Board received in-person presentations about the Funds throughout the year. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and addressed many of the factors discussed below, including but not limited to information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to management fee levels, which the Board considers to be the advisory and administrative fees both separately and on a combined basis, the Board considered, among other things, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable.

The Independent Trustees also considered that they had previously engaged an Independent Consultant (“Independent Consultant”) with substantial industry experience in providing fund boards with analysis to assist them in their Annual 15(c) Process. The Independent Trustees considered the work and analysis performed by the Independent Consultant in that engagement to review the process for selecting appropriate peer groups for the Funds as helpful in their review for the Annual 15(c) Process. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also took into account that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel.

Prior to the Meeting, a working group of Independent Trustees and independent legal counsel had met with representatives of Matthews to review relevant information in connection with the Annual 15(c) Process. Thereafter, all of the Independent Trustees had met separately with their independent legal counsel to review all of the information provided in connection with the Annual 15(c) Process. At these sessions, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with

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respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement.

The Trustees considered the overall financial strength and stability of Matthews and its ability to provide a high level and quality of services to the Funds. The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has expanded its professional staff at both senior and junior levels over the past several years. They also reviewed recent personnel developments relevant to certain of the Funds and efforts by Matthews to provide appropriate support to those Funds, including, but not limited to, Matthews’ recent hirings to further strengthen or maintain current capabilities and to support future potential growth of assets and the expansion of its business. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including the appointment of a new Global Head of Risk and Compliance and ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

The Trustees considered Matthews as well positioned to continue to provide high quality services to the Funds under various market conditions, as demonstrated by past periods of volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times, including the recent market volatility relating to the COVID-19 pandemic. The Trustees attributed much of that past stability to Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves.

As in past years, the Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. In this regard, the Trustees took into account the operation of Matthews’ business continuity plan during the current COVID-19 pandemic, the oversight it has provided to the operation of the business continuity plans of major Trust service providers, and Matthews’ reporting to the Board regarding all of these matters. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors. In particular the Trustees took into account the work performed by Matthews over the past year in connection with securities that were principally traded on markets that had been temporarily closed due to the COVID-19 pandemic.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds and benchmark indices for various periods ending June 30, 2020. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian markets. The Trustees also noted the difficulty of fairly benchmarking performance for certain of the Funds as well as the difficulty of establishing appropriate peer groups or benchmark indices for certain of the Funds because of the lack of other funds with a similar investment focus and of unmanaged benchmarks that closely match the Funds’ portfolios. The Independent Trustees reviewed information as to peer group selections presented by Broadridge and took into account the work previously done by the Independent Consultant in reviewing the peer group selection process.

When reviewing the Funds’ performance against unmanaged benchmarks, the Trustees took into account that the Funds, because they are actively managed, may have significant differences in portfolio construction than unmanaged benchmarks as well as significant differences in objectives and risks. For these reasons, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmarks.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Performance Universe over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Performance Universe over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates.

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Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance and explained its reasons for maintaining a consistent investment philosophy. In addition, the Trustees recognized actions taken by Matthews from time to time in response to performance concerns, such as changes to members of a portfolio management team. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund’s performance was very strong for the since-inception period, ranking in the first quintile against the peer group, in the third quintile for five years, fourth quintile for three years and fifth quintile for one year. The Trustees also noted that the Fund outperformed the median of its peer group for the five-year and since-inception periods and underperformed the median for the one-year and three-year periods. The Board considered Matthews’ discussion regarding the factors contributing to the recent underperformance and took into account recent changes implemented in the portfolio designed to help improve performance.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund has experienced difficult performance since inception, ranking in the fifth quintile for the one-year and three-year periods against the peer group and in the fourth quintile for the five-year and since-inception periods. The Trustees further noted that the Fund underperformed its peer group median for each of those periods. The Trustees considered Matthews’ view as to reasons for the Fund’s underperformance. The Board also took into account recent changes implemented in the portfolio that were designed to improve performance and noted the very recent improved performance over the short-term. The Board also noted that the Fund had generally experienced less volatility compared to the peer group.

For Matthews Korea Fund, the Trustees noted that the Fund performed at or above the median of its peer group for the one-year, three-year, five-year and since-inception periods. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that, therefore, relative peer performance was less useful than if the peer universe were larger.

For Matthews China Fund, the Trustees noted that the Fund’s performance had ranked in the second quintile for the one-year and since-inception periods and the first quintile for the three-year and five-year periods. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance had ranked in the first quintile for the one- and three-year periods and in the second quintile for the five-year and since-inception periods. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods.

For Matthews Asia Innovators Fund, the Trustees noted that the Fund has ranked in the first quintile for each of the one-year, three-year, five-year and since-inception periods. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods.

For Matthews Asia Growth Fund, the Trustees noted that the Fund had strong performance over all time periods, ranking in the first quintile for the one-year, three-year and five-year periods and outperforming the median of its peer group for the one-year, three-year, five-year and since-inception periods. The Trustees took into account, however, that principally due to the Fund’s exposure to Japan, the peer universe for the Fund was small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews India Fund, the Trustees noted that the Fund ranked in the fifth quintile for the one- and three-year periods and fourth quintile for the five-year period, underperforming the median of its peer group for each of those periods, but outperformed the median of its peer funds and ranked in the first quintile for the since-inception period. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the Fund’s underperformance. They also consider management’s effort to improve performance such as the engagement of a new portfolio manager and changes in portfolio construction. They noted very recent improved short-term performance.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund outperformed the median of its peer group and ranked in the second quintile for the one-year, three-year, five-year and since-inception periods. The Trustees took into account, however, that principally due to the Fund’s exposure to Japan, the peer universe for the Fund was small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund ranked above the median for the one-year, three-year, five-year and since-inception periods, with only three funds in the peer group. The Trustees considered further that one of the three peer group funds was not focused on Asian small cap investments and, therefore, was considered to be of limited use in evaluating the Fund’s performance.

For Matthews China Dividend Fund, the Trustees noted that the Fund ranked in the fourth quintile of its peer group over the one-year period but had strong relative performance over all longer time periods, ranking in the second quintile for the three-year and five-year periods and first quintile for the since-inception period. The Trustees also noted that the Fund had underperformed its peer group median for the one-year period but outperformed its peer group median for the three-year,

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five-year and since-inception periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the recent underperformance and also took into account recent changes implemented in the portfolio that were designed to improve performance.

For Matthews China Small Companies Fund, the Trustees noted that the Fund’s performance was above its peer group for the one-year period and since-inception period, but took into account the very small size of the peer group, with only three funds in the peer group.

For Matthews Asia Total Return Bond Fund, the Trustees noted that the Fund’s performance had ranked in the second quintile for the one-year, three-year and five-year periods and the third quintile for the since-inception period. The Trustees noted that the Fund had outperformed its peer group median for the one-year, three-year and five-year periods and slightly underperformed that median for the since-inception period. The Trustees recognized that the peer groups included mostly broader emerging market hard currency debt funds not focused on Asia, making the peer group less useful in comparing relative performance than if their principal investment strategies were more closely aligned with the Fund’s investment focus. The Trustees also considered that the Fund’s name and principal investment strategy had changed effective January 31, 2020.

For Matthews Emerging Asia Fund, the Trustees noted that the Fund had experienced difficult relative performance for the one-year, three-year, five-year and since-inception periods, ranking in the fifth quintile among its peer funds for each of those periods. The Trustees took into account Matthews’ explanation of the reasons for the Fund’s relative poor performance, noting that performance was recently negatively impacted by events surrounding the COVID-19 pandemic. They also considered Matthews’ view that the Fund was unique and differs from most funds in its peer group due to its investment focus on frontier countries, such as Pakistan. After reviewing the Fund’s performance, the Trustees requested that management consider a voluntary and temporary reduction in the Fund’s total net operating expenses and further review the Fund to determine if other changes would be appropriate.

For Matthews Asia ESG Fund, the Trustees noted that the Fund had outperformed its peer group median for the one-year, three-year, five-year and since-inception periods and had ranked in the second quintile for each of those periods. The Trustees noted that the peer group funds did not have a similar ESG strategy as the Fund.

For Matthews Asia Value Fund, the Trustees noted that the Fund’s performance had ranked in the fifth quintile for the one-year and three-year periods and in the third quintile for the since-inception period. The Trustees also noted that the Fund had underperformed the peer group median for each of those periods. The Trustees further noted that, as previously approved by the Board, the Fund had ceased the sale of shares as of August 25, 2020, and would be liquidated on or about September 30, 2020.

For Matthews Asia Credit Opportunities Funds, the Trustees noted that the Fund’s performance had ranked in the fifth quintile for the one-year and three-year periods and in the second quintile for the since-inception period. The Trustees also noted that the Fund had outperformed the peer group median for the since-inception period but had underperformed that median for the one-year and three-year periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the shorter-term underperformance. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees first noted the substantial work done over recent years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the management fee structure contains breakpoints for the group-priced Funds as well as for certain individually priced Funds. That structure enhances the ability of the Funds and their shareholders to benefit from past and potential future economies of scale. They discussed the structure and level of these breakpoints and concluded that they continue to be appropriate given the sizes of the Funds and potential future growth. The Trustees further noted that additional economies of scale have been and will continue to be shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement. The Trustees also noted that the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund in an effort to promote asset growth. As another example of economies of scale, the Trustees noted that Matthews was successful in negotiating lower fees with the Funds’ custodian, first in 2014 and again in 2019, resulting in additional savings to the Funds.

The Trustees next discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these

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endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated, especially in certain strategies. Those fluctuations affect any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the management fees and total fees and expenses of each Fund in comparison to the management and advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes and took into account the work previously done by the Independent Consultant in reviewing these peer groups. The Board placed greater emphasis on management fees, which include both advisory and administrative fees, as the basis of comparison rather than advisory fees alone.

The Trustees considered both the gross management fee rates charged by Matthews, as well as the effective management fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees considered that the contractual advisory rates (excluding administrative services) for the Funds were generally very competitive and often lower than those of the relevant peer group averages. The Trustees also considered that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses over time. The Trustees also noted that, as an example of those efforts, in 2019 the Advisor had agreed to lower the level of the expense cap for the Institutional Class of each Fund (other than the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund) by 5 basis points to 1.20%, thereby effectively lowering the expenses for the Investor Class of those Funds by the same amount, resulting in cost reductions for the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund, Matthews Asia ESG Fund and Matthews Asia Value Fund. It was noted that the larger Funds already operate under the reduced expense cap but now have additional downside protection in the event that their assets decrease.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that advisory fees for the Funds appeared to be appropriate in comparison and taking into account the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were fair and reasonable.

For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, actual management fees were above the peer group medians, but the contractual management fees were below the peer group medians. The Trustees noted that in 2018 Matthews had agreed to a reduction in its advisory fee rate from 0.65% to 0.55% and to forego recovery of any fees waived prior to that reduction.

For the Matthews Asia Small Companies Fund, Matthews Asia Value Fund, Matthews China Small Companies Fund and Matthews Emerging Asia Fund, the actual management fees were above the peer group medians due to their small size, but the contractual management fee for the Matthews Asia Value Fund was below its peer group median while the contractual management fees for the Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Emerging Asia Fund were above their respective peer group medians. The Trustees considered that these Funds each had breakpoints in its management fee schedule and noted that in 2019 the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund in order to promote asset growth and realize economies of scale. With respect to the Matthews Asia Value Fund, the Trustees took into account that the Fund was scheduled to be liquidated on or about September 30, 2020. With respect to the Matthews Emerging Asia Fund, the Trustees noted that they had asked management to consider a voluntary and temporary reduction in the Fund’s total net operating expenses and further review the Fund to determine whether other actions would be appropriate.

For the Matthews Japan Fund, Matthews Korea Fund, Matthews Pacific Tiger Fund, Matthews Growth and Income Fund and Matthews Asia Innovators Fund, the actual management fees were equal to or above peer group medians, but the contractual management fees were near or below the peer group medians.

For the Matthews Japan Fund, the actual management fee was below the peer group median, but the contractual management fee was above the peer group median.

For the Matthews China Fund, Matthews Asia Growth Fund, Matthews India Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund and Matthews Asia ESG Fund, both the actual management fees and the contractual management fees were below the respective peer group medians.

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5.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time in the future, but they also noted the continued expenditures on personnel and other resources. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared not to be excessive at the current time, whether considered inclusive or exclusive of distribution costs.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the “Board”) of the Matthews International Funds, (the “Funds”) met on November 17-19, 2020 (the “Meeting”) to review the Liquidity Risk Management Program (the “Program”) of the Funds, in accordance with the requirements of the Liquidity Rule. The Board has appointed the Liquidity Risk Management Committee (“LRMC”), a sub-committee of the Enterprise Risk Management Committee of Matthews International Capital Management, LLC, as Program Administrator.

At the Meeting, the LRMC provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report included a Portfolio Liquidity Profile of each Fund as of September 30, 2020. The Report also discussed the methodology utilized in establishing a Fund’s HLIM and Reasonably Anticipated Trading Size (“RATS”) and noted applicable changes during the period as well as proposed changes suggested by the LRMC to the HLIM or RATS for certain Funds. The Report also discussed the impact to the Program as a result of worldwide market disruptions which occurred in conjunction with the COVID-19 pandemic, and in particular as a result of extended exchange closures in Bangladesh and Sri Lanka.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the LRMC concluded that based on the operation of the functions, as described in the Report, the Program is adequately designed and implemented and is operating effectively pursuant to the requirements of the Liquidity Rule.

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Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address, principal occupations during the past five years and other trusteeships/directorships are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	17	Trustee (2019), Russell Investment Funds (9 portfolios) and Russell Investment Company (32 portfolios).

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1995), Executive Financial Literacy, Inc. (financial executive development programs); Faculty Director and Executive Education Lecturer (1995–2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.	17

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Council Member (since 2019), California Catastrophe Response Council; Vice President, Corporate Investment Officer (2007–2010), Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	17

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008–2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Haas School of Business, UC Berkeley.	17	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Trustee (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios).

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010– 2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	17	Director (since 2017), Hong Kong Securities and Investment Institute; Director (2013–2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (2010-2016), Oakland Museum of California.

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	17	Trustee (since 2006), Pacific Select Fund (57 Portfolios) and Pacific Funds Series Trust (39 Portfolios); Director (2005– 2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Director (since 2016), Chief Executive Officer (since 2009), President (since 2008) and Secretary (2007-2016), Matthews (investment management); President (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	17	Chairman (since 2010), Director (since 2009), Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

ROBERT J. HORROCKS, PhD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and Vice President	Vice President since 2009 and Trustee since 2018	Chief Investment Officer (since 2009), Director of Research (2008–2009), Matthews (investment management); Head of Research (2006–2008), Mirae Asset Management (investment management); Chief Investment Officer (2003–2006), Everbright Pramerica (investment management).	17	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

174	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007– 2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

DAVID MONROE Born 1963 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006–2013), Nikko Asset Management Co., Ltd. (investment management).	None

GAZALA KHAN Born 1969 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019	Chief Compliance Officer and Anti-Money Laundering Officer (since 2019), Matthews Asia Funds (registered investment company); Chief Compliance Officer (2009-2019), Goldman Sachs Trust and Variable Insurance Trust (registered investment company).	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

matthewsasia.com | 800.789.ASIA	175

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

	ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111	ADMINISTRATOR & TRANSFER AGENT BNY Mellon 760 Moore Road King of Prussia, PA 19406

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

AR-1220

176

(b) Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has four audit committee financial experts serving on its audit committee, Toshi Shibano, Jonathan F. Zeschin, Richard K. Lyons and Christopher F. Lee, each of whom is “independent.”

(b)

Prof. Shibano is a member of the Faculty of the General Electric Corporate Leadership Development Center. He has served as an Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, an Adjunct Professor at the Columbia Graduate School of Business, and on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as a member and former Chair of the Audit Committee of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Funds Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant license from the state of Colorado and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin was previously the chairman of the Board of Trustees of two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities referenced above. Mr. Zeschin has gained additional accounting expertise as a member of the Audit Committee of Matthews International Funds.

Mr. Lyons is a Professor of Finance and Economics at the Haas School of Business at the University of California, Berkeley, and has served as the university’s Chief Innovation and

Entrepreneurship Officer since 2020. Mr. Lyons oversaw the accounting and finance functions at the Haas School of Business when he served as Dean from 2008 to 2018. From 2006 to 2008 Mr. Lyons was on leave from UC Berkeley to serve as Chief Learning Officer at Goldman Sachs. In that role he interacted regularly with the leadership of the Securities Division, which oversees all Sales and Trading at Goldman Sachs. His teaching is primarily in International Finance and Currency Markets in both the MBA and Master’s in Financial Engineering programs. These courses include content on international accounting standards. His research for over two decades has been on the functioning of currency markets and, more recently, on the functioning of cryptocurrency markets.

Mr. Lee is an associate professor (part-time) of science practice in financial mathematics at the Hong Kong University of Science & Technology where he teaches courses in capital markets and risk management. In addition, Mr. Lee was the chairman and currently is a member of the Audit Committee of Hong Kong Securities and Investment Institute (HKSI). HKSI conducts all the licensing examinations and professional development of securities professionals in Hong Kong. Since HKSI receives funding from the Securities and Futures Commission and the Financial Services & Treasury Bureau of Hong Kong, the Audit Committee must provide the oversight in selecting professional auditing firms and preparing annual financial reports that are in compliance with government rules and regulations. Furthermore, Mr. Lee has served as a member of the Audit Committee at other large organizations such as the Oakland Museum of California and the Washington DC based African Wildlife Foundation. Mr. Lee was designated as Chair of the Audit Committee of Matthews International Funds on November 19, 2020.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $575,080 in 2019 and $569,330 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $150,170 in 2019 and $155,322 in 2020. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2019 and $0 in 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	Not Applicable

(d)	Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $582,960 in 2019 and $564,492 in 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 5, 2021

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 5, 2021

*	Print the name and title of each signing officer under his or her signature.